As filed with the Securities and Exchange	Registration No. 333-56297
Commission on May 1, 2025	Registration No. 811-02512

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-4

Post-Effective Amendment No. 65
to
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
and Amendment to
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Variable Annuity Account B
(Exact Name of Registrant)

Voya Retirement Insurance and Annuity Company
(Name of Depositor)

One Orange Way, C2N
Windsor, Connecticut 06095-4774
(Address of Depositor’s Principal Executive Offices) (Zip Code)

1-855-720-0409
(Depositor’s Telephone Number, including Area Code)

  Ian Macleod, Counsel
Security Life Of Denver Insurance Company
As Administrator for Voya Retirement Insurance and Annuity Company
20 Washington Avenue South, Minneapolis, MN 55401
(763) 342-9164
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):
[ ]	immediately upon filing pursuant to paragraph (b)
[X ]	on May 1, 2025, pursuant to paragraph (b)
[]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on ____________, pursuant to paragraph (a)(1) of Rule 485 under the Securities Act.

If appropriate, check the following box:
[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:  Group or individual deferred variable annuity contracts.

PART A
INFORMATION REQUIRED IN A PROSPECTUS

VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY Variable Annuity Account B VOYA VARIABLE ANNUITY CONTRACT PROSPECTUS – MAY 1, 2025

The Contract. The contract described in this prospectus is a group or individual deferred variable annuity contract issued by Voya Retirement Insurance and Annuity Company (the “Company,” “we,” “us” and “our”). It is issued to you, the contract holder, as either a nonqualified deferred annuity, including contracts offered to a custodian for an Individual Retirement Account as described in Section 408(a) of the Internal Revenue Code of 1986, as amended (“Tax Code”); a qualified individual retirement annuity (“IRA”); a qualified Roth IRA; or as a qualified contract for use with certain employer sponsored retirement plans. The contract is not available as a SIMPLE IRA under Tax Code Section 408(p).
The term “contract” in this prospectus refers to individual contracts and to certificates issued under group contracts. We no longer offer this contract for sale to new purchasers, and we are not accepting new participants under group contracts.

Why Reading this Prospectus Is Important. This prospectus contains facts about the contract and its investment options that you should know before purchasing. This information will help you decide if the contract is right for you. Please read this prospectus carefully.

Investment Options. The contract offers variable investment options and fixed interest options. You instruct us how to direct account dollars among the available investment options. Some investment options may be unavailable through your contract or in your state.
Premium Bonus Option. The premium bonus option was previously available upon purchase of the contract. If you elected this option, we credited a premium bonus to your account for each purchase payment that you made during the first account year. There is an additional charge for this option during the first seven account years. The costs of owning a contract with the premium bonus option may be higher than the costs of owning a contract without the premium bonus option or another variable annuity contract. In addition, if you elected the premium bonus option, the additional charges may be more than the amount of premium bonuses we credited to your account.
Customer Service. To answer your questions, contact your sales representative or write or call Customer Service at:

Customer Service
P.O. Box 981331
Boston, MA 02298-13311-800-366-0066
Additional Purchase Payments. Use the following addresses when sending additional purchase payments.
If using the U.S. Postal Service:	If using express mail:
Customer Service	Customer Service
P.O. Box 981331	P.O. Box 981331
Boston, MA 02298-1331	Boston, MA 02298-1331
*     *     *
Additional information about certain investment products, including variable annuities, has been prepared by the staff of the Securities and Exchange Commission (SEC) and is available at Investor.gov.
Neither the SEC nor any state securities commission has approved or disapproved the securities offered through this prospectus or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
We do not intend for this prospectus to be an offer to sell or a solicitation of an offer to buy these securities in any state that does not permit their sale. We have not authorized anyone to provide you with information that is different than that contained in this prospectus.

The contract is not a deposit with, obligation of or guaranteed or endorsed by any bank, nor is it insured by the Federal Deposit Insurance Corporation. The contract is subject to investment risk.

TABLE OF CONTENTS

Page
GLOSSARY OF TERMS USED IN THIS PROSPECTUS …………………………………………..3
IMPORTANT INFORMATION YOU SHOULD CONSIDER 4
CONTRACT OVERVIEW 6
FEE TABLE 8
PRINCIPAL RISKS OF INVESTING 11
PURCHASE AND RIGHTS 13
RIGHT TO CANCEL 15
PREMIUM BONUS OPTION 16
INVESTMENT OPTIONS 17
TRANSFERS AMONG INVESTMENT OPTIONS 20
BENEFITS AVAILABLE UNDER THE CONTRACT 23
TRANSFERS BETWEEN OPTION PACKAGES    ………………………………………………...27
FEES 28
YOUR ACCOUNT VALUE 32
WITHDRAWALS 33
SYSTEMATIC DISTRIBUTION OPTIONS 34
DEATH BENEFIT 35
THE INCOME PHASE 39
NEW YORK CONTRACTS 42
FEDERAL TAX CONSIDERATIONS 45
OTHER TOPICS 56
APPENDIX I – Voya Guaranteed Account I-1
APPENDIX II – Fixed Account II-1
APPENDIX III – Description of Underlying Funds III-1
CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION Back Cover

GLOSSARY OF TERMS USED IN THIS PROSPECTUS
The following are some of the important terms used throughout this prospectus that have special meaning. There are other capitalized terms that are explained or defined in other parts of this prospectus.

Account Effective Date:
The date on which an Account is established on a Contract Holder's behalf
Account Value:
The current value of your annuity contract. Includes, but is not limited to, premium payments, interest, fees and withdrawals
Adjusted Account Value:
The Account Value plus or minus the Market Value Adjustment (MVA)
Annuity Payment:
A series of payments for life, a definite period or a combination of the two.  These may variable or fixed in amount or a combination of both
Annuity Period:
The period during which Annuity Payments are made
Tax Code:
The Internal Revenue Code of 1986, as it may be amended from time to time
Deferred Sales Charge:
The charge that is applied to a Purchase Payment(s) upon withdrawal
General Account:
The account holding the assets, other than those assets held in the separate accounts
Guaranteed Account:
A fixed interest option that may be available during the accumulation phase under the contract
Guaranteed Rates:
These rates are guaranteed for a period of time.  No Guaranteed Rate will ever be less than the minimum Guaranteed Rate
Guaranteed Term:
The period of time for which a Guaranteed Rate is offered
Maintenance Fee:
An amount deducted from the Account Value during the Accumulation Period on each anniversary
Market Value Adjustment (MVA):
Reflects investment value changes since the date of deposit and may be positive or negative.
Maturity Value:
The amount due on a Guaranteed Account Guaranteed Term's Maturity Date
Maturity Date:
The last day of a Guaranteed Account Guaranteed Term
Purchase Payment(s):
The Purchase Payment(s) less premium taxes, if applicable
Separate Account:
A separate account that buys and holds shares of the Fund(s)
Subaccount(s):
The portion of the assets of the Separate Account that is allocated to a particular Fund
Systematic Distribution Option:
Allows you to receive regular payments from your contract without moving into the income phase
Transfers:
The movement of invested amounts between Subaccount(s) and/or Guaranteed Account
Cash Surrender Value:
The amount payable to the Contract Holder upon the withdrawal of any portion of an Account
Valuation Date:
The date and time for which a Subaccount calculates its net asset value

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

FEES AND EXPENSES				Location in Prospectus
Charges for Early Withdrawals
The early withdrawal charges applicable to your contract depend on the type of contract that you own.
• For Contracts Issued Outside of the State of New York –
o Contracts Issued Outside of New York (except Roth IRA Contracts Issued Before Sept. 20, 2000): If you withdraw money from your contract within 7 years following your last purchase payment, you may be assessed an early withdrawal charge of up to 7% (as a percentage of purchase payments withdrawn), declining to 0% over that time period.
o Roth IRA Contracts Issued Outside of New York Before Sept. 20, 2000: If you withdraw money from your contract within 5 account years, you may be assessed an early withdrawal charge of up to 5% (as a percentage of purchase payments withdrawn), declining to 0% over that time period.
• For All Contracts Issued in the State of New York:  If you withdraw money from your contract within 7 years following your last purchase payment, you may be assessed an early withdrawal charge of up to 7% (as a percentage of purchase payments withdrawn), declining to 0% over that time period.
For example, if you invest $100,000 in the contract and make an early withdrawal, you could be assessed an early withdrawal charge of up to $7,000 if the maximum early withdrawal charge is 7% or up to $5,000 if the maximum early withdrawal charge is 5%.
				Fee Table p.8 Fees – Transaction Fees – Early Withdrawal Charge
Transaction Charges
In addition to early withdrawal charges, you may also be charged for other transactions.
• We reserve the right to charge $10 for each transfer between investment options after the first 12 transfers during an account year. We do not currently impose this charge.
• We charge up to $20.00 for each overnight delivery withdrawal request.
• Premium taxes may apply to purchase payments.
				Fee Table p.8 Fees – Transaction Fees
Ongoing Fees and Expenses (annual charges)
The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
				Fee Table p.8 Fees – Periodic Fees and Charges Appendix III– Funds Available Under The Contract
	Annual Fee	Minimum	Maximum
	Base contract[1]	0.80%	0.80%
	Investment options[2] (fund fees and expenses)	0.20%	1.10%
	Optional benefits available for an additional charge[1] (for a single optional benefit, if elected)	0.20%	0.50%
1 As a percentage of amounts invested in the subaccounts, as well as an amount attributable to the annual maintenance fee.
2 As a percentage of fund net assets.
Because your contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the contract, which could add early withdrawal charges that substantially increase costs.

	Lowest Annual Cost: $268.48	Highest Annual Cost: $590.19
Assumes:
• Investment of $100,000
• 5% annual appreciation
• Least expensive fund fees and expenses
• No optional benefits
• No surrender charges
• No premium bonuses
• No additional purchase payments, transfers or withdrawals

Assumes:
• Investment of $100,000
• 5% annual appreciation
• Most expensive combination of optional benefits and fund fees and expenses
• No surrender charges
• No premium bonuses
• No additional purchase payments, transfers or withdrawals

RISKS			Location in Prospectus
Risk of Loss	You can lose money by investing in this contract, including loss of your principal investment.		Principal Risks of Investing in the Contract p.11
Not a Short-Term Investment
• This contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash.
• The contract’s tax deferral and long-term income features are generally more beneficial to investors with a long time horizon.
• Early withdrawal charges under the contract may be significant.
• Withdrawals may be subject to income taxes, including a 10% federal penalty tax if taken before age 59½.

Risks Associated with Investment Options
An investment in the contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the contract (e.g., the variable investment options). Each investment option (including each fixed interest option) has its own unique risks. You should review the investment options before making an investment decision.

Insurance Company Risks
An investment in the contract is subject to the risks related to us. Any obligations (including under the fixed interest options), guarantees and benefits of the contract are subject to our claims-paying ability. More information about us, including our financial strength ratings, is available upon request by contacting Customer Service at 1-800-366-0066.

RESTRICTIONS			Location in Prospectus
Investments
• Certain investment options may not be available under your contract.
• During the accumulation phase, we reserve the right to charge you for each transfer between investment options after your first 12 transfers during an account year. During the income phase, if you select a variable payment option, we allow you four free transfers each account year.
• Automatic rebalancing transactions do not count against your free transfers.
• Transfers involving the variable investment options are subject to restrictions designed to prevent frequent or disruptive trading.
• The fixed interest options are subject to special restrictions –
o The Fixed Account may be subject to special transfer restrictions that significantly limit your ability to make transfers from the Fixed Account. Transfers into the Fixed Account from any other investment option are not allowed.
o The Guaranteed Account is subject to a market value adjustment (MVA) if your account value is withdrawn or transferred before the end of the guaranteed term. The MVA may be positive or negative. You should review the separate prospectus for the Guaranteed Account.
• We reserve the right to remove or substitute funds as investment options.
Investment Options p.17 Transfers Among Investment Options p.20 Appendix I – Voya Guaranteed Account Appendix II – Fixed Account Appendix III– Funds Available Under The Contract

Optional Benefits
• Additional restrictions and limitations may apply under an optional benefit that you have elected.
• Withdrawals may affect the availability of an optional benefit by reducing the benefit by an amount greater than the value withdrawn and could terminate the benefit.
• Premium bonuses may be forfeited under certain circumstances, including if you make a withdrawal during the early withdrawal charge period applicable to your initial purchase payment.
• Premium bonuses may not be included in the death benefit, including the standard death benefit.
Premium Bonus Option p.16 Benefits Available Under the Contract p.23 Transfers Between Option Packages p.27 Death Benefit p.35
TAXES	Location in Prospectus
Tax Implications
• You should consult with a tax professional to determine the tax implications of an investment in and payments received under the contract.
• If you purchased the contract through a tax-qualified plan or individual retirement account, there is no additional tax benefit under the contract.
• Any gain under your contract may be taxed at ordinary income rates when withdrawn. You may be subject to a 10% federal penalty tax if you take a withdrawal before age 59½.
Federal Tax Considerations p.45
CONFLICTS OF INTEREST	Location in Prospectus
Investment Professional Compensation
Your investment professional may receive compensation for selling the contract to you in the form of commissions, additional cash compensation (e.g., bonuses) and non-cash compensation. This conflict of interest may influence your investment professional to recommend this contract over another investment for which the investment professional is not compensated or compensated less.
Other Topics – Contract Distribution p.57
Exchanges
Some investment professionals may have a financial incentive to offer you a new variable annuity contract in place of the one you already own. You should only exchange your current variable annuity contract if you determine, after comparing the features, fees and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.

OVERVIEW OF THE CONTRACT

Purpose

The contract described in this prospectus is a group or individual deferred variable annuity contract. Under the contract, you can accumulate assets on a tax-deferred basis by allocating money to the contract’s investment options, and you can later convert your accumulated assets into a stream of income payments from us. The contract also includes a death benefit that helps financially protect the named beneficiaries in the event of the annuitant’s death during the accumulation phase.

The contract is intended to be a retirement savings vehicle that offers a variety of investment options to help meet long-term financial goals. The contract may be appropriate for you if you have a long investment time horizon and your financial goals are consistent with the terms and conditions of the contract. The contract is not appropriate for you if you intend to make early or frequent withdrawals due to your liquidity needs, or if you intend to frequently trade in the contract’s investment options.

The term “contract” in this prospectus refers to individual contracts and to certificates issued under group contracts. Some of the fees, features and benefits of the contract are different if issued in certain states, particularly the State of New York, as described in this prospectus.

Phases of the Contract

The contract has two phases: (1) an accumulation phase (for accumulating assets under your contract) and (2) an income phase (for receiving regular payments from us).

•
Accumulation Phase. To help you accumulate assets under the contract during the accumulation phase, you may allocate your purchase payments and account value (including premium bonuses, if applicable) among the contract’s investment options. The contract’s investment options include:

o
Variable Investment Options. Each variable investment option (or subaccount) invests in the shares of a single underlying mutual fund (or fund). Each fund has its own investment objective, strategies and risks; investment adviser(s); expenses; and performance history that you should consider before making an investment decision. Additional information about each fund is provided in an appendix to this prospectus. See APPENDIX III – FUNDS AVAILABLE UNDER THE CONTRACT.

o	Fixed Interest Options. The fixed interest options include the Guaranteed Account and the Fixed Account.

◾
The Guaranteed Account offers certain guaranteed minimum interest rates for a stated period of time. Amounts must remain in the Guaranteed Account for specific periods to receive the quoted interest rates, or a market value adjustment will be applied. See APPENDIX I – VOYA GUARANTEED ACCOUNT, as well as the separate prospectus for the Guaranteed Account.

◾	The Fixed Account guarantees payment of the minimum interest rate specified in the contract. The Fixed Account is only available in certain states. See APPENDIX II – FIXED ACCOUNT.

•
Income Phase. When you want to begin receiving regular payments from us under your contract (i.e., annuitize your contract), you may elect to begin the income phase. The contract offers several income phase payment options. In general, you may receive income phase payments for a specified period of time or for life; receive income phase payments monthly, quarterly, semi-annually or annually; select an income phase payment option that provides for payments to your beneficiary; or select income phase payments that are fixed or vary depending upon the performance of the variable investment options you select. If you do not wish to fully annuitize your contract, the contract permits partial annuitizations.

During the income phase, you will be unable to take withdrawals of annuitized account value. Your contract’s death benefit from the accumulation phase is reduced by partial annuitizations and is terminated once your contract is fully annuitized. As such, once your contract is fully annuitized, no amounts will be payable upon death unless the income phase payment option that you selected provides otherwise.

Contract Features

Access to Your Money. During the accumulation phase, you may withdraw all or part of your account value. A full withdrawal will terminate your contract. A partial withdrawal will reduce the value of your contract and its benefits. Certain fees, taxes and early withdrawal penalties may apply. In addition, the Tax Code restricts full and partial withdrawals in some circumstances. Amounts withdrawn from the Guaranteed Account may be subject to a market value adjustment.

Tax Deferral. You will generally not pay taxes on any earnings from the contract until they are withdrawn. Tax-qualified retirement arrangements (e.g., IRAs or 403(b) plans) also defer payment of taxes on earnings until they are withdrawn. If you own the contract through a tax-qualified retirement arrangement, you should know that the contract does not provide any additional tax deferral of earnings beyond the tax deferral provided by the tax-qualified retirement arrangement. Taxes will generally be due when you receive a distribution. Tax penalties may apply if you take a withdrawal before age 59½.

Option Packages. There are three Option Packages under the contract: Option Package I, Option Package II and Option Package III. Option Package I includes the contract’s standard benefits. The other Option Packages include certain optional benefits for an additional charge. You selected an Option Package at the time of application. You may transfer from one Option Package to another, provided that certain conditions are satisfied. Each Option Package is distinct. The differences are summarized as follows:

	Option Package I	Option Package II	Option Package III
Additional Charge?	No (least expensive option)	Yes	Yes (most expensive option)
Death Benefit (Upon Death of Annuitant)	The greater of: • The sum of all purchase payments, adjusted for amounts withdrawn or applied to an income phase payment option as of the claim date; or • The account value on the claim date.
The greatest of:
• The sum of all purchase payments, adjusted for amounts withdrawn or applied to an income phase payment option as of the claim date; or
• The account value on the claim date; or
• The “step-up value” on the claim date.

The greatest of:
• The sum of all purchase payments, adjusted for amounts withdrawn or applied to an income phase payment option as of the claim date; or
• The account value on the claim date; or
• The “step-up value” on the claim date; or
• The “roll-up value” on the claim date.

Free Withdrawals ‒ Waiver of Early Withdrawal Charge	10% of your account value each account year, non-cumulative.	10% of your account value each account year, non-cumulative.	10% of your account value each account year, cumulative to a maximum of 30%.
Nursing Home Waiver ‒ Waiver of Early Withdrawal Charge	Not Available	Available	Available

Premium Bonus Option. At the time you purchased your contract, you could have elected the premium bonus option for an additional charge (regardless of the option package you selected). If you elected this option, we credited your account with a 4% premium bonus for each purchase payment you made during the first account year. The premium bonus was included in your account value and allocated among the investment options you selected in the same proportion as the related purchase payment. Under certain circumstances as discussed in this prospectus, all or part of the premium bonuses credited to your account could be subject to forfeit. Depending on how the death benefit is calculated, premium bonuses may not be included in the death benefit, including the standard death benefit.

Automatic Rebalancing Program. This feature allows you to reallocate your account value invested in the variable investment options to match the investment allocations you originally selected.

Systematic Distribution Options. This feature allows you to receive automatic withdrawals from your account.

FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering or making withdrawals from the contract. Please refer to your contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender or make withdrawals from the contract or transfer account value between investment options. State premium taxes may also be deducted.

Transaction Expenses

Deferred Sales Load (Early Withdrawal Charge)
(as a percentage of purchase payments withdrawn)
Contracts Issued Outside of New York (except Roth IRA Contracts Issued Before Sept. 20, 2000)  7%[1]
Roth IRA Contracts Issued Outside of New York Before Sept. 20, 2000  5%[2]
All Contracts Issued in New York  7%[3]
Exchange Fee (Transfer Charge)  $10.00[4]
(per transfer, after the first 12 transfers per account year)
Overnight Charge   $20.00

1 The early withdrawal charge percentage is determined by the following schedule:
Contracts Issued Outside of New York (except Roth IRA Contracts Issued Before Sept. 20, 2000)
Years from Receipt of Purchase Payment	Early Withdrawal Charge
Less than 2 2 or more but less than 4 4 or more but less than 5 5 or more but less than 6 6 or more but less than 7 7 or more	7% 6% 5% 4% 3% 0%
2 The early withdrawal charge percentage is determined by the following schedule:
Roth IRA Contracts Issued Outside of New York Before Sept. 20, 2000
Completed Account Years	Early Withdrawal Charge
Less than 1 1 or more but less than 2 2 or more but less than 3 3 or more but less than 4 4 or more but less than 5 5 or more	5% 4% 3% 2% 1% 0%
3 The early withdrawal charge percentage is determined by the following schedule:
All Contracts Issued in New York
Years from Receipt of Purchase Payment	Early Withdrawal Charge
Less than 1 1 or more but less than 2 2 or more but less than 3 3 or more but less than 4 4 or more but less than 5 5 or more but less than 6 6 or more but less than 7 7 or more	7% 6% 5% 4% 3% 2% 1% 0%
4 We currently do not impose this charge.

The next table describes the fees and expenses that you will pay each year during the time that you own the contract (not including fund fees and expenses). If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

Annual Contract Expenses

Administrative Expenses (Annual Maintenance Fee)  $30.00[1]
Base Contract Expenses (Option Package I)  0.95%[2,3]
(as a percentage of amounts invested in the subaccounts)
Optional Benefit Expenses
(as a percentage of amounts invested in the subaccounts)
Option Package II  0.30%[3]
Option Package III  0.45%[3]
Premium Bonus Option  0.50%[4]

1 The annual maintenance fee will be waived if your account value is $50,000 or greater on the date this fee is due.
2 This is comprised of two charges referred to in this prospectus and your contract as the “mortality and expense risk charge” and “administrative expense charge.” Your total mortality and expense risk charge depends on whether you elected Option Package I, II, or III. The administrative expense charge is the same regardless of the Option Package you select.
3 If you elect Option Package I (i.e., the base contract), the mortality and expense risk charge equals 0.80%. If you elect Option Package II, the mortality and expense risk charge equals 1.10%. If you elect Option Package III, the mortality and expense risk charge equals 1.25%. For each Option Package, the administrative expense charge equals 0.15%. Only one option package may be in effect at any time. During the income phase, the mortality and expense risk charge equals 1.25%. There is currently no administrative expense charge during the income phase. We reserve the right, however, to charge an administrative expense charge of up to 0.25% during the income phase.
4 This charge does not apply after the 7th account year. We may also deduct this charge from amounts allocated to the fixed interest options, resulting in an annual 0.50% reduction in the interest which would have been credited to your account during the first seven account years if you had not elected the premium bonus option.

The next table shows the minimum and maximum total operating expenses charged by the funds that you may pay periodically during the time that you own the contract. A complete list of funds available under the Contract, including their annual expenses, may be found in Appendix III – Description of Underlying Funds.

Annual Fund Expenses

	Minimum	Maximum
(expenses that are deducted from fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.20%	1.10%

This example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual contract expenses, and annual fund expenses. The example assumes that you invest $100,000 in the contract for the time periods indicated. The example also assumes that your investment has a 5% return each year and assumes the most expensive combination of annual fund expenses and optional benefits available for an additional charge. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Contracts Issued Outside of New York (except Roth IRA Contracts Issued Before Sept. 20, 2000)
(1)	If you surrender your contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$1,004	$1,531	$2,082	$3,154
(2)	If you annuitize your contract at the end of the applicable time period or do not surrender your Contract:
1 year	3 years	5 years	10 years
$304	$931	$1,582	$3,154
Roth IRA Contracts Issued Outside of New York Before Sept. 20, 2000
(1)	If you surrender your contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$804	$1,231	$1,682	$3,154
(2)	If you annuitize your contract at the end of the applicable time period or do not surrender your Contract:
1 year	3 years	5 years	10 years
$304	$931	$1,582	$3,154
For All Contracts Issued in the State of New York
(1)	If you surrender your contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$1,004	$1,431	$1,882	$3,154
(2)	If you annuitize your contract at the end of the applicable time period or do not surrender your Contract:
1 year	3 years	5 years	10 years
$304	$1,031$931	$1,747$1,582	$3,154

PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

Risk of Loss. You can lose money by investing in this contract, including loss of your principal investment. The contract is not a deposit with, obligation of or guaranteed or endorsed by any bank, nor is it insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other government agency.

Unsuitable as a Short-Term Savings Vehicle. The contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The contract’s tax deferral and long-term income features are generally more beneficial to investors with a long time horizon. Early withdrawal charges under the contract may be significant. Withdrawals may be subject to income taxes, including a 10% federal penalty tax if taken before age 59½. In general, we make payments within seven days after we receive all information required to process a payment. However, we may delay payment from our general account for up to six months, unless law requires otherwise.

Variable Investment Option Risk. For amounts that you allocate to the variable investment options, your values will fluctuate with the performance of the underlying mutual funds. Shares of the funds will rise and fall in value. Shares of the funds are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, the FDIC or any other government agency. You bear the entire investment risk. Investment results of the funds are likely to differ significantly, and there is no assurance that any of the funds will achieve their respective investment objectives. Funds subject to greater investment risks are expected to have values that rise and fall more rapidly and to a greater degree than other funds. Because the investment risk is borne by you, you should consider the investment objectives, risks and charges and expenses of the funds carefully before investing.

Withdrawal Risk. You should carefully consider the risks associated with withdrawals under the contract. Early withdrawal charges may apply to withdrawals. In addition, withdrawals are generally subject to ordinary income taxation on the amount of any gain, and if you take a withdrawal prior to age 59½, you may also be subject to a 10% federal penalty tax. A full withdrawal will terminate the contract and all of its benefits. Partial withdrawals will reduce the value of the contract and its benefits, and a partial withdrawal (or partial annuitization) could reduce the death benefit by an amount greater than the amount withdrawn. Amounts withdrawn from the Guarantee Account prior to the end of a guaranteed term may be subject to a negative market value adjustment, which could result in loss of principal or credited interest. If you take systematic withdrawals under your contract, you may be repeatedly exposed to the risks associated with partial withdrawals. You cannot make withdrawals of any account value that has been applied to an income phase payment option.

Option Package Selection Risk – The Option Package that you select impacts the benefits that are available under your contract. There is a risk that you may not select the Option Package that is best suited for you based on your present or future needs and circumstances. If you elect Option Packages II or III, you will pay additional charges. Your ability to change your elected Option Package is limited. You will lose benefits if you downgrade your Option Package. Please note that there are age limits on the step-up value and roll-up value death benefits under Option Packages II and III; switching to Option Packages II or III may not be in your best interest if you exceed those age limits because you will be paying additional charges for benefits that are not fully available.

Please note that certain benefits under Option Packages II and III are not available under contracts issued in New York compared to contracts issued in other states. Option Packages II and III for New York contracts are identical, and the only difference between Option Packages I and II for New York contracts is that Option Package II contains the “step-up value” death benefit. Therefore, contract holders of contracts issued in New York should seriously consider whether Option Package II is suitable for their circumstances. Option Package III is not suitable to owners of New York contracts.

Premium Bonus Option Risk – If you elected the premium bonus option, you will pay additional charges for the first seven account years, even though no bonus amounts are credited after the first account year. The costs of owning a contract with the premium bonus option may be higher than the costs of owning a contract without the premium bonus option or another variable annuity contract. In addition, if you elected the premium bonus option, the additional charges may be more than the amount of premium bonuses we credited to your account. Under certain circumstances as discussed in this prospectus, all or part of the premium bonuses credited to your account could be subject to forfeit. Depending on how the death benefit is calculated, premium bonuses may not be included in the death benefit, including the standard death benefit.

Guaranteed Account Risk. For amounts that you invest in the Guaranteed Account, if you withdraw or transfer those amounts before the specified periods elapse, we may apply a market value adjustment (MVA) to the amounts withdrawn or transferred. The MVA may be positive or negative. The MVA reflects investment value changes caused by changes in interest rates occurring since the date of deposit. A negative MVA could result in you receiving less than the amount you paid into the Guaranteed Account. You should review the separate prospectus for the Guaranteed Account before investing.

Transfer Risk. Any transfer restrictions under the contract may limit your ability to readily change how your account value is invested in response to changing market conditions or changes in your personal circumstances. Transfers from the fixed interest options are subject to special restrictions. These special restrictions may prolong the period of time it takes to transfer your account value in the fixed interest options to the variable investment options.

Fixed Interest Option Interest Rate Risk. We guarantee that we will credit interest to amounts you allocate to the fixed interest options. Subject to any minimum guaranteed interest rate, we declare interest rates in our sole discretion. You assume the risk that the interest rate will not exceed the minimum guaranteed interest rate.
Financial Strength and Claims-Paying Ability Risk. All insurance benefits and guarantees under the contract, including our death benefit payment, income phase payment, fixed interest option and premium bonus obligations, are subject to our financial strength and claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you.

Cybersecurity and Business Continuity Risk. Like others in our industry, we are subject to operational and information security risks resulting from “cyber-attacks,” “hacking” or similar illegal or unauthorized intrusions into computer systems and networks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and unauthorized release of confidential customer information. Additionally, our operations support complex transactions and are highly dependent on the proper functioning of information technology and communication systems. Any failure of, disruption to, or gap in the systems and processes necessary to support complex transactions and avoid systems failure, fraud, information security failures, processing errors, loss of data and breaches of regulation caused by cyber-attacks or other similar illegal or unauthorized intrusions may lead to a materially adverse effect on our operations, results, financial condition, and corporate reputation.

In addition, we must commit significant resources to maintain and enhance our existing systems in order to keep pace with applicable regulatory requirements, industry standards and customer preferences. If we fail to maintain secure and well-functioning information systems, we may not be able to rely on information for product pricing, compliance obligations, risk management and underwriting decisions.

Although we seek to limit our vulnerability to such risks through technological and other means to maintain the integrity and security of our information systems and data, it is not possible to anticipate or prevent all potential forms of cyber-attack or other similar illegal or unauthorized intrusions or to guarantee our ability to timely detect, remediate, and defend against all such attacks. In addition, due to the sensitive nature of much of the financial and similar personal information we maintain, we may be at particular risk for targeting.

Cyber-attacks affecting us, any third party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your account value. For instance, cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate accumulation unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract that result from cyber-attacks or information security breaches in the future.

We are also exposed to risks related to natural and man-made disasters and catastrophes, any of which could adversely affect our ability to conduct business. A natural or man-made disaster or catastrophe, including a pandemic (such as COVID-19), could affect the ability of our employees or the employees of our service providers to perform their responsibilities. In the event our employees and/or the employees of our service providers are required to work remotely, those remote work arrangements could result in our business operations being less efficient than under normal circumstances and could lead to delays in our processing of contract-related transactions, including orders from owners. Catastrophic events may also negatively affect the computer and other systems on which we rely. There can be no assurance that we, our service providers or the underlying funds will be able to avoid negative impacts associated with natural and man-made disasters and catastrophes.

PURCHASE AND RIGHTS

How to Purchase

Please note that this contract is no longer available for purchase (and we are no longer accepting new participants under group contracts), although you may continue to make purchase payments under existing contracts.

We and our affiliates offer various other products with different features and terms than these contracts that may offer some or all of the same funds. These products have different benefits, fees and charges, and may offer different share classes of the funds offered in this contract that are less expensive. These other products may or may not better match your needs. You should be aware that there are alternative options available, and, if you are interested in learning more about these other products, contact your registered representative.

•
Individual Contracts. In some states, where group contracts are not available, you may purchase the contract directly from us by completing an application and delivering it and your initial purchase payment to us. Upon our approval we will issue you a contract and set up an account for you under the contract.

•
Group Contracts. In most states we have distributors, usually broker-dealers or banks, who hold the contract as a group contract (see “OTHER TOPICS – Contract Distribution”). You may purchase an interest (or, in other words, participate) in the group contract by contacting a distributor and completing an application and delivering it with your initial purchase payment to that distributor. Upon our approval, we will set up an account for you under the group contract and issue you a certificate showing your rights under the contract.

•
Joint Contracts (generally spouses). For a nonqualified contract, you may participate in a group contract as a joint contract holder. References to “contract holder” or “contract owner” in this prospectus mean both contract holders under joint contracts. Tax law prohibits the purchase of qualified contracts by joint contract holders.

Factors to Consider in the Purchase Decision. You should discuss your decision to purchase a contract with your sales representative. You should understand the investment options it provides, its other features, the risks and potential benefits it includes, and the fees and expenses you will incur. You should take note of the following issues, among others:

•
Long-Term Investment – This contract is designed for people seeking long-term tax-deferred accumulation of assets, generally for retirement or other long-term purposes. Early withdrawals may cause you to incur surrender charges and/or tax penalties. The value of deferred taxation on earnings grows with the amount of time funds are left in the contract. You should not buy this contract if you are looking for a short-term investment or expect to need to make withdrawals before you are 59½;

•
Investment Risk – The value of investment options available under this contract may fluctuate with the markets and interest rates. You should not buy this contract in order to invest in these options if you cannot risk getting back less money than you put in;

•
Features and Fees – The fees for this contract reflect costs associated with the features and benefits it provides. In some cases, you have the option to elect certain benefits that carry additional charges. As you consider this contract, you should determine the value that these various benefits and features have for you, taking into account the charges for those features; and

•
Exchanges – If this contract will be a replacement for another annuity contract, you should compare the two contracts carefully. You should consider whether any additional benefits under this contract justify any increased charges that might apply. Also, be sure to talk to your sales representative or tax and/or legal adviser to make sure that the exchange will be handled so that it is tax-free.

Maximum Issue Age. The maximum issue age for you and the annuitant (if you are not the annuitant) on the date we establish your account is 90. Please note that there are age maximums on the calculation of the step-up value and roll-up value death benefits under Option Packages II and III. Therefore, if you are age 75 or older you may want to consider whether choosing one of these options is in your best interest. See “DEATH BENEFIT” for a description of the calculation of death benefits above certain ages.

Your Rights Under the Contract:

•	Individual Contracts. You have all contract rights.

•
Group Contracts. The holder of the group contract has title to the contract and, generally, only the right to accept or reject any modifications to the contract. You have all other rights to your account under the contract.

•
Joint Contracts. Joint contract holders have equal rights under the contract with respect to their account. All rights under the contract must be exercised by both joint contract holders with the exception of transfers among investment options. See the “DEATH BENEFIT” section at p.35 for the rights of the surviving joint contract holder upon the death of a joint contract holder prior to the income phase start date.

Purchase Payments

Purchase Payment Methods. The following purchase payment methods are allowed:

•	One lump sum;
•	Periodic payments; or
•	Transfer or rollover from a pre-existing retirement plan or account.

We reserve the right to reject any purchase payments to a prospective or existing account without advance notice. If you are considering making periodic payments beyond the first contract year, the premium bonus option may not be right for you. See “PREMIUM BONUS OPTION – Suitability” p.17.

Purchase Payment Amounts. The minimum initial purchase payment depends upon the option package you select when you purchase the contract and must be met without consideration of any premium bonus.

	Option Package I		Option Package II		Option Package III
Minimum Initial Purchase Payment	Non-Qualified:	Qualified:*	Non-Qualified:	Qualified:*	Non-Qualified:	Qualified:*
	$15,000	$1,500	$5,000	$1,500	$5,000	$1,500
Reduction of Purchase Payment Amounts. In certain circumstances we may reduce the minimum initial or additional purchase payment amount we will accept under a contract. Whether such a reduction is available will be based on consideration of each of the following factors:

•	The size and type of the prospective group, if any, to which the reduction would apply;
•	The method and frequency of purchase payments to be made under the contract; and
•	The amount of compensation to be paid to distributors and their registered representative on each purchase payment.

Any reduction of the minimum initial or additional purchase payment amount will not be unfairly discriminatory against any person. We will make any such reduction according to our own rules in effect at the time the purchase payment is received. We reserve the right to change these rules from time to time.

Acceptance or Rejection of Your Application. We must accept or reject your application within two business days of receipt. If the application is incomplete, we may hold any forms and accompanying purchase payment(s) for five business days. We may hold purchase payments for longer periods, pending acceptance of the application, only with your permission. If the application is rejected, the application and any purchase payments will be returned to you.

Anti-Money Laundering

In order to protect against the possible misuse of our products in money laundering or terrorist financing, we have adopted an anti-money laundering program satisfying the requirements of the USA PATRIOT Act and other current anti-money laundering laws. Among other things, this program requires us, our agents and customers to comply with certain procedures and standards that serve to assure that our customers’ identities are properly verified and that premiums and loan repayments are not derived from improper sources.

Under our anti-money laundering program, we may require customers and/or beneficiaries to provide sufficient evidence of identification, and we reserve the right to verify any information provided to us by accessing information databases maintained internally or by outside firms.

We may also refuse to accept certain forms of payments or loan repayments (traveler’s cheques, for example) or restrict the amount of certain forms of payments or loan repayments. In addition, we may require information as to why a particular form of payment was used (third party checks, for example) and the source of the funds of such payment in order to determine whether or not we will accept it. Use of an unacceptable form of payment may result in us returning the payment to you.

Applicable laws designed to prevent terrorist financing and money laundering might, in certain circumstances, require us to block certain transactions until authorization is received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

Our anti-money laundering program is subject to change without notice to take account of changes in applicable laws or regulations and our ongoing assessment of our exposure to illegal activity.

Unclaimed Property

Every state has some form of unclaimed property laws that impose varying legal and practical obligations on insurers and, indirectly, on contract owners, insureds, beneficiaries and other payees of proceeds. Unclaimed property laws generally provide for escheatment to the state of unclaimed proceeds under various circumstances.

Contract owners are urged to keep their own, as well as their beneficiaries’ and other payees’, information up to date, including full names, postal and electronic media addresses, telephone numbers, dates of birth, and Social Security numbers. Such updates should be communicated by contacting us at Customer Service as shown on the cover page of this prospectus.

Allocating Purchase Payments to the Investment Options

We will allocate your purchase payments among the investment options you select. Allocations must be in whole percentages and there may be limits on the number of investment options you may select. See the “INVESTMENT OPTIONS” section, p.17.

RIGHT TO CANCEL

Please note: The right to cancel period has expired under all outstanding contracts.

When and How to Cancel. You may cancel your contract within ten days of receipt (some states require more than ten days) by returning it to Customer Service along with a written notice of cancellation.

Refunds. We will issue you a refund within seven days of our receipt of your contract and written notice of cancellation. Unless your state requires otherwise or unless you purchased an IRA, your refund will equal the purchase payments made plus any earnings or minus any losses attributable to those purchase payments allocated among the subaccounts. Any premium bonus credited to your account will be forfeited and your refund will reflect any earnings or losses attributable to the premium bonus. In other words, you will bear the entire investment risk for amounts allocated among the subaccounts during this period and the amount refunded could be less than the amount paid. If your state requires or if you purchased an IRA, we will refund all purchase payments made.

If the purchase payments for your canceled contract came from a rollover from another contract issued by us or one of our affiliates where an early withdrawal charge was reduced or eliminated, the purchase payments will be restored to your prior contract.

PREMIUM BONUS OPTION

Please note: The premium bonus option (an optional benefit) is no longer available for election.

Election. At the time of application you may elect the premium bonus option. Once elected it may not be revoked. The premium bonus option may not be available under all contracts.

Premium Bonus Amount. If you elect this option we will credit your account with a 4% premium bonus for each purchase payment you make during the first account year. The premium bonus will be included in your account value and allocated among the investment options you have selected in the same proportion as the purchase payment. The amount of the premium bonus we credit to an account may be reduced if the premium bonus option charge is reduced or eliminated.

Premium Bonus Option Charge. In exchange for the premium bonus, during the first seven account years you will pay an annual premium bonus option charge equal to 0.50% of your account value allocated to the subaccounts. We may also deduct this charge from amounts allocated to the fixed interest options, resulting in an annual 0.50% reduction in the interest which would have been credited to your account during the first seven account years if you had not elected the premium bonus option. Under certain contracts, the premium bonus option charge may be reduced or eliminated. See “FEES – Reduction or Elimination of Certain Fees”, p.31.

After the seventh account year you will no longer pay the premium bonus option charge. We will administer the elimination of this charge by decreasing the number of accumulation units and increasing the accumulation unit values of the subaccounts in which you are then invested. The elimination of this charge and the adjustment of the number of accumulation units and accumulation unit values will not affect your account value. See “YOUR ACCOUNT VALUE”, p.32.

Forfeiture. In each of the following circumstances all or part of a premium bonus credited to your account will be forfeited:
•	If you exercise your free look privilege and cancel your contract. See “RIGHT TO CANCEL”, p.15.
•
If a death benefit is payable based on account value, step-up value or roll-up value, but only the amount of any premium bonus credited to the account after or within 12 months of the date of death. See “DEATH BENEFIT”, p.35.

•
If all or part of a purchase payment for which a premium bonus was credited is withdrawn during the first seven account years. The amount of the premium bonus forfeited will be in the same percentage as the amount withdrawn subject to an early withdrawal charge is to the total purchase payments made during the first account year. See “WITHDRAWALS”, p.33.

The following hypothetical example illustrates how the forfeiture of premium bonus is calculated when you withdraw all or part of a purchase payment for which a premium bonus was credited during the first seven account years.

Date	Purchase Payment	Premium Bonus	Account Value	Withdrawal Amount	Explanation
May 2, 2008	$100,000	$4,000	$104,000	–	You make a $100,000 initial purchase payment and we credit your account with a 4% ($4,000) premium bonus. Your beginning account value equals $104,000.
May 2, 2011	–	–	$120,000	$30,000
Assume that your account value grows to $120,000 over the next three years and you request a $30,000 withdrawal. $18,000 of that $30,000 will be subject to an early withdrawal charge ($30,000 minus $12,000 (the 10% free withdrawal amount, see “FEES – Transaction Fees – Free Withdrawals”)) and you would pay a $1,080 early withdrawal charge (6% of $18,000). Additionally, because $18,000 is 18% of the $100,000 purchase payment made in the first account year, 18% of your $4,000 premium bonus, or $720, would be forfeited.*

See the “VARIATIONS FOR NEW YORK CONTRACTS” section of this prospectus, p.42, for details about forfeiture of the premium bonus under contracts issued in New York.

Suitability. If you expect to make purchase payments to your account after the first account year, the premium bonus option may not be right for you. Your account will not be credited with a premium bonus for purchase payments made after the first account year yet we will assess the premium bonus option charge against your account value which is increased by these additional purchase payments. Consequently, the amount of the premium bonus option charge you would pay over time may be more than the amount of the premium bonus we credited to your account. Also, if you anticipate that you will need to make withdrawals from your account during the first seven account years, you may not want to elect the premium bonus option. When you make such a withdrawal you may forfeit part of your premium bonus, and the amount of the premium bonus option charge you have paid may be more than the amount of the premium bonus not forfeited. Likewise, if you make a withdrawal during the first seven account years and the market is down, the amount of the bonus forfeited may be greater than the then current market value of the premium bonus. Your sales representative can help you decide if the premium bonus option is right for you.

INVESTMENT OPTIONS

The contract offers variable investment options and fixed interest options.

Variable Investment Options. These options are called subaccounts. The subaccounts are within Variable Annuity Account B, a separate account of the Company. Each subaccount invests in a specific mutual fund. You do not invest directly in or hold shares of the funds.

Information about each fund available through Variable Annuity Account B, including its (i) name; (ii) investment objective; (iii) investment adviser and any sub-investment adviser; (iv) current expenses; and (v) performance is available in an appendix to this prospectus. See APPENDIX III – FUNDS AVAILABLE UNDER THE CONTRACT. Each fund has issued a prospectus that contains more detailed information about the fund. You may obtain additional paper or electronic copies of the fund prospectuses by mailing Customer Service at PO BOX 981331, Boston, MA 02298-1331 or calling 1-855-720-0409.

Investment results of the funds are likely to differ significantly and there is no assurance that any of the funds will achieve their respective investment objectives. Shares of the funds will rise and fall in value and you could lose money by investing in them. Shares of the funds are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, the FDIC or any other government agency.

Fixed Interest Options. If available in your state, the Guaranteed Account or the Fixed Account. The Guaranteed Account offers certain guaranteed minimum interest rates for a stated period of time. Amounts must remain in the Guaranteed Account for specific periods to receive the quoted interest rates, or a market value adjustment will be applied. The market value adjustment may be positive or negative. The Fixed Account guarantees payment of the minimum interest rate specified in the contract. The Fixed Account is only available in certain states. For a description of these options, see “APPENDICES I and II” and the separate Guaranteed Account prospectus.

Selecting Investment Options:

•	Choose options appropriate for you. Your sales representative can help you evaluate which investment options may be appropriate for your individual circumstances and your financial goals;

•
Understand the risks associated with the options you choose. Some subaccounts invest in funds that are considered riskier than others. Funds with additional risks are expected to have values that rise and fall more rapidly and to a greater degree than other funds. For example, funds investing in foreign or international securities are subject to risks not associated with domestic investments, and their investment performance may vary accordingly. Also, funds using derivatives in their investment strategy may be subject to additional risks. Because investment risk is borne by you, you should carefully consider any decisions that you make regarding investment allocations. You bear the risk of any decline in your account value resulting from the performance of the funds you have chosen; and

•
Be informed. Read this prospectus, all of the information that is available to you regarding the funds - including each fund’s prospectus, statement of additional information, and annual and semi-annual reports, the Guaranteed Account and Fixed Account appendices and the separate Guaranteed Account prospectus. After you select the options for your account dollars, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

Limits on Availability of Options. Some funds or fixed interest options may be unavailable through your contract or in your state. Current available options are shown in Appendix III, subject to change. For questions on availability of funds, including information on fund availability specific to New York, contact Customer Service at 1-800-366-0066. We may add, withdraw or substitute funds, subject to the conditions in your contract and compliance with regulatory requirements. In the case of a substitution, the new fund may have different fees and charges than the fund it replaced.

Limits on How Many Investment Options You May Select. Although there is currently no limit, we reserve the right to limit the number of investment options you may select at any one time or during the life of the contract. For purposes of determining any limit, each subaccount and each guaranteed term of the Guaranteed Account, or an investment in the Fixed Account in certain contracts, will be considered an investment option.

Information About Mixed and Shared Funding. “Shared funding” occurs when shares of a fund, which the subaccounts buy for variable annuity contracts, are also bought by other insurance companies for their variable annuity contracts. “Mixed funding” occurs when shares of a fund, which the subaccounts buy for variable annuity contracts, are bought for variable life insurance contracts issued by us or other insurance companies. In other words:
•	Shared - bought by more than one company.
•	Mixed - bought for annuities and life insurance.

It is possible that a conflict of interest may arise due to mixed and/or shared funding, which could adversely impact the value of a fund. For example, if a conflict of interest occurred and one of the subaccounts withdrew its investment in a fund, the fund may be forced to sell its securities at disadvantageous prices, causing its share value to decrease. Each fund’s Board of Directors or Trustees will monitor events to identify any conflicts which may arise and to determine what action, if any, should be taken to address such conflicts.

Revenue from the Funds. The Company or its affiliates may receive compensation from each of the funds or the funds’ affiliates. This revenue may include:

•	A share of the management fee;
•	Service fees;
•	For certain share classes, 12b-1 fees; and
•	Additional payments (sometimes referred to as revenue sharing).

12b-1 fees are used to compensate the Company and its affiliates for distribution related activity. Service fees and additional payments (sometimes collectively referred to as sub-accounting fees) help compensate the Company and its affiliates for administrative, recordkeeping or other services that we provide to the funds or the funds’ affiliates, such as:

•	Communicating with customers about their fund holdings;
•	Maintaining customer financial records;
•	Processing changes in customer accounts and trade orders (e.g. purchase and redemption requests);
•	Recordkeeping for customers, including subaccounting services;
•	Answering customer inquiries about account status and purchase and redemption procedures;
•	Providing account balances, account statements, tax documents and confirmations of transactions in a customer’s account;
•	Transmitting proxy statements, annual and semi-annual reports, fund prospectuses and other fund communications to customers; and
•	Receiving, tabulating and transmitting proxies executed by customers.

The management fee, service fees and 12b-1 fees are deducted from fund assets. Any such fees deducted from fund assets are disclosed in the fund prospectuses. Additional payments, which are not deducted from fund assets and may be paid out of the legitimate profits of fund advisers and/or other fund affiliates, do not increase, directly or indirectly, fund fees and expenses, and we may use these additional payments to finance distribution.

The amount of revenue the Company may receive from each of the funds or from the funds’ affiliates may be substantial, although the amount and types of revenue vary with respect to each of the funds offered through the contract. This revenue is one of several factors we consider when determining contract fees and charges and whether to offer a fund through our contracts. Fund revenue is important to the Company’s profitability and it is generally more profitable for us to offer affiliated funds than to offer unaffiliated funds.

Assets allocated to affiliated funds, meaning funds managed by Voya Investments, LLC or another Company affiliate, generate the largest dollar amount of revenue for the Company. Affiliated funds may also be subadvised by a Company affiliate or an unaffiliated third party. Assets allocated to unaffiliated funds, meaning funds managed by an unaffiliated third party, generate lesser, but still substantial dollar amounts of revenue for the Company. The Company expects to earn a profit from this revenue to the extent it exceeds the Company’s expenses, including the payment of sales compensation to our distributors.

Revenue Received from Affiliated Funds. The revenue received by the Company from affiliated funds may be based either on an annual percentage of average net assets held in the fund by the Company or a share of the fund’s management fee.

In the case of affiliated funds subadvised by unaffiliated third parties, any sharing of the management fee between the Company and the affiliated investment adviser is based on the amount of such fee remaining after the subadvisory fee has been paid to the unaffiliated subadviser. Because subadvisory fees vary by subadviser, varying amounts of revenue are retained by the affiliated investment adviser and ultimately shared with the Company. The sharing of the management fee between the Company and the affiliated investment adviser does not increase, directly or indirectly, fund fees and expenses. The Company may also receive additional compensation in the form of intercompany payments from an affiliated fund’s investment adviser or the investment adviser’s parent in order to allocate revenue and profits across the organization. The intercompany payments and other revenue received from affiliated funds provide the Company with a financial incentive to offer affiliated funds through the contract rather than unaffiliated funds.

Additionally, in the case of affiliated funds subadvised by third parties, no direct payments are made to the Company or the affiliated investment adviser by the subadvisers. However, subadvisers may provide reimbursement for employees of the Company or its affiliates to attend business meetings or training conferences.

Revenue Received from Unaffiliated Funds. Revenue received from unaffiliated funds or their affiliates is based on an annual percentage of the average net assets held in that fund by the Company. Some unaffiliated funds or their affiliates pay us more than others and some of the amounts we receive may be significant.

These revenues are received as cash payments.

There are no unaffiliated funds currently offered through the contract. We receive more revenue from affiliated funds than we do from unaffiliated funds.

In addition to the types of revenue received from affiliated and unaffiliated funds described above, affiliated and unaffiliated funds and their investment advisers, subadvisers or affiliates may participate at their own expense in company sales conferences or educational and training meetings. In relation to such participation, a fund’s investment adviser, subadviser or affiliate may help offset the cost of the meetings or sponsor events associated with the meetings. In exchange for these expense offset or sponsorship arrangements, the investment adviser, subadviser or affiliate may receive certain benefits and access opportunities to company sales representatives and wholesalers rather than monetary benefits. These benefits and opportunities include, but are not limited to, co-branded marketing materials, targeted marketing sales opportunities, training opportunities at meetings, training modules for sales personnel and opportunity to host due diligence meetings for representatives and wholesalers.

Selection of Underlying Funds. The underlying funds available through the contract described in this prospectus are determined by the Company. When determining which underlying funds to make available we may consider various factors, including, but not limited to, asset class coverage, the alignment of the investment objectives of an underlying fund with our hedging strategy, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the underlying fund or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the fund can provide marketing and distribution support for sales of the contracts. (For additional information on these arrangements, please refer to the section of this prospectus entitled “Revenue from the Funds”, p.18) We review the funds periodically and may, subject to certain limits or restrictions, remove a fund or limit its availability to new contributions and/or transfers of account value if we determine that a fund no longer satisfies one or more of the selection criteria, and/or if the fund has not attracted significant allocations under the contract. We have included certain of the funds at least in part because they are managed or sub-advised by our affiliates.

We do not recommend or endorse any particular fund and we do not provide investment advice.

TRANSFERS AMONG INVESTMENT OPTIONS

Transfer Rights

You may transfer amounts among the available subaccounts. During the accumulation phase we allow you 12 free transfers each account year. We reserve the right to charge $10 for each additional transfer. We currently do not impose this charge. During the income phase we allow you four free transfers each account year. We reserve the right to charge $10 for each additional transfer. We currently do not impose this charge.

Transfers from the Guaranteed Account are subject to certain restrictions and may be subject to a market value adjustment. Transfers from the Fixed Account are subject to certain restrictions and transfers into the Fixed Account from any of the other investment options are not allowed. Transfers must be made in accordance with the terms of your contract.

Transfer Requests. Requests may be made in writing, by telephone or, where applicable, electronically at www.voyaretirementplans.com.

Limits on Frequent or Disruptive Transfers

The contract is not designed to serve as a vehicle for frequent transfers. Frequent transfer activity can disrupt management of a fund and raise its expenses through:
•	Increased trading and transaction costs;
•	Forced and unplanned portfolio turnover;
•	Lost opportunity costs; and
•	Large asset swings that decrease the fund’s ability to provide maximum investment return to all contract owners.

This in turn can have an adverse effect on fund performance. Accordingly, individuals or organizations that use market-timing investment strategies or make frequent transfers should be aware that:
•
We suspend the Electronic Trading Privileges, as defined below, of any individual or organization if we determine, in our sole discretion, that the individual’s or organization’s transfer activity is disruptive or not in the best interest of other owners of our variable insurance and retirement products, or the participants in such products; and

•	Each underlying fund may limit or restrict fund purchases and we will implement any limitation or restriction on transfers to an underlying fund as directed by that underlying fund.

Consequently, individuals or organizations that use market-timing investment strategies or make frequent transfers should not purchase or participate in the contract.

Excessive Trading Policy. We and the other members of the Voya family of companies that provide multi-fund variable insurance and retirement products, have adopted a common Excessive Trading Policy to respond to the demands of the various fund families that make their funds available through our products to restrict excessive fund trading activity and to ensure compliance with Rule 22c-2 of the 1940 Act.

We actively monitor fund transfer and reallocation activity within our variable insurance products to identify violations of our Excessive Trading Policy. Our Excessive Trading Policy is violated if fund transfer and reallocation activity:
•	Meets or exceeds our current definition of Excessive Trading, as defined below; or
•	Is determined, in our sole discretion, to be disruptive or not in the best interests of other owners of our variable insurance and retirement products.

We currently define Excessive Trading as:
•
More than one purchase and sale of the same fund (including money market funds) within a 60 calendar day period (hereinafter, a purchase and sale of the same fund is referred to as a “round-trip”). This means two or more round-trips involving the same fund within a 60 calendar day period would meet our definition of Excessive Trading; or

•	Six round-trips involving the same fund within a twelve month period.

The following transactions are excluded when determining whether trading activity is excessive:
•	Purchases or sales of shares related to non-fund transfers (for example, new purchase payments, withdrawals and loans);
•	Transfers associated with any scheduled dollar cost averaging, scheduled rebalancing or scheduled asset allocation programs;
•	Purchases and sales of fund shares in the amount of $5,000 or less;
•	Purchases and sales of funds that affirmatively permit short-term trading in their fund shares, and movement between such funds and a money market fund; and
•	Transactions initiated by us, another member of the Voya family of insurance companies or a fund.

If we determine that an individual or entity has made a purchase of a fund within 60 days of a prior round-trip involving the same fund, we will send them a letter warning that another sale of that same fund within 60 days of the beginning of the prior round-trip will be deemed to be Excessive Trading and result in a six month suspension of their ability to initiate fund transfers or reallocations through the Internet, facsimile, Voice Response Unit (“VRU”), telephone calls to Customer Service, or other electronic trading medium that we may make available from time to time (“Electronic Trading Privileges”). Likewise, if we determine that an individual or entity has made five round-trips involving the same fund within a rolling twelve month period, we will send them a letter warning that another purchase and sale of that same fund within twelve months of the initial purchase in the first round-trip in the prior twelve month period will be deemed to be Excessive Trading and result in a suspension of their Electronic Trading Privileges. According to the needs of the various business units, a copy of the warning letters may also be sent, as applicable, to the person(s) or entity authorized to initiate fund transfers or reallocations, the agent/registered representative or investment adviser for that individual or entity. A copy of the warning letters and details of the individual’s or entity’s trading activity may also be sent to the fund whose shares were involved in the trading activity.

If we determine that an individual or entity has violated our Excessive Trading Policy, we will send them a letter stating that their Electronic Trading Privileges have been suspended for a period of six months. Consequently, all fund transfers or reallocations, not just those which involve the fund whose shares were involved in the activity that violated our Excessive Trading Policy, will then have to be initiated by providing written instructions to us via regular U.S. mail. Suspension of Electronic Trading Privileges may also extend to products other than the product through which the Excessive Trading activity occurred. During the six month suspension period, electronic “inquiry only” privileges will be permitted where and when possible. A copy of the letter restricting future transfer and reallocation activity to regular U.S. mail and details of the individual’s or entity’s trading activity may also be sent, as applicable, to the person(s) or entity authorized to initiate fund transfers or reallocations, the agent/registered representative or investment adviser for that individual or entity and the fund whose shares were involved in the activity that violated our Excessive Trading Policy.

Following the six month suspension period during which no additional violations of our Excessive Trading Policy are identified, Electronic Trading Privileges may again be restored. We will continue to monitor the fund transfer and reallocation activity, and any future violations of our Excessive Trading Policy will result in an indefinite suspension of Electronic Trading Privileges. A violation of our Excessive Trading Policy during the six month suspension period will also result in an indefinite suspension of Electronic Trading Privileges.

We reserve the right to suspend Electronic Trading Privileges with respect to any individual or entity, with or without prior notice, if we determine, in our sole discretion, that the individual’s or entity’s trading activity is disruptive or not in the best interests of other owners of our variable insurance products, regardless of whether the individual’s or entity’s trading activity falls within the definition of Excessive Trading set forth above.

Our failure to send or an individual’s or entity’s failure to receive any warning letter or other notice contemplated under our Excessive Trading Policy will not prevent us from suspending that individual’s or entity’s Electronic Trading Privileges or taking any other action provided for in our Excessive Trading Policy.

We do not allow exceptions to our Excessive Trading Policy. We reserve the right to modify our Excessive Trading Policy, or the policy as it relates to a particular fund, at any time without prior notice, depending on, among other factors, the needs of the underlying fund(s), the best interests of contract owners and fund investors and/or state or federal regulatory requirements. If we modify our policy, it will be applied uniformly to all contract owners or, as applicable, to all contract owners investing in the underlying fund.

Our Excessive Trading Policy may not be completely successful in preventing market timing or excessive trading activity. If it is not completely successful, fund performance and management may be adversely affected, as noted above.

Limits Imposed by the Funds. Each underlying fund available through the variable insurance and retirement products offered by us and/or the other members of the Voya family of insurance companies, either by prospectus or stated contract, has adopted or may adopt its own excessive/frequent trading policy, and orders for the purchase of fund shares are subject to acceptance or rejection by the underlying fund. We reserve the right, without prior notice, to implement fund purchase restrictions and/or limitations on an individual or entity that the fund has identified as violating its excessive/frequent trading policy and to reject any allocation or transfer request to a subaccount if the corresponding fund will not accept the allocation or transfer for any reason. All such restrictions and/or limitations (which may include, but are not limited to, suspension of Electronic Trading Privileges and/or blocking of future purchases of a fund or all funds within a fund family) will be done in accordance with the directions we receive from the fund.

Agreements to Share Information with Fund Companies. As required by Rule 22c-2 under the 1940 Act, we have entered into information sharing agreements with each of the fund companies whose funds are offered through the contract. Contract owner trading information is shared under these agreements as necessary for the fund companies to monitor fund trading and our implementation of our Excessive Trading Policy. Under these agreements, the company is required to share information regarding contract owner transactions, including but not limited to information regarding fund transfers initiated by you. In addition to information about contract owner transactions, this information may include personal contract owner information, including names and social security numbers or other tax identification numbers.

As a result of this information sharing, a fund company may direct us to restrict a contract owner’s transactions if the fund determines that the contract owner has violated the fund’s excessive/frequent trading policy. This could include the fund directing us to reject any allocations of premium or contract value to the fund or all funds within the fund family.

Other Information Related to Transfers

Value of Your Transferred Dollars. The value of amounts transferred into or out of subaccounts will be based on the subaccount unit values next determined after we receive your transfer request in good order at Customer Service or, if you are participating in the dollar cost averaging or account rebalancing programs, after your scheduled transfer or reallocation.

Telephone and Electronic Transactions:  Security Measures. To prevent fraudulent use of telephone and electronic transactions (including, but not limited to, internet transactions), we have established security procedures. These may include recording calls on our toll-free telephone lines and requiring use of a unique identifier or personal password. You are responsible for keeping your unique identifier or personal password and account information confidential. If we fail to follow reasonable security procedures, we may be liable for losses due to unauthorized or fraudulent telephone or other electronic transactions. We are not liable for losses resulting from telephone or electronic instructions we believe to be genuine. If a loss occurs when we rely on such instructions, you will bear the loss.

The Account Rebalancing Program. Account rebalancing allows you to reallocate your account value to match the investment allocations you originally selected. Only account values invested in the subaccounts may be rebalanced. We automatically reallocate your account value annually (or more frequently as we allow). Account rebalancing neither ensures a profit nor guarantees against loss in a declining market. There is no additional charge for this program and transfers made under this program do not count as transfers when determining the number of free transfers that may be made each account year. You may participate in this program by completing the account rebalancing section of your application or by contacting us at Customer Service as shown on the cover page of this prospectus.

Dollar Cost Averaging. A program that permits the Contract Holder to systematically transfer amounts from one of the available Subaccounts, or an available Guaranteed Account Guaranteed Term, to one or more of the Subaccounts.  If the Contract Holder elects a Guaranteed Account Guaranteed Term available for Dollar Cost Averaging, no market value adjustment (MVA) applies to amounts transferred under Dollar Cost Averaging. If Dollar Cost Averaging from a Guaranteed Account Guaranteed Term is discontinued before the end of the Dollar Cost Averaging period elected, VRIAC will automatically transfer the balance to a Guaranteed Term of the same duration and an MVA will apply. The Contract Holder may initiate a Transfer to another investment option and an MVA will apply.  If a Guaranteed Term of the same duration is not available, VRIAC will transfer the amount to the Guaranteed Term with the next shortest duration. If no shorter Guaranteed Term is available, the next longer Guaranteed Term will be used.  VRIAC reserves the right to establish and change terms and conditions governing Dollar Cost Averaging

BENEFITS AVAILABLE UNDER THE CONTRACT

The following tables summarize information about the benefits available under the contract.

STANDARD BENEFITS
Name of Benefit	Purpose	Base Fee	Brief Description of Restrictions / Limitations
Option Package I	Option Package that includes the standard death benefit and the standard free withdrawal right.	• 0.80% (as a percentage of amounts invested in the subaccounts)[1]
• Nursing Home Waiver is not available.
• Cumulative free withdrawals are not available.
• “Step-up value” and “roll-up value” death benefit are not available.
• Only one Option Package may be elected at any time.
• Transfers between Option Packages must occur on an account anniversary. We must receive request within 60 days beforehand.

Option Package I – Death Benefit	Provides a death benefit equal to the greater of • The sum of all purchase payments, as adjusted for partial withdrawals and partial annuitizations; or • The account value.	• Included without additional charge in Option Package I.
• Withdrawals and partial annuitizations will reduce the value of the death benefit. Such reductions may be greater than the amount partially withdrawn or annuitized.
• Premium bonuses may not be included in the death benefit because they are not considered to be purchase payments.

Option Package I – Free Withdrawals (Non-Cumulative)	Allows 10% of your account value each account year to be withdrawn without early withdrawal charges.	• Included without additional charge in Option Package I.	• Unused free withdrawals during an account year do not carry forward to future account years. • Withdrawals may have tax consequences, including tax penalties if taken before age 59½.
Account Rebalancing Program	Allows you to automatically reallocate your account value to match the investment allocations you originally selected.	• Included without additional charge in Option Package I.
• Only account value invested in the subaccounts may be automatically rebalanced.
• Account value may be automatically rebalanced annually (or more frequently as we allow).
• Program transfers do not count against free transfers that may be made each account year without charge.

Systematic Distribution Options	Allows you to receive regular payments from your contract without moving into the income phase and free of early withdrawal charges.	• Included without additional charge in Option Package I.
• At least three options may be available: (a) Systematic Withdrawal Option; (b) Estate Conservation Option/Recurring RMD Payment; (c) Life Expectancy Option.
• Annual withdrawals under this program are limited to the annual free withdrawal amount under the applicable Option Package.
• Withdrawals may have tax consequences, including tax penalties if taken before age 59½.

OPTIONAL BENEFITS
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions / Limitations
Option Package II	Option Package that includes an enhanced death benefit, the standard free withdrawal right and the Nursing Home Waiver.	0.30% (as a percentage of amounts invested in the subaccounts)[1]
• Cumulative free withdrawals are not available.
• “Roll-up value” death benefit is not available.
• Only one Option Package may be elected at any time.
• Transferring from Option Package II to Option Package I will terminate benefits exclusive to Option Package II.
• Transfers between Option Packages must occur on an account anniversary. We must receive request within 60 days beforehand.

Option Package II – Death Benefit	The greatest of: • The sum of all purchase payments, as adjusted for partial withdrawals and partial annuitizations; or • The account value; or • The “step-up value.”	Included in additional charge for Option Package II.
• Withdrawals and partial annuitizations will reduce the value of the death benefit. Such reductions may be greater than the amount partially withdrawn or annuitized.
• No annual step-ups after the anniversary immediately preceding the annuitant’s 85th birthday.
• Bonus amounts may not be included in the death benefit because they are not considered to be purchase payments.

Option Package II – Free Withdrawals (Non-Cumulative)	Allows 10% of your account value each account year to be withdrawn without early withdrawal charges.	Included in additional charge for Option Package II.
• Same free withdrawal right as Option Package I.
• Unused free withdrawals during an account year do not carry forward to future account years.
• Withdrawals may have tax consequences, including tax penalties if taken before age 59½.

Option Package II – Nursing Home Waiver	Allows you to withdraw all or a portion of your account value without an early withdrawal charge if the annuitant is confined to a licensed nursing care facility.	Included in additional charge for Option Package II.
• Cannot be exercised until one account year has elapsed since the benefit’s effective date.
• Cannot be exercised if the annuitant was in a nursing home during the two week period immediately preceding or following the benefit’s effective date.
• Must spend at least 45 consecutive days in a nursing home.
• Withdrawal subject to the waiver must be requested no more than three years after admission to a nursing home.
• State variations apply.
• Withdrawals may have tax consequences, including tax penalties if taken before age 59½.
• Waiver not available in New York (same as Option Package I).

Option Package III	Option Package that includes an enhanced death benefit, an enhanced free withdrawal right, and the Nursing Home Waiver.	0.45% (as a percentage of amounts invested in the subaccounts)[1]
• Only one Option Package may be elected at any time.
• Transferring from Option Package III to Option Package I or II will terminate benefits exclusive to Option Package III.
• Transfers between Option Packages must occur on an account anniversary. We must receive request within 60 days beforehand.

Option Package III – Death Benefit	The greatest of: • The sum of all purchase payments, as adjusted for partial withdrawals and partial annuitizations; or • The account value; or • The “step-up value;” or • The “roll-up value.”	Included in additional charge for Option Package III.
• Withdrawals and partial annuitizations will reduce the value of the death benefit. Such reductions may be greater than the amount partially withdrawn or annuitized.
• No annual step-ups after the anniversary immediately preceding the annuitant’s 85th birthday.
• No annual roll-ups after the anniversary immediately preceding the annuitant’s 76th birthday.
• Roll-up value subject to a maximum limit.
• Roll-up value not available in New York (death benefit is the same as Option Package II).
• Bonus amounts may not be included in the death benefit because they are not considered to be purchase payments.

Option Package III – Free Withdrawal Right (Cumulative)	Allows 10% of your account value each account year to be withdrawn without early withdrawal charges.	Included in additional charge for Option Package III.
• Unused free withdrawals during an account year carry forward to future account years, subject to a maximum of 30%.
• Cumulative feature not available in New York (free withdrawal right is the same as Option Package I and II).

Option Package III – Nursing Home Waiver	Allows you to withdraw all or a portion of your account value without an early withdrawal charge if the annuitant is confined to a licensed nursing care facility.	Included in additional charge for Option Package III.
• Cannot be exercised until one account year has elapsed since the benefit’s effective date.
• Cannot be exercised if the annuitant was in a nursing home during the two week period immediately preceding or following the benefit’s effective date.
• Must spend at least 45 consecutive days in a nursing home.
• Withdrawal subject to the waiver must be requested no more than three years after admission to a nursing home.
• State variations apply.
• Withdrawals may have tax consequences, including tax penalties if taken before age 59½.
• Waiver not available in New York (same as Option Package I).

Premium Bonus Option (no longer available)	We credit your account with a 4% premium bonus for each purchase payment you make during the first account year.	0.50% for the first seven account years (as a percentage of amounts invested in the subaccounts)[2]
• Cannot be revoked once elected.
• Bonus amounts are subject to reduction or forfeit under certain circumstances.
• Bonus amounts may not be included in the death benefit.
• Death benefit will be reduced by any bonus amounts credited to account after or within 12 months of the date of death.
• Withdrawals may forfeit bonus amounts.

1 If you elect Option Package I (i.e., the base contract), the mortality and expense risk charge equals 0.80%. If you elect Option Package II, the mortality and expense risk charge equals 1.10%. If you elect Option Package III, the mortality and expense risk charge equals 1.25%. For each Option Package, the administrative expense charge equals 0.15%.
2 We may also deduct this charge from amounts allocated to the fixed interest options, resulting in an annual 0.50% reduction in the interest which would have been credited to your account during the first seven account years if you had not elected the premium bonus option.

* The Tax Code imposes a maximum limit on annual payments which may be excluded from your gross income. Additional purchase payments must be at least $1,000 (we may change this amount from time to time). A purchase payment of more than $1,500,000 will be allowed only with our consent.
* This example assumes that either Option Package I or II has been in effect since you purchased the contract. If Option Package III has been in effect since inception, none of the withdrawal would be subject to an early withdrawal charge because the 30% cumulative free withdrawal amount ($36,000) would be greater than the amount of the withdrawal. See “FEES – Free Withdrawals.” Therefore, the withdrawal would not result in forfeiture of any of the premium bonus.

TRANSFERS BETWEEN OPTION PACKAGES

You may transfer from one option package to another.
•	Transfers must occur on an account anniversary.
•	A written request for the transfer must be received by us within 60 days before an account anniversary.

The following minimum account values need to be met:

	Transfers to Option Package I		Transfers to Option Packages II or III
Minimum Account Value	Non-Qualified:	Qualified:	Non-Qualified:	Qualified:
	$15,000	$1,500	$5,000	$1,500

•	You will receive a new contract schedule page upon transfer.
•	Only one option package may be in effect at any time.

Transfers to Option Package I	Transfers to Option Package II	Transfers to Option Package III
Death Benefit:[1]
• The sum of all purchase payments made, adjusted for amounts withdrawn or applied to an income phase payment option as of the claim date, will continue to be calculated from the account effective date.
• The “step-up value” under Option Packages II and III will terminate on the new schedule effective date.
• The “roll-up value” under Option Package III will terminate on the new schedule effective date.

Death Benefit:[1]
• The sum of all purchase payments made, adjusted for amounts withdrawn or applied to an income phase payment option as of the claim date, will continue to be calculated from the account effective date.
• If transferring from Option Package I, the “step-up value” will be calculated beginning on the new schedule effective date.
• If transferring from Option Package III, the “step-up value” will continue to be calculated from the date calculated under Option Package III.
• The “roll-up value” under Option Package III will terminate on the new schedule effective date.

Death Benefit:[1]
• The sum of all purchase payments made, adjusted for amounts withdrawn or applied to an income phase payment option as of the claim date, will continue to be calculated from the account effective date.
• If transferring from Option Package I, the “step-up value” will be calculated beginning on the new schedule effective date.
• If transferring from Option Package II, the “step-up value” will continue to be calculated from the date calculated under Option Package II.
• The “roll-up value” will be calculated beginning on the new schedule effective date.

Nursing Home Waiver:[2] • The availability of the waiver of the early withdrawal charge under the Nursing Home Waiver will terminate on the new schedule effective date.
Nursing Home Waiver:[2]
• If transferring from Option Package I, the waiting period under the Nursing Home Waiver will begin to be measured from the new schedule effective date.
• If transferring from Option Package III, the waiting period will have been satisfied on the new schedule effective date.

Nursing Home Waiver:[2]
• If transferring from Option Package I, the waiting period under the Nursing Home Waiver will begin to be measured from the new schedule effective date.
• If transferring from Option Package II, the waiting period will have been satisfied on the new schedule effective date.

Free Withdrawals:[3] • If transferring from Option Package III, any available free withdrawal amount in excess of 10% will be lost as of the new schedule effective date.	Free Withdrawals: [3] • If transferring from Option Package III, any available free withdrawal amount in excess of 10% will be lost as of the new schedule effective date.	Free Withdrawals: [3] • The cumulative to 30% available free withdrawal amount will begin to be calculated as of the new schedule effective date.
1 See “DEATH BENEFIT”, p.35
2 See “FEES – Nursing Home Waiver”, p.29
[3]	See “FEES – Free Withdrawals”, p.29
FEES

The charges we assess and the deductions we make under the contract are in consideration for:  (i) the services and benefits we provide; (ii) the costs and expenses we incur; and (iii) the risks we assume. The fees and charges deducted under the contract may result in a profit to us.

The following repeats and adds to information provided in the “FEE TABLE” section. Please review both sections for information on fees.

Transaction Fees

Early Withdrawal Charge

Withdrawals of all or a portion of your account value may be subject to a charge. In the case of a partial withdrawal where you request a specified dollar amount, the amount withdrawn from your account will be the amount you specified plus adjustment for any applicable early withdrawal charge.

Amount. A percentage of the purchase payments that you withdraw. The percentage will be determined by the early withdrawal charge schedule that applies to your account.

Early Withdrawal Charge Schedules:

For Contracts Issued outside of the State of New York
All Contracts (except Roth IRA Contracts Issued Before September 20, 2000)
Years from Receipt of Purchase Payment	Early Withdrawal Charge
Less than 2 2 or more but less than 4 4 or more but less than 5 5 or more but less than 6 6 or more but less than 7 7 or more	7% 6% 5% 4% 3% 0%
Roth IRA Contracts Issued Before September 20, 2000
Completed Account Years	Early Withdrawal Charge
Less than 1 1 or more but less than 2 2 or more but less than 3 3 or more but less than 4 4 or more but less than 5 5 or more	5% 4% 3% 2% 1% 0%
For Contracts Issued in the State of New York
All Contracts
Years from Receipt of Purchase Payment	Early Withdrawal Charge
Less than 1 1 or more but less than 2 2 or more but less than 3 3 or more but less than 4 4 or more but less than 5 5 or more but less than 6 6 or more but less than 7 7 or more	7% 6% 5% 4% 3% 2% 1% 0%

Purpose. This is a deferred sales charge. It reimburses us for some of the sales and administrative expenses associated with the contract. If our expenses are greater than the amount we collect for the early withdrawal charge, we may use any of our corporate assets, including potential profit that may arise from the mortality and expense risk charge, to make up any difference.

First In, First Out. The early withdrawal charge is calculated separately for each purchase payment withdrawn. For purposes of calculating your early withdrawal charge, we consider that your first purchase payment to the account (first in) is the first you withdraw (first out).

Examples:  Where the early withdrawal charge is based on the number of years since the purchase payment was received, if your initial purchase payment was made three years ago, we will deduct an early withdrawal charge equal to 6% (4% for a contract issued in NY) of the portion of that purchase payment withdrawn.

For certain Roth IRA contracts where the early withdrawal charge is based on the number of completed account years, if your initial purchase payment was made three years ago, we will deduct an early withdrawal charge equal to 2% of the portion of that purchase payment withdrawn.

In each case the next time you make a withdrawal we will assess the early withdrawal charge, if any, against the portion of the first purchase payment you did not withdraw and/or subsequent purchase payments to your account in the order they were received.

Earnings may be withdrawn after all purchase payments have been withdrawn. There is no early withdrawal charge for withdrawal of earnings.

Free Withdrawals. There is no early withdrawal charge if, during each account year, the amount withdrawn is 10% or less of your account value on the later of the date we established your account or the most recent anniversary of that date. Under Option Package III, any unused percentage of the 10% free withdrawal amount shall carry forward into successive account years, up to a maximum 30% of your account value.

The free withdrawal amount will be adjusted for amounts withdrawn under a systematic distribution option or taken as a required minimum distribution during the account year.

Waiver. The early withdrawal charge is waived for purchase payments withdrawn if the withdrawal is:
•	Used to provide income phase payments to you;
•
Paid due to the annuitant’s death during the accumulation phase in an amount up to the sum of purchase payments made, minus the total of all partial withdrawals, amounts applied to an income phase payment option and deductions made prior to the annuitant’s death;

•	Paid upon a full withdrawal where your account value is $2,500 or less and no part of the account has been withdrawn during the prior 12 months;
•	Taken because of the election of a systematic distribution option (see “SYSTEMATIC DISTRIBUTION OPTIONS” p.34);
•	Applied as a rollover to certain Roth IRAs issued by us or an affiliate;
•
If approved in your state, taken under a qualified contract, when the amount withdrawn is equal to the minimum distribution required by the Tax Code for your account calculated using a method permitted under the Tax Code and agreed to by us (including required minimum distributions using the ECO/RRD systematic distribution option (see “SYSTEMATIC DISTRIBUTION OPTIONS” p.34); or

•	Paid upon termination of your account by us (see “OTHER TOPICS – Involuntary Terminations” p.60).

Nursing Home Waiver. Under Option Packages II and III, you may withdraw all or a portion of your account value without an early withdrawal charge if:
•	More than one account year has elapsed since the schedule effective date;
•
The withdrawal is requested within three years of the annuitant’s admission to a licensed nursing care facility (in Oregon there is no three year limitation period and in New Hampshire non-licensed facilities are included); and

•	The annuitant has spent at least 45 consecutive days in such nursing care facility.
We will not waive the early withdrawal charge if the annuitant was in a nursing care facility for at least one day during the two week period immediately preceding or following the schedule effective date. It will also not apply to contracts where prohibited by state law. See “VARIATIONS FOR NEW YORK CONTRACTS” section of this prospectus, p.42, for contracts issued in New York.
Transfer Charge

Amount. During the accumulation phase we currently allow you 12 free transfers each account year. We reserve the right to charge $10 for each additional transfer. We currently do not impose this charge.

Purpose. This charge reimburses us for administrative expenses associated with transferring your dollars among investment options.

Overnight Fee

You may choose to have a $20 overnight charge deducted from the amount of a withdrawal you would like sent to you by overnight delivery service.

Periodic Fees and Charges

Annual Maintenance Fee

Maximum Amount. $30

When/How. Each year during the accumulation phase we deduct this fee from your account value. We deduct it on your account anniversary and at the time of full withdrawal. It is deducted proportionally from each investment option.

Purpose. This fee reimburses us for our administrative expenses relating to the establishment and maintenance of your account.

Elimination. We will not deduct the annual maintenance fee if your account value is $50,000 or more on the date this fee is to be deducted.

Fees Deducted from Investments in the Separate Account

Mortality and Expense Risk Charge

Maximum Amount. During the accumulation phase the amount of this charge, on an annual basis, is equal to the following percentages of your account value invested in the subaccounts:

Option Package I	Option Package II	Option Package III
0.80%	1.10%	1.25%

During the income phase this charge, on an annual basis, is equal to 1.25% of amounts invested in the subaccounts. See “THE INCOME PHASE – Charges Deducted”, p.40.

When/How. We deduct this charge daily from the subaccounts corresponding to the funds you select. We do not deduct this charge from any fixed interest option.

Purpose. This charge compensates us for the mortality and expense risks we assume under the contract.
•	The mortality risks are those risks associated with our promise to make lifetime income phase payments based on annuity rates specified in the contract.
•	The expense risk is the risk that the actual expenses we incur under the contract will exceed the maximum costs that we can charge.

If the amount we deduct for this charge is not enough to cover our mortality costs and expenses under the contract, we will bear the loss. We may use any excess to recover distribution costs relating to the contract and as a source of profit. We expect to make a profit from this charge.

Administrative Expense Charge

Maximum Amount. During the accumulation phase the amount of this charge, on an annual basis, is equal to the following percentages of your account value invested in the subaccounts:

Option Package I	Option Package II	Option Package III
0.15%	0.15%	0.15%

There is currently no administrative expense charge during the income phase. We reserve the right, however, to charge an administrative expense charge of up to 0.25% during the income phase.

When/How. If imposed, we deduct this charge daily from the subaccounts corresponding to the funds you select. We do not deduct this charge from the fixed interest options. If we are imposing this charge when you enter the income phase, the charge will apply to you during the entire income phase.

Purpose. This charge helps defray our administrative expenses.

Premium Bonus Option Charge

Maximum Amount. 0.50%, but only if you elect the premium bonus option.

When/How. We deduct this charge daily from the subaccounts corresponding to the funds you select. We may also deduct this charge from amounts allocated to the fixed interest options. This charge is deducted for the first seven account years during the accumulation phase and, if applicable, the income phase.

Purpose. This charge compensates us for the cost associated with crediting the premium bonus to your account on purchase payments made during the first account year. See “PREMIUM BONUS OPTION – Premium Bonus Option Charge”, p.16.

Reduction or Elimination of Certain Fees

When sales of the contract are made to individuals or a group of individuals in a manner that results in savings of sales or administrative expenses, we may reduce or eliminate the early withdrawal charge, annual maintenance fee, mortality and expense risk charge, administrative expense charge or premium bonus option charge. Our decision to reduce or eliminate any of these fees will be based on one or more of the following:

•	The size and type of group to whom the contract is issued;
•	The amount of expected purchase payments;
•
A prior or existing relationship with the Company, such as being an employee or former employee of the Company or one of our affiliates, receiving distributions or making transfers from other contracts issued by us or one of our affiliates or transferring amounts held under qualified retirement plans sponsored by us or one of our affiliates;

•	The type and frequency of administrative and sales services provided; or
•	The level of annual maintenance fee and early withdrawal charges.

In the case of an exchange of another contract issued by us or one of our affiliates where the early withdrawal charge has been waived, the early withdrawal charge for certain contracts offered by this prospectus may be determined based on the dates purchase payments were received in the prior contract.

The reduction or elimination of any of these fees will not be unfairly discriminatory against any person and will be done according to our rules in effect at the time the contract is issued. We reserve the right to change these rules from time to time. The right to reduce or eliminate any of these fees may be subject to state approval.

Fund Fees and Expenses

Charges are deducted from, and expenses are paid out of, the assets of the funds underlying the contract as described in the prospectuses for the funds. Less expensive share classes of the underlying mutual funds offered through this contract may be available for investment outside of this contract. You should evaluate the expenses associated with the underlying mutual funds available through this contract before making a decision to invest.

If applicable, we may deduct the amount of any redemption fees imposed by the underlying funds as a result of withdrawals, transfers or other fund transactions you initiate. Redemption fees, if any, are separate and distinct from any transaction charges or other charges deducted from your contract value.

Premium and Other Taxes

Maximum Amount. Some states and municipalities charge a premium tax on annuities. These taxes currently range from 0% to 3.5%, depending upon the jurisdiction.

When/How. We reserve the right to deduct a charge for premium taxes from your account value or from purchase payments to the account at any time, but not before there is a tax liability under state law. For example, we may deduct a charge for premium taxes at the time of a complete withdrawal or we may reflect the cost of premium taxes in our income phase payment rates when you commence income phase payments.

We will not deduct a charge for any municipal premium tax of 1% or less, but we reserve the right to reflect such an expense in our annuity purchase rates.

In addition, we reserve the right to assess a charge for any federal taxes due against the separate account. See “FEDERAL TAX CONSIDERATIONS”, p.45.

YOUR ACCOUNT VALUE

During the accumulation phase your account value at any given time equals:
•	The current dollar value of amounts invested in the subaccounts; plus
•	The current dollar values of amounts invested in the fixed interest options, including interest earnings to date.

Subaccount Accumulation Units. When you select a fund as an investment option, your account dollars invest in “accumulation units” of the separate account subaccount corresponding to that fund. The subaccount invests directly in the fund shares. The value of your interests in a subaccount is expressed as the number of accumulation units you hold multiplied by an “accumulation unit value,” as described below, for each unit.

Accumulation Unit Value. The value of each accumulation unit in a subaccount is called the accumulation unit value or AUV. The AUV varies daily in relation to the underlying fund’s investment performance. The value also reflects deductions for fund fees and expenses, the mortality and expense risk charge, the administrative expense charge, and the premium bonus option charge (if any). We discuss these deductions in more detail in “FEE TABLE”, p.8, and “FEES”, p.28.

Valuation. We determine the AUV every normal business day after the close of the New York Stock Exchange (“NYSE”) (normally at 4:00 p.m. Eastern Time). At that time we calculate the current AUV by multiplying the AUV last calculated by the “net investment factor” of the subaccount. The net investment factor measures the investment performance of the subaccount from one valuation to the next.

Current AUV = Prior AUV x Net Investment Factor

Net Investment Factor. The net investment factor for a subaccount between two consecutive valuations equals the sum of 1.0000 plus the net investment rate.

Net Investment Rate. The net investment rate is computed according to a formula that is equivalent to the following:
•	The net assets of the fund held by the subaccount as of the current valuation; minus
•	The net assets of the fund held by the subaccount at the preceding valuation; plus or minus
•	Taxes or provisions for taxes, if any, due to subaccount operations (with any federal income tax liability offset by foreign tax credits to the extent allowed); divided by
•	The total value of the subaccount’s units at the preceding valuation; minus
•
A daily deduction for the mortality and expense risk charge and the administrative expense charge, if any, and any other fees deducted from investments in the separate account, such as the premium bonus option charge. See “FEES”, p.28.

The net investment rate may be either positive or negative.

Hypothetical Illustration. As a hypothetical illustration assume that your initial purchase payment to a qualified contract is $5,000 and you direct us to invest $3,000 in Fund A and $2,000 in Fund B. Also assume that you did not elect the premium bonus option and on the day we receive the purchase payment the applicable AUVs after the next close of business of the NYSE (normally at 4:00 p.m. Eastern Time) are $10 for Subaccount A and $20 for Subaccount B. Your account is credited with 300 accumulation units of Subaccount A and 100 accumulation units of Subaccount B.

Step 1:	You make an initial purchase payment of $5000.

Step 2:
A.	You direct us to invest $3,000 in Fund A. The purchase payment purchases 300 accumulation units of Subaccount A ($3,000 divided by the current $10 AUV).
B.	You direct us to invest $2,000 in Fund B. The purchase payment purchases 100 accumulation units of Subaccount B ($2,000 divided by the current $20 AUV).

Step 3:	The separate account purchases shares of the applicable funds at the then current market value (net asset value or NAV).

Each fund’s subsequent investment performance, expenses and charges, and the daily charges deducted from the subaccount, will cause the AUV to move up or down on a daily basis.

Purchase Payments to Your Account. If all or a portion of your initial purchase payment is directed to the subaccounts, it will purchase subaccount accumulation units at the AUV next computed after our acceptance of your application as described in “PURCHASE AND RIGHTS.” Subsequent purchase payments or transfers directed to the subaccounts will purchase subaccount accumulation units at the AUV next computed following our receipt of the purchase payment or transfer request in good order. The AUV will vary day to day. Subsequent purchase payments and transfers received in good order after the close of the NYSE will purchase accumulation units at the AUV computed after the close of the NYSE on the next business day.

WITHDRAWALS

You may withdraw all or a portion of your account value at any time during the accumulation phase. If you participate in the contract through a 403(b) plan, certain restrictions apply. See “Restrictions on Withdrawals from 403(b) Plan Accounts” below.

Steps for Making a Withdrawal:

•	Select the withdrawal amount.
>
Full Withdrawal:  You will receive, reduced by any required withholding tax, your account value allocated to the subaccounts, the Guaranteed Account (plus or minus any applicable market value adjustment) and the Fixed Account, minus any applicable early withdrawal charge, annual maintenance fee and forfeited premium bonus.

>
Partial Withdrawal (Percentage or Specified Dollar Amount):  You will receive, reduced by any required withholding tax, the amount you specify, subject to the value available in your account. However, the amount actually withdrawn from your account will be adjusted by any applicable early withdrawal charge, any positive or negative market value adjustment for amounts withdrawn from the Guaranteed Account and any forfeited premium bonus. See “APPENDICES I and II” and the Guaranteed Account prospectus for more information about withdrawals from the Guaranteed Account and the Fixed Account.

•
Select investment options. If you do not specify this, we will withdraw dollars in the same proportion as the values you hold in the various investment options from each investment option in which you have an account value.

•	Properly complete a disbursement form and deliver it to Customer Service.

Restrictions on Withdrawals from 403(b) Plan Accounts. Under Section 403(b) contracts the withdrawal of salary reduction contributions and earnings on such contributions is generally prohibited prior to the participant’s death, disability, attainment of age 59½, separation from service or financial hardship. See “FEDERAL TAX CONSIDERATIONS”, 43.

Calculation of Your Withdrawal. We determine your account value every normal business day after the close of the NYSE (normally at 4:00 p.m. Eastern Time). We pay withdrawal amounts based on your account value as of the next valuation after we receive a request for withdrawal in good order at Customer Service.

Delivery of Payment. Payments for withdrawal requests will be made in accordance with SEC requirements. Normally, your withdrawal amount will be sent no later than seven calendar days following our receipt of your properly completed disbursement form in good order.

Reinstating a Full Withdrawal. Within 30 days after a full withdrawal, if allowed by law and the contract, you may elect to reinstate all or a portion of your withdrawal. We must receive any reinstated amounts within 60 days of the withdrawal. We reserve the right, however, to accept a reinstatement election received more than 30 days after the withdrawal and accept proceeds received more than 60 days after the withdrawal. We will credit your account for the amount reinstated based on the subaccount values next computed following our receipt of your request and the amount to be reinstated. We will credit the amount reinstated proportionally for annual maintenance fees and early withdrawal charges imposed at the time of withdrawal. We will deduct from the amount reinstated any annual maintenance fee which fell due after the withdrawal and before the reinstatement. We will reinstate in the same investment options and proportions in place at the time of withdrawal. The reinstatement privilege may be used only once. Special rules apply to reinstatement of amounts withdrawn from the Guaranteed Account (see “APPENDIX I” and the Guaranteed Account prospectus). We will not credit your account for market value adjustments or any premium bonus forfeited that we deducted at the time of your withdrawal or refund any taxes that were withheld. Seek competent advice regarding the tax consequences associated with reinstatement.

SYSTEMATIC DISTRIBUTION OPTIONS

Systematic distribution options may be exercised at any time during the accumulation phase.

Features of a Systematic Distribution Option. A systematic distribution option allows you to receive regular payments from your contract without moving into the income phase. By remaining in the accumulation phase, you retain certain rights and investment flexibility not available during the income phase.

The following systematic distribution options may be available:
•
SWO - Systematic Withdrawal Option. SWO is a series of automatic partial withdrawals from your account based on a payment method you select. Consider this option if you would like a periodic income while retaining investment flexibility for amounts accumulated in the account.

•
ECO - Estate Conservation Option/Recurring RMD Payment – RRP. This option offers the same investment flexibility as SWO, but is designed for those who want to receive only the minimum distribution that the Tax Code requires each year. Under this option, we calculate the minimum distribution amount required by law (generally at age 72 (age 70½ if born before July 1, 1949) and pay you that amount once a year. This option is not available under nonqualified contracts. An early withdrawal charge will not be deducted from and a market value adjustment will not be applied to any part of your account value paid under an ECO/RRP.

•
LEO - Life Expectancy Option. LEO provides for annual payments for a number of years equal to your life expectancy or the life expectancy of you and a designated beneficiary. It is designed to meet the substantially equal periodic payment exception to the 10% premature distribution penalty under Tax Code Section 72. See “FEDERAL TAX CONSIDERATIONS”, p.45.

Other Systematic Distribution Options. We may add additional systematic distribution options from time to time. You may obtain additional information relating to any of the systematic distribution options from your sales representative or by contacting us at Customer Service as shown on the cover page of this prospectus.

Systematic Distribution Option Availability. Withdrawals under a systematic distribution option are limited to your free withdrawal amount. See “FEES – Transaction Fees – Early Withdrawal Charge – Free Withdrawals”, p.29. If allowed by applicable law, we may discontinue the availability of one or more of the systematic distribution options for new elections at any time and/or to change the terms of future elections.

Eligibility for a Systematic Distribution Option. To determine if you meet the age and account value criteria and to assess terms and conditions that may apply, contact your sales representative or the Company at Customer Service as shown on the cover page of this prospectus.

Terminating a Systematic Distribution Option. You may revoke a systematic distribution option at any time by submitting a written request to Customer Service. ECO/RRD, once revoked, may not, unless allowed under the Tax Code, be elected again.

Charges and Taxation. When you elect a systematic distribution option your account value remains in the accumulation phase and subject to the charges and deductions described in the “FEES”, p.28, and “FEE TABLE”, p.8, sections. Taking a withdrawal under a systematic distribution option, or later revoking the option, may have tax consequences. If you are concerned about tax implications, consult a tax and/or legal adviser before electing an option.

DEATH BENEFIT

This section provides information about the death benefit during the accumulation phase. For death benefit information applicable to the income phase, see “THE INCOME PHASE”, p.39.

Terms to Understand

Account Year/Account Anniversary:  A period of 12 months measured from the date we established your account and each anniversary of this date. Account anniversaries are measured from this date.

Annuitant(s):  The person(s) on whose life(lives) or life expectancy(ies) the income phase payments are based.

Beneficiary(ies):  The person(s) or entity(ies) entitled to receive a death benefit under the contract.

Claim Date:  The date proof of death and the beneficiary’s right to receive the death benefit are received in good order at Customer Service. Please contact Customer Service to learn what information is required for a request for payment of the death benefit to be in good order.

Contract Holder (You/Your):  The contract holder of an individually owned contract or the certificate holder of a group contract. The contract holder and annuitant may be the same person.

Schedule Effective Date:  The date an option package and benefits become effective. The initial schedule effective date equals the date we established your account. Thereafter, this date can occur only on an account anniversary.

During the Accumulation Phase

When is a Death Benefit Payable? During the accumulation phase a death benefit is payable when the contract holder or the annuitant dies. If there are joint contract holders, the death benefit is payable when either one dies.

Who Receives the Death Benefit? If you would like certain individuals or entities to receive the death benefit when it becomes payable, you may name them as your beneficiaries. However, if you are a joint contract holder and you die, the beneficiary will automatically be the surviving joint contract holder. In this circumstance any other beneficiary you named will be treated as the primary or contingent beneficiary, as originally named, of the surviving joint contract holder. The surviving joint contract holder may change the beneficiary designation. If you die and no beneficiary exists, the death benefit will be paid in a lump sum to your estate.

Designating Your Beneficiary. You may designate a beneficiary on your application or by contacting your sales representative or us at Customer Service as shown on the cover page of this prospectus.

Death Benefit Amount. The death benefit depends upon the option package in effect on the date the annuitant dies.

	Option Package I (Standard Death Benefit)	Option Package II (Optional Death Benefit)	Option Package III (Optional Death Benefit)
Death Benefit on Death of the Annuitant:	The greater of: • The sum of all purchase payments, adjusted for amounts withdrawn or applied to an income phase payment option as of the claim date; or • The account value* on the claim date.
The greatest of:
• The sum of all purchase payments, adjusted for amounts withdrawn or applied to an income phase payment option as of the claim date; or
• The account value* on the claim date; or
• The “step-up value”* (as described below) on the claim date.

The greatest of:
• The sum of all purchase payments, adjusted for amounts withdrawn or applied to an income phase payment option as of the claim date; or
• The account value* on the claim date; or
• The “step-up value”* (as described below) on the claim date; or
• The “roll-up value”* (as described below) on the claim date.**

Step-up Value (Option Package II and III). On the schedule effective date, the step-up value is equal to the greater of:
•	The account value; or
•
The step-up value, if any, calculated on the account anniversary prior to the schedule effective date, adjusted for purchase payments made and amounts withdrawn or applied to an income phase payment option during the prior account year.

Thereafter, once each year on the anniversary of the schedule effective date until the anniversary immediately preceding the annuitant’s 85th birthday or death, whichever is earlier, the step-up value is equal to the greater of:
•	The step-up value most recently calculated, adjusted for purchase payments made and amounts withdrawn or applied to an income phase payment option during the prior account year; or
•	The account value on that anniversary of the schedule effective date.

On each anniversary of the schedule effective date after the annuitant’s 85th birthday, the step-up value shall be equal to the step-up value on the anniversary immediately preceding the annuitant’s 85th birthday, adjusted for purchase payments made and amounts withdrawn or applied to an income phase payment option since that anniversary.

On the claim date, the step-up value shall equal the step-up value on the anniversary of the schedule effective date immediately preceding the annuitant’s death, adjusted for purchase payments made and amounts withdrawn or applied to an income phase payment option since that anniversary.

For example, if the policy’s death benefit and account value are both $100,000 on the schedule effective date, and at the following schedule effective date anniversary, your account value has decreased to $90,000. Your death benefit will be the maximum of the highest anniversary account value and the current account value. Therefore, the death benefit will be at $100,000. If, on the next schedule effective date anniversary, your account value has increased to $115,000. Your death benefit will again be the maximum of the highest anniversary account value and the current account value. Therefore, your death benefit will step-up to $115,000. At the following schedule effective date anniversary, your account value had decreased to $95,000. Your death benefit will be the maximum of the highest anniversary account value and the current account value. Therefore, your death benefit will remain at $115,000.

For purposes of calculating the death benefit, the step-up value will be reduced by the amount of any premium bonus credited to your account after or within 12 months of the date of death. See “PREMIUM BONUS OPTION – Forfeiture”, p.16.

Roll-up Value (Option Package III Only). On the schedule effective date, the roll-up value is equal to the account value. Thereafter, once each year on the anniversary of the schedule effective date until the anniversary immediately preceding the annuitant’s 76th birthday or death, whichever is earlier, the roll-up value is equal to the roll-up value most recently calculated multiplied by a factor of 1.05, adjusted for purchase payments made and amounts withdrawn or applied to an income phase payment option during the prior account year. The roll-up value may not exceed 200% of the account value on the schedule effective date, adjusted for purchase payments made and amounts withdrawn or applied to an income phase payment option since that date.

On each anniversary of the schedule effective date after the annuitant’s 76th birthday, the roll-up value shall be equal to the roll-up value on the anniversary immediately preceding the annuitant’s 76th birthday, adjusted for purchase payments made and amounts withdrawn or applied to an income phase payment option since that anniversary. On the claim date, the roll-up value shall equal the roll-up value on the anniversary of the schedule effective date immediately preceding the annuitant’s death, adjusted for purchase payments made and amounts withdrawn or applied to an income phase payment option since that anniversary.

For example, if the policy’s death benefit and account value are both $100,000 at the schedule effective date, and at the following anniversary, your account value increases to $110,000. The death benefit will be the maximum of the “roll-up” value of $105,000 ($100,000 x 1.05) and the account value. Therefore, the death benefit will be $110,000. On the next account anniversary, your account value remains at $110,000. The death benefit will be the maximum of the “roll-up” value of $110,250 ($105,000 x 1.05) and the account value. Therefore, the death benefit will be $110,250.

For purposes of calculating the death benefit, the roll-up value will be reduced by the amount of any premium bonus credited to your account after or within 12 months of the date of death. See “PREMIUM BONUS OPTION – Forfeiture”, p.16.

The “roll-up value” is not available on contracts issued in the State of New York. See the “VARIATIONS FOR NEW YORK CONTRACTS” section of this prospectus, p.42, for details about the Option Package III death benefit for contracts issued in New York.

Adjustment. For purposes of determining the death benefit, the adjustment for purchase payments made will be dollar for dollar. The adjustment for amounts withdrawn or applied to an income phase payment option will be proportionate, reducing the sum of all purchase payments made, the step-up value and the roll-up value in the same proportion that the account value was reduced on the date of the withdrawal or application to an income phase payment option.

Death Benefit Greater than the Account Value. Notwithstanding which option package is selected, on the claim date, if the amount of the death benefit is greater than the account value, the amount by which the death benefit exceeds the account value will be deposited and allocated to the money market subaccount available under the contract, thereby increasing the account value available to the beneficiary to an amount equal to the death benefit.

Prior to the election of a method of payment of the death benefit by the beneficiary, the account value will remain in the account and continue to be affected by the investment performance of the investment option(s) selected. The beneficiary has the right to allocate or transfer any amount to any available investment option (subject to a market value adjustment, as applicable). The amount paid to the beneficiary will equal the adjusted account value on the day the payment is processed. Subject to the conditions and requirements of state law, unless your beneficiary elects otherwise, the distribution will generally be made into an interest bearing account, backed by our general account that is accessed by the beneficiary through a draftbook feature. The beneficiary may access death benefit proceeds at any time without penalty. Interest earned on this account may be less than interest paid on other settlement options. Beneficiaries should carefully review all settlement and payment options available under the contract and are encouraged to consult with a financial professional or tax adviser before choosing a settlement or payment option.
Death Benefit Amounts in Certain Cases

If a Spousal Beneficiary Continues the Account Following the Death of the Contract Holder/Annuitant. If a spousal beneficiary continues the account at the death of a contract holder who was also the annuitant, the spousal beneficiary becomes the annuitant. The option package in effect at the death of the contract holder will also apply to the spousal beneficiary, unless later changed by the spousal beneficiary. The premium bonus option charge, if any, will continue, unless the premium bonus was forfeited when calculating the account value, step-up value and roll-up value on the death of the original contract holder/annuitant.

The amount of the death benefit payable at the death of a spousal beneficiary who has continued the account shall be determined under the option package then in effect, except that:
•
In calculating the sum of all purchase payments, adjusted for amounts withdrawn or applied to an income phase payment option, the account value on the claim date following the original contract holder’s/annuitant’s death shall be treated as the spousal beneficiary’s initial purchase payment;

•
In calculating the step-up value, the step-up value on the claim date following the original contract holder’s/annuitant’s death shall be treated as the spousal beneficiary’s initial step-up value; and

•	In calculating the roll-up value, the roll-up value on the claim date following the original contract holder’s/annuitant’s death shall be treated as the initial roll-up value.

If the Contract Holder is not the Annuitant. Under nonqualified contracts only the death benefit described above under Option Packages I, II and III will not apply if a contract holder (including a spousal beneficiary who has continued the account) who is not also the annuitant dies. In these circumstances the amount paid will be equal to the account value on the date the payment is processed, plus or minus any market value adjustment. An early withdrawal charge may apply to any full or partial payment of this death benefit.

Because the death benefit in these circumstances equals the account value, plus or minus any market value adjustment, a contract holder who is not also the annuitant should seriously consider whether Option Packages II and III are suitable for their circumstances.

If the spousal beneficiary who is the annuitant continues the account at the death of the contract holder who was not the annuitant, the annuitant will not change. The option package in effect at the death of the contract holder will also apply to the spousal beneficiary, unless later changed by the spousal beneficiary, and the death benefit payable at the spousal beneficiary’s death shall be determined under the option package then in effect.

Guaranteed Account. For amounts held in the Guaranteed Account, see “APPENDIX I” for a discussion of the calculation of the death benefit.

Death Benefit - Methods of Payment

For Qualified Contracts. Under a qualified contract if the annuitant dies the beneficiary may choose one of the following three methods of payment:
•
Apply some or all of the account value, plus or minus any market value adjustment, to any of the income phase payment options (subject to the Tax Code distribution rules (see “FEDERAL TAX CONSIDERATIONS”, p.45));

•	Receive, at any time, a lump-sum payment equal to all or a portion of the account value, plus or minus any market value adjustment; or
•	Elect SWO, ECO/RRD or LEO (described in “SYSTEMATIC DISTRIBUTION OPTIONS”, p.34), provided the election would satisfy the Tax Code minimum distribution rules.

Payments from a Systematic Distribution Option. If the annuitant was receiving payments under a systematic distribution option and died before the Tax Code’s required beginning date for minimum distributions, payments under the systematic distribution option will stop. The beneficiary, or contract holder on behalf of the beneficiary, may elect a systematic distribution option provided the election is permitted under the Tax Code minimum distribution rules. If the annuitant dies after the required beginning date for minimum distributions, payments will continue as permitted under the Tax Code minimum distribution rules, unless the option is revoked.

For Non-Qualified Contracts.

•
If you die and the beneficiary is your surviving spouse, or if you are a non-natural person and the annuitant dies and the beneficiary is the annuitant’s surviving spouse, then the beneficiary becomes the successor contract holder. In this circumstance the Tax Code does not require distributions under the contract until the successor contract holder’s death.

As the successor contract holder, the beneficiary may exercise all rights under the account and has the following options:
>	Continue the contract in the accumulation phase;
>	Elect to apply some or all of the account value, plus or minus any market value adjustment, to any of the income phase payment options; or
>	Receive at any time a lump-sum payment equal to all or a portion of the account value, plus or minus any market value adjustment.

If you die and are not the annuitant, an early withdrawal charge will apply if a lump sum is elected.

•	If you die and the beneficiary is not your surviving spouse, he or she may elect option 1(b) or option 1(c) above (subject to the Tax Code distribution rules). See “FEDERAL TAX CONSIDERATIONS”, p.45.

In this circumstance the Tax Code requires any portion of the account value, plus or minus any market value adjustment, not distributed in installments over the beneficiary’s life or life expectancy, beginning within one year of your death, must be paid within five years of your death. See “FEDERAL TAX CONSIDERATIONS”, p.45.

•
If you are a natural person but not the annuitant and the annuitant dies, the beneficiary may elect option 1(b) or 1(c) above. If the beneficiary does not elect option 1(b) within 60 days from the date of death, the gain, if any, will be included in the beneficiary’s income in the year the annuitant dies.

Payments from a Systematic Distribution Option. If the contract holder or annuitant dies and payments were made under SWO, payments will stop. A beneficiary, however, may elect to continue SWO.

Tax Code Requirements. The Tax Code requires distribution of death benefit proceeds within a certain period of time and these requirements have recently changed generally for deaths after January 1, 2020. Failure to begin receiving death benefit payments within those time periods can result in tax penalties. Regardless of the method of payment, death benefit proceeds will generally be taxed to the beneficiary in the same manner as if you had received those payments. See “FEDERAL TAX CONSIDERATIONS”, p. 45 for additional information.

THE INCOME PHASE

During the income phase you stop contributing dollars to your account and start receiving payments from your accumulated account value.

Initiating Payments. At least 30 days prior to the date you want to start receiving payments you must notify us in writing of all of the following:

•	Payment start date;
•	Income phase payment option (see the income phase payment options table in this section);
•	Payment frequency (i.e., monthly, quarterly, semi-annually or annually);
•	Choice of fixed, variable or a combination of both fixed and variable payments; and
•	Selection of an assumed net investment rate (only if variable payments are elected).

Your account will continue in the accumulation phase until you properly initiate income phase payments. Once an income phase payment option is selected it may not be changed.

What Affects Income Phase Payments? Some of the factors that may affect income phase payments include: your age, your account value, the income phase payment option selected (including the frequency and duration of payments under the option selected), number of guaranteed payments (if any) selected, and whether you select variable or fixed payments. As a general rule, more frequent income phase payments will result in smaller individual income phase payments. Likewise, income phase payments that are anticipated over a longer period of time will also result in smaller individual income phase payments.

Fixed Payments. Amounts funding fixed income phase payments will be held in the Company’s general account. The amount of fixed payments does not vary with investment performance over time.

Variable Payments. Amounts funding your variable income phase payments will be held in the subaccount(s) you select. Not all subaccounts available during the accumulation phase may be available during the income phase. Payment amounts will vary depending upon the performance of the subaccounts you select. For variable income phase payments, you must select an assumed net investment rate.

Assumed Net Investment Rate. If you select variable income phase payments, you must also select an assumed net investment rate of either 5% or 3½%. If you select a 5% rate, your first income phase payment will be higher, but subsequent payments will increase only if the investment performance of the subaccounts you selected is greater than 5% annually, after deduction of fees. Payment amounts will decline if the investment performance is less than 5%, after deduction of fees.

If you select a 3½% rate, your first income phase payment will be lower and subsequent payments will increase more rapidly or decline more slowly depending upon changes to the net investment rate of the subaccounts you selected. For more information about selecting an assumed net investment rate, call Customer Service as shown on the cover page of this prospectus for a copy of the SAI.

Minimum Payment Amounts. The income phase payment option you select must result in:
•	A first income phase payment of at least $50; and
•	Total yearly income phase payments of at least $250.

If your account value is too low to meet these minimum payment amounts, you will receive one lump-sum payment. Unless prohibited by law, we reserve the right to increase the minimum payment amount based on increases reflected in the Consumer Price Index-Urban (CPI-U) since July 1, 1993.

Restrictions on Start Dates and the Duration of Payments. Income phase payments may not begin during the first account year, or, unless we consent, later than the later of:
•	The first day of the month following the annuitant’s 85th birthday; or
•	The tenth anniversary of the last purchase payment made to your account.

Income phase payments will not begin until you have selected an income phase payment option. Failure to select an income phase payment option by the later of the annuitant’s 85th birthday or the tenth anniversary of your last purchase payment may have adverse tax consequences. You should consult with a tax and/or legal adviser if you are considering delaying the selection of an income phase payment option before the later of these dates.

For qualified contracts only, income phase payments may not extend beyond:
•	The life of the annuitant;
•	The joint lives of the annuitant and beneficiary;
•	A guaranteed period greater than the annuitant’s life expectancy; or
•	A guaranteed period greater than the joint life expectancies of the annuitant and beneficiary.

When income phase payments start the age of the annuitant plus the number of years for which payments are guaranteed may not exceed 95.

If income phase payments start when the annuitant is at an advanced age, such as over 85, it is possible that the contract will not be considered an annuity for federal tax purposes.

See “FEDERAL TAX CONSIDERATIONS”, p.45, for further discussion of rules relating to income phase payments.

Charges Deducted.
•
If variable income phase payments are selected, we make a daily deduction for mortality and expense risks from amounts held in the subaccounts. Therefore, if you choose variable income phase payments and a nonlifetime income phase payment option, we still make this deduction from the subaccounts you select, even though we no longer assume any mortality risks. The amount of this charge, on an annual basis, is equal to 1.25% of amounts invested in the subaccounts. See “FEES – Fees Deducted from Investments in the Separate Account – Mortality and Expense Risk Charge”, p.30.

•
There is currently no administrative expense charge during the income phase. We reserve the right, however, to charge an administrative expense charge of up to 0.25% during the income phase. If imposed, we deduct this charge daily from the subaccounts corresponding to the funds you select. If we are imposing this charge when you enter the income phase, the charge will apply to you during the entire income phase. See “FEES – Fees Deducted from Investments in the Separate Account – Administrative Expense Charge”, p.30.

•
If you elected the premium bonus option and variable income phase payments, we may also deduct the premium bonus option charge. We deduct this charge daily during the first seven account years from the subaccounts corresponding to the funds you select. If fixed income phase payments are selected, this charge may be reflected in the income phase payment rates. See “FEES – Fees Deducted from Investments in the Separate Account – Premium Bonus Option Charge”, p.31.

Death Benefit During the Income Phase. The death benefits that may be available to a beneficiary are outlined in the following “Income Phase Payment Options” tables. If a lump-sum payment is due as a death benefit, we will make payment within seven calendar days after we receive proof of death acceptable to us and the request for the payment in good order at Customer Service. If the death benefit is not taken in a lump sum, your beneficiary must meet the distribution rules imposed by the Tax Code. These rules recently changed for deaths occurring after January 1, 2020. Failure to meet these rules can result in tax penalties. See “FEDERAL TAX CONSIDERATIONS - Taxation of Qualified Contracts - Required Distributions Upon Death”, p.45, for the distribution rules imposed by the Tax Code

Unless your beneficiary elects otherwise, the distribution will generally be made into an interest bearing account, backed by our general account that is accessed by the beneficiary through a draftbook feature. The beneficiary may access death benefit proceeds at any time without penalty. Interest earned on this account may be less than interest paid on other settlement options. If continuing income phase payments are elected, the beneficiary may not elect to receive a lump sum at a future date unless the income phase payment option specifically allows a withdrawal right. We will calculate the value of any death benefit at the next valuation after we receive proof of death and a request for payment. Such value will be reduced by any payments made after the date of death.

Beneficiary Rights. A beneficiary’s right to elect an income phase payment option or receive a lump-sum payment may have been restricted by the contract holder. If so, such rights or options will not be available to the beneficiary.

Partial Entry into the Income Phase. You may elect an income phase payment option for a portion of your account dollars, while leaving the remaining portion invested in the accumulation phase. Whether the Tax Code considers such payments taxable as income phase payments or as withdrawals is currently unclear; therefore, you should consult with a tax and/or legal adviser before electing this option. The same or different income phase payment option may be selected for the portion left invested in the accumulation phase.

Taxation. To avoid certain tax penalties, you or your beneficiary must meet the distribution rules imposed by the Tax Code. Additionally, when selecting an income phase payment option, the Tax Code requires that your expected payments will not exceed certain durations. See “FEDERAL TAX CONSIDERATIONS”, p.45, for additional information.

Income Phase Payment Options

The following tables lists the income phase payment options and accompanying death benefits that may be available under the contract. The Tax Code and/or some contracts may restrict the options and terms available to you and your beneficiary. See “FEDERAL TAX CONSIDERATIONS”, p.45. We may offer additional income phase payment options under the contract from time to time. Once income phase payments begin the income phase payment option selected may not be changed.

Terms to understand:
Annuitant(s):  The person(s) on whose life expectancy(ies) the income phase payments are based.
Beneficiary(ies):  The person(s) or entity(ies) entitled to receive a death benefit under the contract.

Lifetime Income Phase Payment Options
Life Income
Length of Payments:  For as long as the annuitant lives. It is possible that only one payment will be made if the annuitant dies prior to the second payment’s due date.
Death Benefit - None:  All payments end upon the annuitant’s death.

Life Income - Guaranteed Payments
Length of Payments:  For as long as the annuitant lives, with payments guaranteed for your choice of five to 30 years or as otherwise specified in the contract.
Death Benefit - Payment to the Beneficiary:  If the annuitant dies before we have made all the guaranteed payments, we will continue to pay the beneficiary the remaining payments, unless the beneficiary elects to receive a lump-sum payment equal to the present value of the remaining guaranteed payments.

Life Income - Two Lives
Length of Payments:  For as long as either annuitant lives. It is possible that only one payment will be made if both annuitants die before the second payment’s due date.
Continuing Payments:  When you select this option you choose for:
• 100%, 66⅔ % or 50% of the payment to continue to the surviving annuitant after the first death; or
• 100% of the payment to continue to the annuitant on the second annuitant’s death, and 50% of the payment to continue to the second annuitant on the annuitant’s death.
Death Benefit - None:  All payments end upon the death of both annuitants.

Life Income - Two Lives - Guaranteed Payments
Length of Payments:  For as long as either annuitant lives, with payments guaranteed from five to 30 years or as otherwise specified in the contract.
Continuing Payments:  100% of the payment to continue to the surviving annuitant after the first death.
Death Benefit - Payment to the Beneficiary:  If both annuitants die before we have made all the guaranteed payments, we will continue to pay the beneficiary the remaining payments, unless the beneficiary elects to receive a lump-sum payment equal to the present value of the remaining guaranteed payments.

Life Income - Cash Refund Option (limited availability - fixed payments only)
Length of Payments:  For as long as the annuitant lives.
Death Benefit - Payment to the Beneficiary:  Following the annuitant’s death, we will pay a lump sum payment equal to the amount originally applied to the income phase payment option (less any applicable premium tax) and less the total amount of income payments paid.

Life Income - Two Lives - Cash Refund Option (limited availability - fixed payments only)
Length of Payments:  For as long as either annuitant lives.
Continuing Payments:  100% of the payment to continue after the first death.
Death Benefit - Payment to the Beneficiary:  When both annuitants die we will pay a lump-sum payment equal to the amount applied to the income phase payment option (less any applicable premium tax) and less the total amount of income payments paid.

Nonlifetime Income Phase Payment Option
Nonlifetime - Guaranteed Payments
Length of Payments:  You may select payments for five to 30 years (15 to 30 years if you elected the premium bonus option). In certain cases a lump-sum payment may be requested at any time (see below).
Death Benefit - Payment to the Beneficiary:  If the annuitant dies before we make all the guaranteed payments, we will continue to pay the beneficiary the remaining payments, unless the beneficiary elects to receive a lump-sum payment equal to the present value of the remaining guaranteed payments. We will not impose any early withdrawal charge.

Lump-Sum Payment:  If the “Nonlifetime - Guaranteed Payments” option is elected with variable payments, you may request at any time that all or a portion of the present value of the remaining payments be paid in one lump sum. Any such lump-sum payments will be treated as a withdrawal during the accumulation phase and we will charge any applicable early withdrawal charge. See “FEES – Transaction Fees ‒ Early Withdrawal Charge.” Lump-sum payments will be sent within seven calendar days after we receive the request for payment in good order at Customer Service.

Calculation of Lump-Sum Payments:  If a lump-sum payment is available under the income phase payment options above, the rate used to calculate the present value of the remaining guaranteed payments is the same rate we used to calculate the income phase payments (i.e., the actual fixed rate used for fixed payments or the 3.5% or 5% assumed net investment rate used for variable payments).

VARIATIONS FOR NEW YORK CONTRACTS

Some of the fees, features and benefits of the contract are different if it is issued in the State of New York. This section identifies the different features and benefits and replaces the portions of this prospectus that contain the differences with information that relates specifically to New York contacts. This section should be read in conjunction with the rest of this prospectus. The fees that apply to New York contracts are described in the “FEE TABLE”, p.8, and “FEES”, p.28, sections of this prospectus.
Contract Overview – Contract Facts. The following information about New York contracts replaces the “Option Packages” subsection in the “OVERVIEW OF THE CONTRACT”, p.6, section of this prospectus:

Option Packages. There are three option packages available under the contract. You select an option package at the time of application. Each option package is distinct. The differences are summarized as follows:

	Option Package I	Option Package II	Option Package III
Additional Charge?	No (least expensive option)	Yes	Yes (most expensive option)
Death Benefit (Upon Death of Annuitant)	The greater of: • The sum of all purchase payments, adjusted for amounts withdrawn or applied to an income phase payment option as of the claim date; or • The account value on the claim date.
The greatest of:
• The sum of all purchase payments, adjusted for amounts withdrawn or applied to an income phase payment option as of the claim date; or
• The account value on the claim date; or
• The “step-up value” on the claim date.

The greatest of:
• The sum of all purchase payments, adjusted for amounts withdrawn or applied to an income phase payment option as of the claim date; or
• The account value on the claim date; or
• The “step-up value” on the claim date.

Free Withdrawals ‒ Waiver of Early Withdrawal Charge	10% of your account value each account year, non-cumulative.	10% of your account value each account year, non-cumulative.	10% of your account value each account year, non-cumulative.
Nursing Home Waiver ‒ Waiver of Early Withdrawal Charge	Not Available	Not Available	Not Available

Please note that certain benefits under Option Packages II and III are not available under contracts issued in New York compared to contracts issued in other states. Option Packages II and III for New York contracts are identical, and the only difference between Option Packages I and II for New York contracts is that Option Package II contains the “step-up value” death benefit. Therefore, contract holders of contracts issued in New York should seriously consider whether Option Package II is suitable for their circumstances. Option Package III is not suitable to owners of New York contracts.

Premium Bonus Option - Forfeiture. The following information about New York contracts replaces the “Forfeiture” subsection in the “PREMIUM BONUS OPTION” section of this prospectus:

Forfeiture. In each of the following circumstances all or part of a premium bonus credited to your account will be forfeited:
•	If you exercise your free look privilege and cancel your contract. See “RIGHT TO CANCEL.”
•
If a death benefit is payable based on account value or step-up value, but only the amount of any premium bonus credited to the account after or within 12 months of the date of death. See “DEATH BENEFIT.”

•	If all or part of a purchase payment for which a premium bonus was credited is withdrawn during the first seven account years. The amount of the premium bonus forfeited will be calculated by:
>	Determining the amount of the premium bonus that is subject to forfeiture according to the following table:

Completed Account Years at the Time of the Withdrawal	Amount of Premium Bonus Subject to Forfeiture
Less than 1 1 or more but less than 2 2 or more but less than 3 3 or more but less than 4 4 or more but less than 5 5 or more but less than 6 6 or more but less than 7 7 or more	100% 100% 100% 100% 100% 75% 50% 0%

>
And multiplying that amount by the same percentage as the amount withdrawn subject to the early withdrawal charge is to the total of all purchase payments made to the account during the first account year.

The following hypothetical example illustrates how the forfeiture of premium bonus is calculated when you withdraw all or part of a purchase payment for which a premium bonus was credited during the first seven account years.

Date	Purchase Payment	Premium Bonus	Account Value	Withdrawal Amount	Explanation
May 2, 2008	$100,000	$4,000	$104,000	—	You make a $100,000 initial purchase payment and we credit your account with a 4% ($4,000) premium bonus. Your beginning account value equals $104,000.
May 2, 2011	—	—	$120,000	$30,000
Assume that your account value grows to $120,000 over the next three years and you request a $30,000 withdrawal. $18,000 of that $30,000 will be subject to an early withdrawal charge ($30,000 minus $12,000 (the 10% free withdrawal amount, see “FEES – Transaction Fees – Free Withdrawals”)) and you would pay a $720 early withdrawal charge (4% of $18,000). Additionally, 100% of the premium bonus is subject to forfeiture according to the table above, and because $18,000 is 18% of the $100,000 purchase payment made in the first account year, 18% of your $4,000 premium bonus, or $720, would be forfeited.*

Death Benefit – Death Benefit Amount. The following information about New York contracts replaces the “DEATH BENEFIT” section of this prospectus:

Death Benefit Amount. The death benefit depends upon the option package in effect on the date the annuitant dies:

	Option Package I	Option Package II	Option Package III
Death Benefit on Death of the Annuitant:	The greater of: • The sum of all purchase payments, adjusted for amounts withdrawn or applied to an income phase payment option as of the claim date; or • The account value* on the claim date.*
The greatest of:
• The sum of all purchase payments, adjusted for amounts withdrawn or applied to an income phase payment option as of the claim date; or
• The account value* on the claim date; or
• The “step-up value”* (as described below) on the claim date.**

The greatest of:
• The sum of all purchase payments, adjusted for amounts withdrawn or applied to an income phase payment option as of the claim date; or
• The account value* on the claim date; or
• The “step-up value”* (as described below) on the claim date.**

Step-up Value. On the schedule effective date, the step-up value is equal to the greater of:
•	The account value; or
•
The step-up value, if any, calculated on the account anniversary prior to the schedule effective date, adjusted for purchase payments made and amounts withdrawn or applied to an income phase payment option during the prior account year.

Thereafter, once each year on the anniversary of the schedule effective date until the anniversary immediately preceding the annuitant’s 85th birthday or death, whichever is earlier, the step-up value is equal to the greater of:
•	The step-up value most recently calculated, adjusted for purchase payments made and amounts withdrawn or applied to an income phase payment option during the prior account year; or
•	The account value on that anniversary of the schedule effective date.

On each anniversary of the schedule effective date after the annuitant’s 85th birthday, the step-up value shall be equal to the step-up value on the anniversary immediately preceding the annuitant’s 85th birthday, adjusted for purchase payments made and amounts withdrawn or applied to an income phase payment option since that anniversary.

On the claim date, the step-up value shall equal the step-up value on the anniversary of the schedule effective date immediately preceding the annuitant’s death, adjusted for purchase payments made and amounts withdrawn or applied to an income phase payment option since that anniversary.

For purposes of calculating the death benefit, the step-up value will be reduced by the amount of any premium bonus credited to your account after or within 12 months of the date of death. See “PREMIUM BONUS OPTION - Forfeiture” above.

FEDERAL TAX CONSIDERATIONS

Introduction

This section discusses our understanding of current federal income tax laws affecting the contract. Federal income tax treatment of the contract is complex and sometimes uncertain. You should keep the following in mind when reading this section:
•	Your tax position (or the tax position of the beneficiary, as applicable) determines federal taxation of amounts held or paid out under the contract;
•	Tax laws change. It is possible that a change in the future could affect contracts issued in the past, including the contract described in this prospectus;
•
This section addresses some, but not all, applicable federal income tax rules and generally does not discuss federal estate and gift tax implications, state and local taxes, or any other tax provisions;We do not make any guarantee about the tax treatment of the contract or transactions involving the contract; and

•	No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of those set forth below.

We do not intend this information to be tax advice. No attempt is made to provide more than a general summary of information about the use of the contract with non-tax-qualified and tax-qualified retirement arrangements, and the Tax Code may contain other restrictions and conditions that are not included in this summary. You should consult with a tax and/or legal adviser for advice about the effect of federal income tax laws, state tax laws or any other tax laws affecting the contract or any transactions involving the contract.

Types of Contracts: Nonqualified or Qualified

The contract described in this prospectus may be purchased on a non-tax-qualified basis (nonqualified contracts) or on a tax-qualified basis (qualified contracts).

Nonqualified Contracts. Nonqualified contracts do not receive the same tax benefits as are afforded to contracts funding qualified plans. You may not deduct the amount of your premiums payments to a nonqualified contract. Rather, nonqualified contracts are purchased with after-tax contributions to save money, generally for retirement, with the right to receive annuity payments for either a specified period of time or over a lifetime.

Qualified Contracts. Qualified contracts are designed for use by individuals and/or employers whose purchase payments are comprised solely of proceeds from and/or contributions to retirement plans or programs that are intended to qualify as plans or programs entitled to special favorable income tax treatment under Sections 401, 408 or 408A of the Tax Code.

Roth Accounts. Tax Code Section 402A allows employees of employers offering 401(k) plans to contribute after-tax salary contributions to a Roth 401(k) account. Roth accounts provide for tax-free distributions, subject to certain conditions and restrictions. If permitted by us and under the plan for which the contract is issued, we will set up one or more accounts for you under the contract for Roth after-tax contributions and the portion of any transfer or rollover attributable to such amounts.

Taxation of Nonqualified Contracts

Taxation of Gains Prior to Distribution or Annuity Starting Date

General. Tax Code Section 72 governs the federal income taxation of annuities in general. We believe that if you are a natural person (in other words, an individual) you will generally not be taxed on increases in the value of a nonqualified contract until a distribution occurs or until annuity payments begin. This assumes that the contract will qualify as an annuity contract for federal income tax purposes. For these purposes, the agreement to collaterally assign or pledge any portion of the contract value will be treated as a distribution. In order to be eligible to receive deferral of taxation, the following requirements must be satisfied:
•
Diversification. Tax Code Section 817(h) requires that in a nonqualified contract the investments of the funds be “adequately diversified” in accordance with Treasury Regulations in order for the contract to qualify as an annuity contract under federal tax law. The separate account, through the funds, intends to comply with the diversification requirements prescribed by Tax Code Section 817(h) and by Treasury Regulations Sec. 1.817-5, which affects how the funds’ assets may be invested. If it is determined, however, that your contract does not satisfy the applicable diversification requirements because a subaccount’s corresponding fund fails to be adequately diversified for whatever reason, we will take appropriate steps to bring your contract into compliance with such requirements, and we reserve the right to modify your contract as necessary to do so;

•
Investor Control. Although earnings under nonqualified annuity contracts are generally not taxed until withdrawn, the IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of investment control over the assets. In these circumstances, income and gains from the separate account assets would be currently includible in the variable contract owner’s gross income. Future guidance regarding the extent to which owners could direct their investments among subaccounts without being treated as owners of the underlying assets of the separate account may adversely affect the tax treatment of existing contracts. The Company therefore reserves the right to modify the contract as necessary to attempt to prevent the contract owner from being considered the federal tax owner of a proportional share of the assets of the separate account;

•
Required Distributions. In order to be treated as an annuity contract for federal income tax purposes, the Tax Code requires a nonqualified contract to contain certain provisions specifying how your interest in the contract will be distributed in the event of your death. The nonqualified contracts contain provisions that are intended to comply with these Tax Code requirements, although no regulations interpreting these requirements have yet been issued. When such requirements are clarified by regulation or otherwise, we intend to review such distribution provisions and modify them if necessary to assure that they comply with the applicable requirements;

•
Non-Natural Holders of a Nonqualified Contract. If the owner of the contract is not a natural person (in other words, is not an individual), a nonqualified contract generally is not treated as an annuity for federal income tax purposes and the income on the contract for the taxable year is currently taxable as ordinary income. Income on the contract is any increase over the year in the excess of the contract value over the “investment in the contract” (generally, the purchase payments or other consideration you paid for the contract less any nontaxable withdrawals) during the taxable year. There are some exceptions to this rule and a non-natural person should consult with a tax and/or legal adviser before to purchasing the contract. When the contract owner is not a natural person, a change in the annuitant is treated as the death of the contract owner for purposes of the required distribution rules described above; and

•
Delayed Annuity Starting Date. If the contract’s annuity starting date occurs (or is scheduled to occur) at a time when the annuitant has reached an advanced age (e.g., after age 95), it is possible that the contract would not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the contract could be currently includible in your income.

Taxation of Distributions

General. When a withdrawal from a nonqualified contract occurs before the contract’s annuity starting date, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the contract value (unreduced by the amount of any surrender charge) immediately before the distribution over the contract owner’s investment in the contract at that time. A market value adjustment, if applicable, could increase the contract value. Investment in the contract is generally equal to the amount of all purchase payments to the contract, plus amounts previously included in your gross income as the result of certain loans, collateral assignments or gifts, less the aggregate amount of non-taxable distributions previously made.

In the case of a surrender under a nonqualified contract, the amount received generally will be taxable only to the extent it exceeds the contract owner’s investment in the contract (cost basis).

10% Penalty Tax. A distribution from a nonqualified contract may be subject to a penalty tax equal to 10% of the amount treated as income. In general, however, there is no penalty tax on distributions:
•	Made on or after the taxpayer reaches age 59½;
•	Made on or after the death of a contract owner (the annuitant if the contract owner is a non-natural person);
•	Attributable to the taxpayer’s becoming disabled as defined in the Tax Code;
•
Made as part of a series of substantially equal periodic payments (at least annually) over your life or life expectancy or the joint lives or joint life expectancies of you and your designated beneficiary; or

•	The distribution is allocable to investment in the contract before August 14, 1982.

* For purposes of calculating the death benefit, the account value, step-up value and roll-up value will be reduced by the amount of any premium bonus credited to your account after or within 12 months of the date of death. See “PREMIUM BONUS OPTION – Forfeiture.”
** See the “VARIATIONS FOR NEW YORK CONTRACTS” section of this prospectus for details about the Option Package III death benefit for contracts issued in New York.
* This example assumes that either Option Package I or II has been in effect since you purchased the contract. If Option Package III has been in effect since inception, none of the withdrawal would be subject to an early withdrawal charge because the 30% cumulative free withdrawal amount ($36,000) would be greater than the amount of the withdrawal. See “FEES – Transaction Fees – Free Withdrawals.” Therefore, the withdrawal would not result in forfeiture of any of the premium bonus.
* For purposes of calculating the death benefit, the account value and step-up value will be reduced by the amount of any premium bonus credited to your account after or within 12 months of the date of death. See “PREMIUM BONUS OPTION - Forfeiture.
** Option Packages II and III for New York contracts are identical, and the only difference between Option Packages I and II for New York contracts is that Option Package II contains the “step-up value” death benefit. Therefore, contract holders of contracts issued in New York should seriously consider whether Option Package II is suitable for their circumstances. Option Package III is not suitable to owners of New York contracts.
The 10% penalty tax does not apply to distributions from an immediate annuity as defined in the Tax Code. Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. A tax and/or legal adviser should be consulted with regard to exceptions from the penalty tax.

Tax-Free Exchanges. Section 1035 of the Tax Code permits the exchange of a life insurance, endowment or annuity contract for an annuity contract on a tax-free basis. In such instance, the “investment in the contract” in the old contract will generally carry over to the new contract. You should consult with your tax and/or legal adviser regarding procedures for making Section 1035 exchanges.

If your contract is purchased through a tax-free exchange of an annuity contract that was purchased prior to August 14, 1982, then any distributions other than annuity payments will be treated, for tax purposes, as coming:
•	First, from any remaining “investment in the contract” made prior to August 14, 1982 and exchanged into the contract;
•	Next, from any “income on the contract” attributable to the investment made prior to August 14, 1982;
•	Then, from any remaining “income on the contract”; and
•	Lastly, from any remaining “investment in the contract.”

In certain instances, the partial exchange of a portion of one annuity contract for another contract is a tax-free exchange. Pursuant to IRS guidance, receipt of withdrawals or surrenders from either the original contract or the new contract during the 180-day period beginning on the date of the partial exchange may retroactively negate the partial exchange. If the partial exchange is retroactively negated, the partial withdrawal or surrender of the original contract may be treated as a withdrawal, taxable as ordinary income to the extent of gain in the original contract and, if the partial exchange occurred prior to the contract owner reaching age 59½, may be subject to an additional 10% penalty tax. We are not responsible for the manner in which any other insurance company, for tax reporting purposes, or the IRS, with respect to the ultimate tax treatment, reports or recognizes a partial exchange. We strongly advise you to discuss any proposed 1035 exchange or subsequent distribution within 180 days of a partial exchange with your tax and/or legal adviser prior to proceeding with the transaction.

Taxation of Annuity Payments. Although tax consequences may vary depending on the payment option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the contract has been fully recovered, however, the full amount of each subsequent annuity payment is subject to tax as ordinary income.

Annuity contracts that are partially annuitized are treated as separate contracts with their own annuity starting date and exclusion ratio. Specifically, an exclusion ratio will be applied to any amount received as an annuity under a portion of the annuity contract, provided that annuity payments are made for a period of ten years or more or for life. Please consult your tax and/or legal adviser before electing a partial annuitization.

Death Benefits. Amounts may be distributed from a contract because of your death or the death of the annuitant.

Different distribution requirements apply if your death occurs:
•	After you begin receiving annuity payments under the contract; or
•	Before you begin receiving such distributions.

If your death occurs after you begin receiving annuity payments, distributions must be made at least as rapidly as under the method in effect at the time of your death.

If your death occurs before you begin receiving annuity payments, your entire balance must be distributed within five years after the date of your death. For example, if you died on September 1, 2021, your entire balance must be distributed by August 31, 2026. However, if distributions begin within one year of your death, then payments may be made over one of the following timeframes:
•	Over the life of the designated beneficiary; or
•	Over a period not extending beyond the life expectancy of the designated beneficiary.

If the designated beneficiary is your spouse, the contract may be continued with the surviving spouse as the new contract owner. If the contract owner is a non-natural person and the primary annuitant dies or is changed, the same rules apply as outlined above for the death of a contract owner.

Generally, amounts distributed from a contract because of your death or the death of the annuitant prior to the time annuity payments begin are includible in the income of the recipient as follows:
•	If distributed in a lump sum, they are taxed in the same manner as a surrender of the contract; or
•	If distributed under a payment option, they are taxed in the same way as annuity payments.

Special rules may apply to amounts distributed after a beneficiary has elected to maintain the contract value and receive payments.

If the death occurs after annuity payments begin, a guaranteed period exists under the annuity option selected, and the annuitant dies before the end of that period, payments made for the remainder of that period are includible in income as follows:
•	If distributed in a lump sum, they are included in income to the extent that they exceed the unrecovered investment in the contract at that time; or
•
If distributed in accordance with the existing annuity option selected, they are fully excluded from income until the remaining investment in the contract is deemed to be recovered, and all payments thereafter are fully includible in income.

Some contracts offer a death benefit that may exceed the greater of the purchase payments and the contract value. Certain charges are imposed with respect to these death benefits. It is possible that these charges (or some portion thereof) could be treated for federal tax purposes as a distribution from the contract.

Collateral Assignments, Pledges, Gratuitous Transfers and Other Issues. A pledge or collateral assignment (or agreement to pledge or collaterally assign) any portion of the contract value of a nonqualified contract is treated as a distribution of such amount or portion. If the entire contract value is pledged or collaterally assigned, subsequent increases in the contract value are also treated as distributions for as long as the pledge or collateral assignment remains in place. The investment in the contract is increased by the amount includible in income with respect to such pledge or collateral assignment, though it is not affected by any other aspect of the pledge or collateral assignment (including its release).

If an owner transfers a non-qualified contract without adequate consideration (a gratuitous transfer) to a person other than the owner’s spouse (or to a former spouse incident to a divorce), the owner must include in income the difference between the “cash surrender value” and the investment in the contract at the time of the transfer. In such case, the transferee’s investment in the contract will be increased to reflect the amount that is included in the transferor’s income. The exceptions for transfers to an owner’s spouse or former spouse are limited to individuals who are treated as spouses under federal law.

The designation of an annuitant or payee other than an owner may result in certain tax consequences to you that are generally not discussed herein.

Anyone contemplating any pledges, collateral assignments, gratuitous transfers, or other designations, should consult a tax and/or legal adviser regarding the potential tax effects of such a transaction.

Multiple Contracts. Tax laws require that all nonqualified deferred annuity contracts that are issued by a company or its affiliates to the same contract owner during any calendar year be treated as one annuity contract for purposes of determining the amount includible in gross income under Tax Code Section 72(e). In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Tax Code Section 72(e) through the serial purchase of annuity contracts or otherwise.

Net Investment Income Tax. A net investment income tax of 3.8% will apply to some types of investment income. This tax will apply to all taxable distributions from nonqualified contracts. This tax only applies to taxpayers with “modified adjusted gross income” above $250,000 in the case of married couples filing jointly or a qualifying widow(er) with dependent child, $125,000 in the case of married couples filing separately, and $200,000 for all others.

Withholding. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless the distributee notifies us at or before the time of the distribution that he or she elects not to have any amounts withheld. Withholding is mandatory, however, if the distributee fails to provide a valid taxpayer identification number, if we are notified by the IRS that the taxpayer identification number we have on file is incorrect, or if payment is made outside of the U.S. The withholding rates applicable to the taxable portion of periodic annuity payments are the same as the withholding rates generally applicable to payments of wages. In addition, a 10% withholding rate applies to the taxable portion of any non-periodic payments. Regardless of whether you elect to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment.

Certain states have indicated that state income tax withholding will also apply to payments from the contracts made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding. In some states, you may elect out of state withholding, even if federal withholding applies. If you need more information concerning a particular state or any required forms, please contact Customer Service.

If the payee is a non-resident alien, then U.S. federal withholding on taxable distributions will generally be at a 30% rate, unless a lower tax treaty rate applies. We may require additional documentation prior to processing any requested transaction.

If the payee of a distribution from the contract is a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Tax Code as amended by the Foreign Account Tax Compliance Act (“FATCA”), the distribution could be subject to U.S. federal withholding tax on the taxable amount of the distribution at a 30% rate irrespective of the status of any beneficial owner of the contract or the distribution. The rules relating to FATCA are complex, and a tax adviser should be consulted if an FFI or NFFE is or may be designated as a payee with respect to the contract.

Taxation of Qualified Contracts

Eligible Retirement Plans and Programs

The contracts may have been purchased with the following retirement plans and programs to accumulate retirement savings:
•
Sections 401(a), 401(k), Roth 401(k) and 403(a) Plans. Prior to May 1, 1998, the contracts were available as tax-deferred annuities as described under Section 401(a) of the Tax Code. Sections 401(a), 401(k), and 403(a) of the Tax Code permit certain employers to establish various types of retirement plans for employees and permit self-employed individuals to establish these plans for themselves and their employees. The Tax Code also allows employees of certain private employers to contribute after-tax salary contributions to a Roth 401(k) account which provides for tax-free distributions, subject to certain restrictions;

•
Individual Retirement Annuities (“IRA”) and Roth IRA. Section 408 of the Tax Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (“IRA”). Certain employers may establish Simplified Employee Pension (“SEP”) plans to provide IRA contributions on behalf of their employees. Section 408A of the Tax Code permits certain eligible individuals to contribute to a Roth IRA, which provides for tax-free distributions, subject to certain restrictions. Sales of the contract for use with IRAs or Roth IRAs may be subject to special requirements of the IRS.

The Company may offer or have offered the contract for use with certain other types of qualified plans. Please see your contract and consult with your tax adviser if you have questions about other types of plan arrangements not discussed herein.

Special Considerations for IRAs. IRAs are subject to limits on the amounts that can be contributed, the deductible amount of the contribution, the persons who may be eligible, and the time when distributions commence. Contributions to IRAs must be made in cash or as a rollover or a transfer from another eligible plan. Also, distributions from IRAs, individual retirement accounts, and other types of retirement plans may be “rolled over” on a tax-deferred basis into an IRA. You may roll over a distribution from an IRA to an IRA only once in any 12-month period. You will not be able to roll over any portion of an IRA distribution if you rolled over any other IRA distribution during the preceding one-year period. This limit applies by aggregating all of your IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of this limit. Please note that this one-rollover-per-year rule does not apply to: (1) the conversion of a traditional IRA to a Roth IRA, (2) a rollover to or from a qualified plan, or (3) a trustee-to-trustee transfer between IRAs. Please consult your own tax and/or legal adviser if you have additional questions about these rules.

Early distributions from SIMPLE IRAs made within two years of beginning participation in the SIMPLE IRA are subject to a 25% early distribution tax.

Special Considerations for Roth IRAs. Contributions to a Roth IRA are subject to limits on the amount of contributions and the persons who may be eligible to contribute. Roth IRA contributions are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA, IRA, or eligible plan. Individuals may convert an IRA or SEP to a Roth IRA. Such rollovers and conversions are subject to tax, and other special rules may apply. A conversion of a traditional IRA to a Roth IRA, and a rollover from any other eligible retirement plan to a Roth IRA, made after December 31, 2017, cannot be recharacterized as having been made to a traditional IRA.

You will not be able to roll over any portion of a Roth IRA distribution if you rolled over any other IRA distribution during the preceding one-year period. This limit applies by aggregating all of your IRAs, including SEP and SIMPLE IRAs as well as traditional and Roth IRAs, effectively treating them as one IRA for purposes of this limit. Please note that this one-rollover-per-year rule does not apply to:  (1) the conversion of a traditional IRA to a Roth IRA, (2) a rollover to or from a qualified plan, or (3) a trustee-to-trustee transfer between Roth IRAs. Please consult your own tax and/or legal adviser if you have additional questions about these rules.

A 10% penalty tax may apply to amounts attributable to a conversion to a Roth IRA if the amounts are distributed during the five taxable years beginning with the year in which the conversion was made.

Taxation

The tax rules applicable to qualified contracts vary according to the type of qualified contract, the specific terms and conditions of the qualified contract and the terms, and conditions of the qualified plan or program. The ultimate effect of federal income taxes on the amounts held under a qualified contract, or on income phase (i.e., annuity) payments from a qualified contract, depends on the type of qualified contract or program and as well as your particular facts and circumstances. Special favorable tax treatment may be available for certain types of contributions and distributions. In addition, certain requirements must be satisfied in purchasing a qualified contract with proceeds from a tax-qualified plan or program in order to continue receiving favorable tax treatment.

Adverse tax consequences may result from:
•	Contributions in excess of specified limits;
•	Distributions before age 59½ (subject to certain exceptions);
•	Distributions that do not conform to specified commencement and minimum distribution rules; and
•	Other specified circumstances.

Some qualified plans and programs are subject to additional distribution or other requirements that are not incorporated into the contract described in this prospectus. No attempt is made to provide more than general information about the use of the contract with qualified plans and programs. Contract owners, sponsoring employers, annuitants, and beneficiaries are cautioned that the rights of any person to any benefit under these qualified plans and programs may be subject to the terms and conditions of the plan or program, regardless of the terms and conditions of the contract. The Company is not bound by the terms and conditions of such plans and programs to the extent such terms contradict the language of the contract, unless we consent in writing.

Contract owners, sponsoring employers, annuitants and beneficiaries generally are responsible for determining that contributions, distributions and other transactions with respect to the contract comply with applicable law. Therefore, you should seek tax and/or legal advice regarding the suitability of a contract for your particular situation. The following discussion assumes that qualified contracts are purchased with proceeds from and/or contributions under retirement plans or programs that qualify for the intended special federal tax treatment.

Tax Deferral. Under federal tax laws, earnings on amounts held in annuity contracts are generally not taxed until they are withdrawn. However, in the case of a qualified plan (as described in this prospectus), an annuity contract is not necessary to obtain this favorable tax treatment and does not provide any tax benefits beyond the deferral already available to the qualified plan itself. Annuities do provide other features and benefits (such as the guaranteed death benefit or the option of lifetime income phase options at established rates) that may be valuable to you. You should discuss your alternatives with a qualified financial representative taking into account the additional fees and expenses you may incur in an annuity.

Contributions

In order to be excludable from gross income for federal income tax purposes, total annual contributions to certain qualified plans and programs are limited by the Tax Code. We provide general information on these requirements for certain plans and programs below. You should consult with a tax and/or legal adviser in connection with contributions to a qualified contract.

Repeal of Maximum Age for Contributions to a Traditional IRA. The Setting Every Community Up for Retirement Enhancement Act of 2019 (the “SECURE Act”) eliminated the maximum age after which contributions to a traditional IRA were not allowed. Consequently, individuals who have attained age 70½ will no longer be prohibited from making non-rollover contributions to traditional IRAs.
Section 401(a), 401(k). Roth 401(k) and 403(a) Plans. The total annual contributions (including pre-tax and Roth 401(k) after-tax contributions) by you and your employer cannot exceed, generally, the lesser of 100% of your compensation or $70,000 (as indexed for 2025). Compensation means your compensation for the year from the employer sponsoring the plan and includes any elective deferrals under Tax Code Section 402(g) and any amounts not includible in gross income under Tax Code Sections 125 or 457.

This limit applies to your contributions as well as to any contributions made by your employer on your behalf. An additional requirement limits your salary reduction contributions to a 401(k) or Roth 401(k) plan to generally no more than $23,500 (2025). Contribution limits are subject to annual adjustments for cost-of-living increases. Your own limit may be higher or lower, depending upon certain conditions.

With the exception of the Roth 401(k) contributions, purchase payments to your account(s) will generally be excluded from your gross income. Roth 401(k) salary reduction contributions are made on an after-tax basis.

Catch-up Contributions. Notwithstanding the contribution limits noted above, if permitted by the plan, a participant in a 401(k) or Roth 401(k) plan who is at least age 50 by the end of the participant’s taxable year may contribute an additional amount (“Age 50 Catch-ups”) not to exceed the lesser of:
•	$7,500; or
•	The participant’s compensation for the year reduced by any other elective deferrals of the participant for the year.

Traditional and Roth IRAs. You are eligible to contribute to a traditional IRA if you have compensation includible in income for the taxable year. For 2025, the contribution to your traditional IRA cannot exceed the lesser of $7,000 or your taxable compensation. If you are age 50 or older, you can make an additional catch-up contribution of $1,000. Contributions to a traditional IRA may be deductible depending on your modified adjusted gross income (“MAGI”), tax filing status, and whether you or your spouse are an active participant in a retirement plan.

You may be eligible to contribute to a Roth IRA if you have compensation includible in income for the year. For 2025, the contribution to a Roth IRA cannot exceed the lesser of $7,000 or your taxable compensation. If you are age 50 or older, you can make an additional catch-up contribution of $1,000. The amount you can contribute to a Roth IRA is reduced by the amount of any contributions you make to an individual retirement plan for your benefit (not including SEPs or SIMPLE IRAs). Your ability to contribute to a Roth IRA may be further limited by your MAGI and tax filing status. Contributions to a Roth IRA are not deductible.

Distributions - General

Certain tax rules apply to distributions from the contract. A distribution is any amount taken from a contract including withdrawals, income phase (i.e., annuity) payments, and death benefit proceeds. If a portion of a distribution is taxable, the distribution will be reported to the IRS.

Section 401(a), 401(k) and 403(a) Plans. Distributions from these plans are generally taxed as received unless one of the following is true:
•
The distribution is an eligible rollover distribution and is directly transferred or rolled over within 60 days to another plan eligible to receive rollovers or to a traditional IRA in accordance with the Tax Code;

•
You made after-tax contributions to the plan. In this case, depending upon the type of distribution, the amount will be taxed on all or part of the earnings on the contributions according to the rules detailed in the Tax Code; or

•	The distribution is a qualified health insurance premium of a retired public safety officer as defined in the Pension Protection Act of 2006.

A distribution is an eligible rollover distribution unless it is:
•
Part of a series of substantially equal periodic payments (at least one per year) made over the life (or life expectancy) of the participant or the joint lives (or joint life expectancies) of the participant and his designated beneficiary or for a specified period of ten years or more;

•	A required minimum distribution under Tax Code Section 401(a)(9);
•	A hardship withdrawal; or
•	Otherwise not recognized under applicable regulations as eligible for rollover.

IRAs. All distributions from an IRA are taxed as received unless either one of the following is true:
•	The distribution is directly transferred to another IRA or to a plan eligible to receive rollovers as permitted under the Tax Code; or
•	You made after-tax contributions to the IRA. In this case, the distribution will be taxed according to rules detailed in the Tax Code.

10% Additional Tax. The Tax Code imposes a 10% additional tax on the taxable portion of any distribution from a contract used with a 401(a), 401(k) or 403(a) plan (collectively, qualified plans). The Tax Code imposes a 10% additional tax on the taxable portion of any distribution from a traditional or Roth IRA.

Exceptions to the 10% additional tax may apply if:
•	You have attained age 59½;
•	You have become disabled, as defined in the Tax Code;
•	You have died and the distribution is to your beneficiary;
•	The distribution amount is rolled over tax free into another eligible retirement plan or to a traditional or Roth IRA in accordance with the terms of the Tax Code;
•	The distribution is paid directly to the government in accordance with an IRS levy;
•	The distribution is a qualified reservist distribution as defined under the Tax Code;
•	The distribution is a qualified birth or adoption distribution;
•	The distribution is eligible for penalty relief extended to victims of certain natural disasters;
•	You have unreimbursed medical expenses that are deductible (without regard to whether you itemized deductions);
•
The distribution amount is made in substantially equal periodic payments (at least annually) over your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary;

•	The distributions are not more than the cost of your medical insurance due to a period of unemployment (subject to certain conditions);
•	The distributions are not more than your qualified higher education expenses; or
•	You use the distribution to buy, build or rebuild a first home.

The Tax Code may provide other exceptions or impose other penalties in other circumstances.

Qualified Distributions ‒ Roth 401(k) and Roth IRAs. A partial or full distribution of purchase payments to a Roth 401(k) or Roth IRA account and earnings credited on those purchase payments will be excludable from income if it is a qualified distribution. A “qualified distribution” from a Roth 401(k) or Roth IRA account is defined as a distribution that meets the following two requirements:
•	The distribution occurs after the five-year taxable period measured from the earlier of:
>
The first taxable year you, as applicable, made a contribution to a Roth IRA or a designated Roth contribution to any designated Roth account established for you under the same applicable retirement plan as defined in Tax Code Section 402A;

>
If a rollover contribution was made from a designated Roth account previously established for you under another applicable retirement plan, the first taxable year for which you made a designated Roth contribution to such previously established account; or

>	The first taxable year in which you made an in-plan Roth rollover of non-Roth amounts under the same plan; AND
•	The distribution occurs after you attain age 59½, die with payment being made to your beneficiary or estate, or become disabled as defined in the Tax Code.

A distribution from a Roth account that is not a qualified distribution is includible in gross income under the Tax Code in proportion to your investment in the contract (basis) and earnings on the contract.

Distributions ‒ Eligibility

Distributions from qualified plans (as described in this prospectus) generally may occur only upon the occurrence of certain events. The terms of your plan will govern when you are eligible to take a distribution from the plan. The following describes circumstance when you may be able to take a distribution from certain more common types of plans.

401(a) Pension Plans. Subject to the terms of your 401(a) pension plan, distributions generally may occur upon:
•	Retirement;
•	Death;
•	Disability;
•	Severance from employment;
•	Attainment of normal retirement age;
•	Attainment of age 59½; or
•	Termination of the plan.

Such distributions remain subject to other applicable restrictions under the Tax Code.

401(k) and Roth 401(k) Plans. Subject to the terms of your 401(k) plan, distributions from your 401(k) or Roth 401(k) employee account, and possibly all or a portion of your 401(k) or Roth 401(k) employer account, generally may occur only upon:
•	Retirement;
•	Death;
•	Attainment of age 59½;
•	Severance from employment;
•	Disability;
•	The birth or adoption of a child;
•	Financial Hardship (for 2018 and earlier, contributions only, not earnings);
•	Termination of the plan; or
•	Meeting other circumstances as allowed by federal law, regulations or rulings.

Such distributions remain subject to other applicable restrictions under the Tax Code.

Lifetime Required Minimum Distributions (Sections 401(a), 401(k), Roth 401(k), 403(a) and IRAs)

To avoid certain tax penalties, you and any designated beneficiary must also satisfy the required minimum distribution rules set forth in the Tax Code. These rules may dictate the following:
•	The start date for distributions;
•	The time period in which all amounts in your account(s) must be distributed; and
•	Distribution amounts.

Start Date. Generally, you must begin receiving distributions by April 1 of the calendar year following the calendar year in which you attain age 72 (73 if you reach age 72 after December 31, 2022 or age 70½ if born before July 1, 1949) or in the case of an employer-sponsored plan, April 1 of the calendar year following the calendar year in which you retire, whichever occurs later, unless under 401(a) or 401(k) plans, you are a 5% owner, in which case such distributions must begin by April 1 of the calendar year following the calendar year in which you attain age 72 (73 if you reach age 72 after December 31, 2022 or age 70½ if born before July 1, 1949).

Time Period. You must receive distributions from the contract over a period not extending beyond one of the following time periods:
•	Over your life or the joint lives of you and your designated beneficiary; or
•	Over a period not greater than your life expectancy or the joint life expectancies of you and your designated beneficiary.

Distribution Amounts. The amount of each required minimum distribution must be calculated in accordance with Tax Code Section 401(a)(9). Before annuity payments begin, the required minimum distribution amount is generally determined by dividing the entire interest in the account as of December 31 of the preceding year by the applicable distribution period. The entire interest in the account includes the amount of any outstanding rollover, transfer, and recharacterization, if applicable, and the actuarial present value of other benefits provided under the account, such as guaranteed death benefits and any optional living benefit. If annuity payments have begun under an annuity option that satisfies the Tax Code Section 401(a)(9) regulations, such payments will generally be viewed as satisfying your required minimum distribution.

25% Excise Tax. If you fail to receive the required minimum distribution for any tax year, a 25% excise tax is imposed on the required amount that was not distributed. In certain circumstances this excise tax may be waived by the IRS.

Roth IRAs. Required minimum distributions are not applicable to Roth IRAs during your lifetime.

Further information regarding required minimum distributions may be found in your contract.

Required Distributions Upon Death (Sections 401(a), 401(k), Roth 401(k), 403(a), IRAs and Roth IRAs)

Upon your death, any remaining interest in an IRA or qualified retirement plan must be distributed in accordance with federal income tax requirements under Section 401(a)(9) of the Tax Code. The death benefit provisions of your contract will be interpreted to comply with those requirements. The SECURE Act amended the post-death distribution requirements that are generally applicable with respect to deaths occurring after 2019. The post-death distribution requirements under prior law continue to apply in certain circumstances.

Prior Law. Under prior law, if you die prior to the required beginning date, the remaining interest must be distributed (1) within five years after the death (the “5-year rule”); or (2) over the life of the designated beneficiary, or over a period not extending beyond the life expectancy of the designated beneficiary, provided that such distributions commence within one year after death (the “lifetime payout rule”). If you die on or after the required beginning date (including after the date distributions have commenced in the form of an annuity), the remaining interest must be distributed at least as rapidly as under the method of distribution being used as of the date of death (the “at-least-as-rapidly rule”).

The New Law. Under the new law, if you die after 2019, and you have a designated beneficiary, any remaining interest must be distributed within ten years after your death, unless the designated beneficiary is an eligible designated beneficiary (“EDB”) or some other exception applies. A designated beneficiary is any individual designated as a beneficiary by you, the IRA owner or employee. An EDB is any designated beneficiary who is (1) your surviving spouse; (2) your minor child; (3) disabled; (4) chronically ill; or (5) an individual not more than ten years younger than you. An individual’s status as an EDB is determined on the date of your death.

This ten-year post-death distribution period applies regardless of whether you die before your required beginning date or you die on or after that date (including after distributions have commenced in the form of an annuity). However, if the beneficiary is an EDB and the EDB dies before the entire interest is distributed under this ten-year rule, the remaining interest must be distributed within ten years after the EDB’s death (i.e., a new ten-year distribution period begins).

Instead of taking distributions under the new ten-year rule, an EDB can stretch distributions over life, or over a period not extending beyond life expectancy, provided that such distributions commence within one year of your death, subject to certain special rules. In particular, if the EDB dies before the remaining interest is distributed under this stretch rule, the remaining interest must be distributed within ten years after the EDB’s death (regardless of whether the remaining distribution period under the stretch rule was more or less than ten years). In addition, if your minor child is an EDB, the child will cease to be an EDB on the date the child reaches the age of majority, and any remaining interest must be distributed within ten years after that date (regardless of whether the remaining distribution period under the stretch rule was more or less than ten years).

If your beneficiary is not an individual, such as a charity, your estate, or in some cases a trust, any remaining interest after your death generally must be distributed under prior law in accordance with the 5-year rule or the at-least-as-rapidly rule, as applicable (but not the lifetime payout rule). However, if your beneficiary is a trust and all the beneficiaries of the trust are individuals, the new law may apply pursuant to special rules that treat the beneficiaries of the trust as designated beneficiaries, including special rules allowing a beneficiary of a trust who is disabled or chronically ill to stretch the distribution of their interest over their life or life expectancy in some cases. You should consult a professional tax adviser about the federal income tax consequences of your beneficiary designations, particularly if a trust is involved.

More generally, the new law applies if you die after 2019, subject to several exceptions. In particular, if your plan is maintained pursuant to one or more collective bargaining agreements, the new law applies to your interest in that plan if you die after 2021 (unless the collective bargaining agreements terminate earlier).

In addition, the new post-death distribution requirements generally do not apply if the IRA owner or employee died prior to January 1, 2020. However, if the designated beneficiary of the deceased IRA owner or employee dies after January 1, 2020, any remaining interest must be distributed within ten years of the designated beneficiary’s death. Hence, this ten-year rule generally will apply to a contract issued prior to 2020 which continues to be held by a designated beneficiary of an IRA or employee who died prior to 2020.

It is important to note that under prior law, annuity payments that commenced under a method that satisfied the distribution requirements while the IRA owner or employee was alive could continue to be made under that method after the death of the IRA owner or employee. Under the new law, however, if you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than ten years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the new law might need to be accelerated at the end of that period (or otherwise modified after your death if permitted under federal tax law and by us) in order to comply with the new post-death distribution requirements.

Certain transition rules may apply. Please consult your tax adviser.

Start Dates for Spousal Beneficiaries. Under the new law, as under prior law, if your beneficiary is your spouse, your surviving spouse can delay the application of the post-death distribution requirements until after your surviving spouse’s death by transferring the remaining interest tax-free to your surviving spouse’s own IRA, or by treating your IRA as your surviving spouse’s own IRA.

The post-death distribution requirements are complex and unclear in numerous respects. The Internal Revenue Service and U.S. Department of the Treasury have issued very little guidance on the new law. In addition, the manner in which these requirements will apply will depend on your particular facts and circumstances. You should consult a professional tax adviser for tax advice as to your particular situation.

Withholding

Any taxable distributions under the contract are generally subject to withholding. Federal income tax withholding rates vary according to the type of distribution and the recipient’s tax status.

401(a), 401(k), Roth 401(k) and 403(a) Plans. Generally, eligible rollover distributions from these plans are subject to a mandatory 20% federal income tax withholding. However, mandatory withholding will not be required if you elect a direct rollover of the distributions to an eligible retirement plan or in the case of certain other distributions described in the Tax Code.

IRAs and Roth IRAs. Generally, you or, if applicable, a designated beneficiary may elect not to have tax withheld from distributions. Withholding is mandatory, however, if the distributee fails to provide a valid taxpayer identification number, if we are notified by the IRS that the taxpayer identification number we have on file is incorrect, or if the payment is made outside of the U.S. Regardless of whether you elect to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment.

Non-resident Aliens. If you or your designated beneficiary is a non-resident alien, any withholding will be 30% unless you or your designated beneficiary is eligible for a tax treaty based on the individual’s citizenship and the country of domicile.

Assignment and Other Transfers

Section 401(a), 401(k), Roth 401(k) and 403(a) Plans. Your beneficial interest in the contract may not be assigned or transferred to persons other than:
•	A plan participant as a means to provide benefit payments;
•	An alternate payee under a QDRO in accordance with Tax Code Section 414(p);
•	The Company as collateral for a loan; or
•	The enforcement of a federal income tax lien or levy.

IRAs and Roth IRAs. The Tax Code does not allow a transfer or assignment of your rights under these contracts except in limited circumstances. Adverse tax consequences may result if you assign or transfer your interest in the contract to persons other than your spouse incident to a divorce. Anyone contemplating such an assignment or transfer should contact a tax and/or legal adviser regarding the potential tax effects of such a transaction.

Same-Sex Marriages

The contract provides that upon your death a surviving spouse may have certain continuation rights that he or she may elect to exercise for the contract’s death benefit and any joint-life coverage under a living benefit. All contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. U.S. Treasury Department regulations provide that for federal tax purposes, the term “spouse” does not include individuals (whether of the opposite sex or the same sex) who have entered into a registered domestic partnership, civil union, or other similar formal relationship that is not denominated as a marriage under the laws of the state where the relationship was entered into, regardless of domicile. As a result, if a beneficiary of a deceased owner and the owner were parties to such a relationship, the beneficiary will be required by federal tax law to take distributions from the contract in the manner applicable to non-spouse beneficiaries and will not be able to continue the contract. Please consult your tax and/or legal adviser for further information about this subject.

Changes in Taxation

Although the likelihood of changes in tax legislation, regulation, rulings and other interpretation thereof is uncertain, there is always the possibility that the tax treatment of the contracts could change by legislation or other means. It is also possible that any change could be retroactive (that is, effective before the date of the change). You should consult a tax and/or legal adviser with respect to legislative developments and their effect on the contract.

Taxation of Company

We are taxed as a life insurance company under the Tax Code. The separate account is not a separate entity from us. Therefore, it is not taxed separately as a “regulated investment company” but is taxed as part of the Company.

We automatically apply investment income and capital gains attributable to the separate account to increase reserves under the contracts. Because of this, under existing federal tax law we believe that any such income and gains will not be taxed. Because we do not expect that we will incur any federal income tax liability attributable to the separate account we do not intend to make any provision for such taxes. However, changes in the tax laws and/or in their interpretation may result in our being taxed on income or gains attributable to the separate account. In this case we may impose a charge against a separate account (with respect to some or all of the contracts) to set aside provisions to pay such taxes. We may deduct this amount from the separate account, including from your contract value invested in the subaccounts.

In calculating our corporate income tax liability, we may claim certain corporate income tax benefits associated with the investment company assets, including separate account assets, which are treated as Company assets under applicable income tax law. These benefits may reduce our overall corporate income tax liability. Under current law, such benefits include foreign tax credits and corporate dividends received deductions. We do not pass the tax benefits to the holders of the separate account because (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include Company income taxes in the tax charges you pay under the contract. We reserve the right to change these tax practices.

OTHER TOPICS

Order Processing

In certain circumstances, we may need to correct the pricing associated with an order that has been processed. In such circumstances, we may incur a loss or receive a gain depending upon the price of the fund when the order was executed and the price of the fund when the order is corrected. Losses may be covered from our assets and gains that may result from such order correction will be retained by us as additional compensation associated with order processing.

Sending Forms and Written Requests in Good Order

If you are writing to change your beneficiary, request a withdrawal or for any other purpose, contact us or your sales representative to learn what information is required for the request to be in “good order.” We can only act upon requests that are received in good order. Generally, a request is considered to be in “good order” when it is signed, dated and made with such clarity and completeness that we are not required to exercise any discretion in carrying it out.

The Company

Voya Retirement Insurance and Annuity Company (the “Company,” “we,” “us” and “our”) issues the contracts described in this prospectus and is responsible for providing each contract’s insurance and annuity benefits. All guarantees and benefits provided under the contracts that are not related to the separate account are subject to the claims paying ability of the Company and our general account. We are a stock life insurance company organized under the insurance laws of the State of Connecticut in 1976. Prior to January 1, 2002, the Company was known as Aetna Life Insurance and Annuity Company. From January 1, 2002, until August 31, 2014, the Company was known as ING Life Insurance and Annuity Company.

We are an indirect, wholly owned subsidiary of Voya Financial, Inc. (“Voya”), which until April 7, 2014, was known as ING U.S., Inc. In May 2013 the common stock of Voya began trading on the New York Stock Exchange (“NYSE”) under the symbol “VOYA.”

We are engaged in the business of issuing insurance and annuities and providing financial services in the United States. We are authorized to conduct business in all states, the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Our principal executive offices are located at:

One Orange Way, C2N
Windsor, CT 06095-4774

We are obligated to pay all amounts to contract owners under the contracts. Death benefits, income phase payments, premium bonuses, amounts held in and interest credited to the fixed interest options are funded by our general account. These amounts are subject to our claims-paying ability and financial strength.

Variable Annuity Account B

We established Variable Annuity Account B (the “separate account”) under Connecticut law in 1976 as a continuation of the separate account established in 1974 under Arkansas law of Aetna Variable Annuity Life Insurance Company. The separate account was established as a segregated asset account to fund variable annuity contracts. The separate account is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”). It also meets the definition of “separate account” under the federal securities laws.

Although we hold title to the assets of the separate account, such assets are not chargeable with the liabilities of any other business that we conduct. Income, gains or losses, whether or not realized, of the separate account are credited to or charged against the assets of the separate account without regard to other income, gains or losses of the Company. All obligations arising under the contract are obligations of the Company. All guarantees and benefits provided under the contract that are not related to the separate account are subject to the claims paying ability of the Company and our general account.

Contract Distribution

The Company’s subsidiary, Voya Financial Partners, LLC, serves as the principal underwriter (distributor) for the contracts. Voya Financial Partners, LLC, a Delaware limited liability company, is registered as a broker-dealer with the SEC. Voya Financial Partners, LLC is also a member of the FINRA and the Securities Investor Protection Corporation. Voya Financial Partners, LLC’s principal office is located at One Orange Way, Windsor, CT 06095-4774.

This contract is no longer available for new purchasers.

Voya Financial Advisors, Inc. is a distributor affiliated with the Company that has entered into a selling agreement with Voya Financial Partners, LLC for the sale of our variable annuity contracts.

Registered representatives of distributors who solicit sales of the contracts typically receive a portion of the compensation paid to the distributor in the form of commissions or other compensation, depending upon the agreement between the distributor and the registered representative. This compensation, as well as other incentives or payments, is not paid directly by contract owners or the Separate Account. We intend to recoup this compensation and other sales expenses paid to distributors through fees and charges imposed under the contracts.

Commission Payments. Persons who offer and sell the contracts may be paid a commission. The maximum percentage amount that may be paid with respect to a given purchase payment is the first-year percentage which ranges from 0% to a maximum of 7% of the first year of payments to an account. Renewal commissions paid on payments made after the first year and asset-based service fees may also be paid.

We may also pay ongoing annual compensation of up to 1.00% of the commissions paid during the year in connection with certain premium received during that year, if the registered representative attains a certain threshold of sales of Company contracts. Individual registered representatives may receive all or a portion of compensation paid to their distributor, depending upon the firm’s practices. Commissions and annual payments, when combined, could exceed 7% of total purchase payments. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we may also pay or allow other promotional incentives or payments in the form of cash payments or other compensation to distributors, which may require the registered representative to attain a certain threshold of sales of Company products.

We may also enter into special compensation arrangements with certain distributors based on those firms’ aggregate or anticipated sales of the contracts or other criteria. These special compensation arrangements will not be offered to all distributors, and the terms of such arrangements may differ among distributors based on various factors. Any such compensation payable to a distributor will not result in any additional direct charge to you by us.

Some sales personnel may receive various types of non-cash compensation as special sales incentives, including trips, and we may also pay for some sales personnel to attend educational and/or business seminars. Any such compensation will be paid in accordance with SEC and FINRA rules. Management personnel of the Company, and of its affiliated broker-dealers, may receive additional compensation if the overall amount of investments in funds advised by the Company or its affiliates meets certain target levels or increases over time. Compensation for certain management personnel, including sales management personnel, may be enhanced if the overall amount of investments in the contracts and other products issued or advised by the Company or its affiliates increases over time. Certain sales management personnel may also receive compensation that is a specific percentage of the commissions paid to distributors or of purchase payments received under the contracts.

In addition to direct cash compensation for sales of contracts described above, Voya Financial Partners, LLC may also pay distributors additional compensation or reimbursement of expenses for their efforts in selling the contracts to you and other customers. These amounts may include:
•
Marketing/distribution allowances which may be based on the percentages of purchase payments received, the aggregate commissions paid and/or the aggregate assets held in relation to certain types of designated insurance products issued by the Company and/or its affiliates during the year;

•
Loans or advances of commissions in anticipation of future receipt of purchase payments (a form of lending to agents/registered representatives). These loans may have advantageous terms such as reduction or elimination of the interest charged on the loan and/or forgiveness of the principal amount of the loan, which terms may be conditioned on fixed insurance product sales;

•
Education and training allowances to facilitate our attendance at certain educational and training meetings to provide information and training about our products. We also hold training programs from time to time at our expense;

•
Sponsorship payments or reimbursements for broker/dealers to use in sales contests and/or meetings for their agents/registered representatives who sell our products. We do not hold contests based solely on the sales of this product;

•
Certain overrides and other benefits that may include cash compensation based on the amount of earned commissions, agent/representative recruiting or other activities that promote the sale of policies; and

•
Additional cash or noncash compensation and reimbursements permissible under existing law. This may include, but is not limited to, cash incentives, merchandise, trips, occasional entertainment, meals and tickets to sporting events, client appreciation events, business and educational enhancement items, payment for travel expenses (including meals and lodging) to pre-approved training and education seminars, and payment for advertising and sales campaigns.

We may pay commissions, dealer concessions, wholesaling fees, overrides, bonuses, other allowances and benefits and the costs of all other incentives or training programs from our resources, which include the fees and charges imposed under the contracts.

The following is a list of the top 25 distributors that, during 2024, received the most compensation, in the aggregate, from us in connection with the sale of registered variable annuity contracts issued by the Company, ranked by total dollars received:

1. LPL Financial Corporation;
2. Morgan Stanley Smith Barney LLC;
3. Cetera Advisor Networks LLC;
4. Northwestern Mutual Investment Service;
5. Osaic Wealth, Inc.;
6. Ameriprise Financial Services, Inc.;
7. Lincoln Investment Planning Inc;
8. Kestra Investment Services, LLC;
9. Park Avenue Securities, LLC;
10. Osaic FA, Inc.
11. Woodbury Financial Services Inc.;
12. Securities America
13. NYLIFE Securities LLC;

14. Allstate Financial Services LLC;
15. Cambridge Investment Research Inc.;
16. USI Securities Inc.;
17. Cetera Advisors LLC;
18. American Portfolios Financial Services;
19. Cuso Financial Services;
20. PFS Investments Inc.;
21. RBC Capital Markets LLC;
22. Cetera Advisors LLC;
23. Packerland Brokerage Services
24. TransAmerica Financial Advisors, Inc.
25. Concourse Financial Group Securities;

This is a general discussion of the types and levels of compensation paid by us for the sale of our variable annuity contracts. It is important for you to know that the payment of volume- or sales-based compensation to a distributor or registered representative may provide that registered representative a financial incentive to promote our contracts over those of another Company, and may also provide a financial incentive to promote one of our contracts over another.

Payment Delay or Suspension

We reserve the right to suspend or postpone the date of any payment of benefits or values under any one of the following circumstances:
•	On any valuation date when the NYSE is closed (except customary weekend and holiday closings) or when trading on the NYSE is restricted;
•
When an emergency exists as determined by the SEC so that disposal of the securities held in the subaccounts is not reasonably practicable or it is not reasonably practicable to fairly determine the value of the subaccount’s assets; or

•	During any other periods the SEC may by order permit for the protection of investors.

The conditions under which restricted trading or an emergency exists shall be determined by the rules and regulations of the SEC.

Payment of benefits or values may also be delayed or suspended as required by court order or any regulatory action.

Voting Rights

Each of the subaccounts holds shares in a fund and each is entitled to vote at regular and special meetings of that fund. Under our current view of applicable law, we will vote the shares for each subaccount as instructed by persons having a voting interest in the subaccount. If, however, we determine that we are permitted to vote the shares in our own right, we may do so.

If you are a contract holder under a group contract, you have a fully vested interest in the contract and may instruct the group contract holder how to direct the Company to cast a certain number of votes. We will vote shares for which instructions have not been received in the same proportion as those for which we received instructions. Accordingly, it is possible for a small number of persons (assuming there is a quorum) to determine the outcome of a vote.

Each person who has a voting interest in the separate account will receive periodic reports relating to the funds in which he or she has an interest, as well as any proxy materials and a form on which to give voting instructions. Voting instructions will be solicited by a written communication at least 14 days before the meeting.

The number of votes (including fractional votes) you are entitled to direct will be determined as of the record date set by any fund you invest in through the subaccounts.
•	During the accumulation phase the number of votes is equal to the portion of your account value invested in the fund, divided by the net asset value of one share of that fund.
•	During the income phase the number of votes is equal to the portion of reserves set aside for the contract’s share of the fund, divided by the net asset value of one share of that fund.

Contract Modifications

We may change the contract as required by federal or state law or as otherwise permitted in the contract. In addition, we may, upon 30 days’ written notice to the group contract holder, make other changes to a group contract that would apply only to individuals who become participants under that contract after the effective date of such changes. If a group contract holder does not agree to a change, we reserve the right to refuse to establish new accounts under the contract. Certain changes will require the approval of appropriate state or federal regulatory authorities.

Transfer of Ownership:  Assignment

We will accept assignments or transfers of ownership of a nonqualified contract or a qualified contract where such assignments or transfers are not prohibited, with proper notification. The date of any assignment or transfer of ownership will be the date we receive the notification at Customer Service. An assignment or transfer of ownership may have tax consequences and you should consult with a tax and/or legal adviser before assigning or transferring ownership of the contract.

An assignment of a contract will only be binding on the Company if it is made in writing and sent to the Company to Customer Service. We will use reasonable procedures to confirm that the assignment is authentic, including verification of signature. If we fail to follow our own procedures, we will be liable for any losses to you directly resulting from such failure.

Otherwise, we are not responsible for the validity of any assignment. The rights of the contract holder and the interest of the annuitant and any beneficiary will be subject to the rights of any assignee we have on our records.

Involuntary Terminations

We reserve the right to terminate any account with a value of $2,500 or less immediately following a partial withdrawal. However, an IRA may only be closed out when payments to the contract have not been received for a 24-month period and the paid-up annuity benefit at maturity would be less than $20 per month. If such right is exercised, you will be given 90 days’ advance written notice. No early withdrawal charge will be deducted for involuntary terminations. We do not intend to exercise this right in cases where the account value is reduced to $2,500 or less solely due to investment performance.

Legal Proceedings

We are not aware of any pending legal proceedings that are likely to have a material adverse effect upon the Company’s ability to meet its obligations under the contract, Voya Financial Partners, LLC’s ability to distribute the contract or upon the separate account.

•
Litigation. Notwithstanding the foregoing, the Company and/or Voya Financial Partners, LLC, is a defendant in a number of litigation matters arising from the conduct of its business, both in the ordinary course and otherwise. In some of these matters, claimants seek to recover very large or indeterminate amounts, including compensatory, punitive, treble and exemplary damages. Certain claims are asserted as class actions. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages and other relief. The variability in pleading requirements and past experience demonstrates that the monetary and other relief that may be requested in a lawsuit or claim oftentimes bears little relevance to the merits or potential value of a claim.

•
Regulatory Matters. As with other financial services companies, the Company and its affiliates, including Voya Financial Partners, LLC, periodically receive informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations in connection with inquiries and investigations of the products and practices of the Company or the financial services industry. It is the practice of the Company to cooperate fully in these matters.

The outcome of a litigation or regulatory matter and the amount or range of potential loss is difficult to forecast and estimating potential losses requires significant management judgment. It is not possible to predict the ultimate outcome for all pending litigation and regulatory matters and given the large and indeterminate amounts sought and the inherent unpredictability of such matters, it is possible that an adverse outcome in certain litigation or regulatory matters could, from time to time, have a material adverse effect upon the Company's results of operations or cash flows in a particular quarterly or annual period.

Financial Statements

Financial statements of Variable Annuity Account B and the Company are included in the Statement of Additional Information. To request a free Statement of Additional Information, please contact Customer Service by mailing PO BOX 981331, Boston, MA 02298-1331 or calling 1-855-720-0409.

APPENDIX I

Appendix I: Voya Guaranteed Account

The Voya Guaranteed Account is a fixed interest option that may be available during the accumulation phase under the contract. This appendix is only a summary of certain facts about the Guaranteed Account. Please read the separate Guaranteed Account prospectus carefully before investing in this option.

In General. Amounts invested in the Guaranteed Account earn specified interest rates if left in the Guaranteed Account for specified periods of time. If you withdraw or transfer those amounts before the specified periods elapse, we may apply a market value adjustment (described below) which may be positive or negative.

When deciding to invest in the Guaranteed Account, contact your sales representative or the Company to learn:
•
The interest rate(s) we will apply to amounts invested in the Guaranteed Account. We change the rate(s) periodically. Be certain you know the rate we guarantee on the day your account dollars are invested in the Guaranteed Account. Guaranteed interest rates will never be less than an annual effective rate of 3%.

•
The period of time your account dollars need to remain in the Guaranteed Account in order to earn the rate(s). You are required to leave your account dollars in the Guaranteed Account for a specified period of time in order to earn the guaranteed interest rate(s).

Deposit Period. During a deposit period, we offer a specific interest rate for dollars invested for a certain guaranteed term. For a specific interest rate and guaranteed term to apply, account dollars must be invested in the Guaranteed Account during the deposit period for which that rate and term are offered.

Interest Rates. We guarantee different interest rates, depending upon when account dollars are invested in the Guaranteed Account. For guaranteed terms one year or longer, we may apply more than one specified interest rate. The interest rate we guarantee is an annual effective yield. That means the rate reflects a full year’s interest. We credit interest daily at a rate that will provide the guaranteed annual effective yield over one year. Guaranteed interest rates will never be less than an annual effective rate of 3%. Among other factors, the safety of the interest rate guarantees depends upon the Company’s claims-paying ability.

Guaranteed Terms. The guaranteed term is the period of time account dollars must be left in the Guaranteed Account in order to earn the guaranteed interest rate. For guaranteed terms one year or longer, we may offer different rates for specified time periods within a guaranteed term. We offer different guaranteed terms at different times. We also may offer more than one guaranteed term of the same duration with different interest rates. Check with your sales representative or Customer Service to learn what terms are being offered. The Company also reserves the right to limit the number of guaranteed terms or the availability of certain guaranteed terms.

Fees and Other Deductions. If all or a portion of your account value in the Guaranteed Account is withdrawn or transferred, you may incur one or more of the following:
•	Market Value Adjustment (“MVA”) - as described in this appendix and in the Guaranteed Account prospectus;
•	Tax penalties and/or tax withholding - see “FEDERAL TAX CONSIDERATIONS”;
•	Early withdrawal charge - see “FEES”; or
•	Maintenance fee - see “FEES.”

We do not make deductions from amounts in the Guaranteed Account to cover mortality and expense risks. Rather, we consider these risks when determining the interest rate to be credited.

Also, if you elected the premium bonus option, a charge may be deducted from amounts allocated to the Guaranteed Account, resulting in a 0.50% reduction in the interest which would have been credited to your account during the first seven account years if you had not elected the premium bonus option. See the “PREMIUM BONUS OPTION – Forfeiture” and “WITHDRAWALS” sections of the contract prospectus.

Market Value Adjustment. If your account value is withdrawn or transferred from the Guaranteed Account before the guaranteed term is completed, an MVA may apply. The MVA reflects investment value changes caused by changes in interest rates occurring since the date of deposit. The MVA may be positive or negative.

If interest rates at the time of withdrawal or transfer have increased since the date of deposit, the value of the investment decreases and the MVA will be negative. This could result in your receiving less than the amount you paid into the Guaranteed Account. If interest rates at the time of withdrawal or transfer have decreased since the date of deposit, the value of the investment increases and the MVA will be positive.

MVA Waiver. For withdrawals or transfers from a guaranteed term before the guaranteed term matures, the MVA may be waived for:
•	Transfers due to participation in the dollar cost averaging program;
•	Withdrawals taken due to your election of SWO or ECO/RRP (described in “SYSTEMATIC DISTRIBUTION OPTIONS”), if available;
•	Withdrawals for minimum distributions required by the Tax Code and for which the early withdrawal charge is waived; and
•	Withdrawals due to your exercise of the right to cancel your contract (described in “RIGHT TO CANCEL”).

Death Benefit. When a death benefit is paid under the contract within six months of the date of death, only a positive aggregate MVA amount, if any, is applied to the account value attributable to amounts withdrawn from the Guaranteed Account. This provision does not apply upon the death of a spousal beneficiary or joint contract holder who continued the account after the first death. If a death benefit is paid more than six months from the date of death, a positive or negative aggregate MVA amount, as applicable, will be applied, except under certain contracts issued in the State of New York.

Partial Withdrawals. For partial withdrawals during the accumulation phase, amounts to be withdrawn from the Guaranteed Account will be withdrawn proportionally from each group of deposits having the same length of time until the maturity date (“Guaranteed Term Group”). Within each Guaranteed Term Group, the amount will be withdrawn first from the oldest deposit period, then from the next oldest and so on until the amount requested is satisfied.

Guaranteed Terms Maturity. As a guaranteed term matures, assets accumulating under the Guaranteed Account may be (a) transferred to a new guaranteed term; (b) transferred to other available investment options; or (c) withdrawn. Amounts withdrawn may be subject to an early withdrawal charge, taxation and, if you are under age 59½, tax penalties may apply.

If no direction is received from you at Customer Service by the maturity date of a guaranteed term, the amount from the maturing guaranteed term will be transferred to a new guaranteed term of a similar length. If the same guaranteed term is no longer available, the next shortest guaranteed term available in the current deposit period will be used. If no shorter guaranteed term is available, the next longer guaranteed term will be used.

If you do not provide instructions concerning the maturity value of a maturing guaranteed term, the maturity value transfer provision applies. This provision allows transfers or withdrawals without an MVA if the transfer or withdrawal occurs during the calendar month immediately following a guaranteed term maturity date. This waiver of the MVA only applies to the first transaction regardless of the amount involved in the transaction.

Under the Guaranteed Account each guaranteed term is counted as one funding option. If a guaranteed term matures and is renewed for the same term, it will not count as an additional investment option for purposes of any limitation on the number of investment options.

Subsequent Purchase Payments. Purchase payments received after your initial purchase payment to the Guaranteed Account will be allocated in the same proportions as the last allocation, unless you properly instruct us to do otherwise. If the same guaranteed term(s) is not available, the next shortest term will be used. If no shorter guaranteed term is available, the next longer guaranteed term will be used.

Transfer of Account Dollars. Generally, account dollars invested in the Guaranteed Account may be transferred among guaranteed terms offered through the Guaranteed Account and/or to other investment options offered through the contract. However, transfers may not be made during the deposit period in which your account dollars are invested in the Guaranteed Account or for 90 days after the close of that deposit period. We will apply an MVA to transfers made before the end of a guaranteed term. The 90-day wait does not apply to (1) amounts transferred on the maturity date or under the maturity value transfer provision; (2) amounts transferred from the Guaranteed Account before the maturity date due to the election of an income phase payment option; (3) amounts distributed under the ECO/RRP or SWO (see “SYSTEMATIC DISTRIBUTION OPTIONS”); and (4) amounts transferred from an available guaranteed term in connection with the dollar cost averaging program.

Transfers after the 90-day period are permitted from guaranteed term(s) to other guaranteed term(s) available during a deposit period or to other available investment options. Transfers of the Guaranteed Account values on or within one calendar month of a term’s maturity date are not counted as one of the 12 free transfers of accumulated values in the account.

Reinstating Amounts Withdrawn from the Guaranteed Account. If amounts are withdrawn and then reinstated in the Guaranteed Account, we apply the reinstated amount to the current deposit period. This means the guaranteed annual interest rate and guaranteed terms available on the date of reinstatement will apply. We reinstate amounts proportionately in the same way as they were allocated before withdrawal. We will not credit your account for market value adjustments or any premium bonus forfeited that we deducted at the time of withdrawal or refund any taxes that were withheld.

The Income Phase. The Guaranteed Account cannot be used as an investment option during the income phase. However, you may notify us at least 30 days in advance to elect a fixed or variable payment option and to transfer your Guaranteed Account dollars to the general account or any of the subaccounts available during the income phase. Transfers made due to the election of a lifetime income phase payment option will be subject to only a positive aggregate MVA.

Distribution. The Company’s subsidiary, Voya Financial Partners, LLC serves as the principal underwriter of the contract. Voya Financial Partners, LLC, a Delaware limited liability company, is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. and the Securities Investor Protection Corporation. From time to time Voya Financial Partners, LLC may offer customers of certain broker-dealers special guaranteed rates in connection with the Guaranteed Account offered through the contract and may negotiate different commissions for these broker-dealers.

APPENDIX II

Appendix II: Fixed Account

General Disclosure.
•	The Fixed Account is an investment option that may be available during the accumulation phase under the contract.
•	Amounts allocated to the Fixed Account are held in the Company’s general account which supports insurance and annuity obligations.
•	Interests in the Fixed Account have not been registered with the SEC in reliance on exemptions under the Securities Act of 1933, as amended.
•
Disclosure in this prospectus regarding the Fixed Account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of the statements.

•	Disclosure in this appendix regarding the Fixed Account has not been reviewed by the SEC.
•	Additional information about this option may be found in the contract.

Interest Rates.
•
The Fixed Account guarantees that amounts allocated to this option will earn the minimum interest rate specified in the contract. We may credit a higher interest rate from time to time, but the rate we credit will never fall below the guaranteed minimum specified in the contract. We may credit interest at a current rate that may be higher than the guaranteed minimum interest rate and the current rate may be changed at any time, except that we will not apply a decrease to the current rate following a rate change initiated solely by us prior to the last day of the three-month period measured from the first day of the month in which such change was effective. .Among other factors, the safety of the interest rate guarantees depends upon the Company’s claims-paying ability.

•
Our determination of credited interest rates reflects a number of factors, which may include mortality and expense risks, interest rate guarantees, the investment income earned on invested assets and the amortization of any capital gains and/or losses realized on the sale of invested assets. Under this option we assume the risk of investment gain or loss by guaranteeing the amounts you allocate to this option and promising a minimum interest rate and income phase payment.

Withdrawals. Under certain emergency conditions we may defer payment of any withdrawal for a period of up to six months or as provided by federal law.

Charges. We do not make deductions from amounts in the Fixed Account to cover mortality and expense risks. We consider these risks when determining the credited rate. If you make a withdrawal from amounts in the Fixed Account, an early withdrawal charge may apply. See “FEES.”

Transfers. During the accumulation phase you may transfer account dollars from the Fixed Account to any other available investment option. We may vary the dollar amount that you are allowed to transfer, but it will never be less than 10% of your account value held in the Fixed Account.

By notifying Customer Service at least 30 days before income phase payments begin, you may elect to have amounts transferred to one or more of the subaccounts available during the income phase to provide variable payments.

APPENDIX III

Appendix III: Funds Available Under the Contract

The following is a list of funds available under the contract. More information about the funds is available in the prospectuses for the funds, which may be amended from time to time. You can request this information at no cost by calling 1-800-366-0066.

The current expenses and performance information below reflects fees and expenses of the funds, but do not reflect the other fees and expenses that your contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each fund’s past performance is not necessarily an indication of future performance.

Investment Objective	Fund Name and Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/24)
			1 year	5 year	10 year
Seeks to maximize income while maintaining prospects for capital appreciation.	Voya Balanced Income Portfolio (Class S)[1] Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.85%	12.79%	3.97%	5.03%
Seeks to maximize total return through a combination of current income and capital appreciation.	Voya Global Bond Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.67%	-0,97%	-2.23%	0.52%
Seeks long-term capital growth and current income.	Voya Global High Dividend Low Volatility Portfolio (Class S)[1] Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.85%	12.68%	6.29%	6.66%
Seeks capital appreciation.	Voya Global Insights Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.75%	9.43%	7.80%	9.02%
Seeks total return.	Voya Global Perspectives® Portfolio (ClassI) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.20%	7.31%	3.80%	4.62%
Seeks to provide high current return consistent with preservation of capital and liquidity, through investment in high-quality money market instruments while maintaining a stable share price of $1.00.	Voya Government Money Market Portfolio (Class I)[3] Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.40%	-2.38%	0.61%	0.30%
Seeks to maximize total return through investments in a diversified portfolio of common stock and securities convertible into common stocks. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.	Voya Growth and Income Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.67%	23.85%	15.28%	12.56%
Seeks to provide investors with a high level of current income and total return.	Voya High Yield Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.48%	7.42%	3.38%	4.74%
Seeks to outperform the total return performance of the S&P 500® Index while maintaining a market level of risk.	Voya Index Plus LargeCap Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.55%	25.20%	13.87%	12.39%
Seeks to outperform the total return performance of the S&P MidCap 400® Index (“Index”) while maintaining a market level of risk.	Voya Index Plus MidCap Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.60%	15.17%	9.91%	8.69%
Seeks to outperform the total return performance of the S&P MidCap 400® Index (“Index”) while maintaining a market level of risk.	Voya Index Plus MidCap Portfolio (Class S) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.85%	14.92%	9.65%	8.42%
Seeks to outperform the total return performance of the S&P SmallCap 600® Index (“Index”) while maintaining a market level of risk.	Voya Index Plus SmallCap Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.60%	8.69%	8.38%	8.01%
Seeks to outperform the total return performance of the S&P SmallCap 600® Index (“Index”) while maintaining a market level of risk.	Voya Index Plus SmallCap Portfolio (Class S) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.85%	8.39%	8.11%	7.74%
Seeks to maximize total return consistent with reasonable risk. The Portfolio seeks its objective through investments in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return.	Voya Intermediate Bond Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.53%	2.82%	0.17%	1.96%
Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of a widely accepted International Index.	Voya International Index Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.45%	3.03%	4.39%	4.95%
Seeks a high level of total return (consisting of capital appreciation and income) consistent with a conservative level of risk relative to the other Voya Retirement Portfolios.	Voya Retirement Conservative Portfolio (Class ADV) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.54%	5.67%	2.69%	3.51%
Seeks a high level of total return (consisting of capital appreciation and income) consistent with a level of risk that can be expected to be greater than that of Voya Retirement Moderate Growth Portfolio.	Voya Retirement Growth Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.26%	14.96%	8.55%	7.82%
Seeks a high level of total return (consisting of capital appreciation and income) consistent with a level of risk that can be expected to be greater than that of Voya Retirement Moderate Portfolio but less than that of Voya Retirement Growth Portfolio.	Voya Retirement Moderate Growth Portfolio (ClassI) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.26%	12.88%	7.36%	7.01%
Seeks a high level of total return (consisting of capital appreciation and income) consistent with a level of risk that can be expected to be greater than that of Voya Retirement Conservative Portfolio but less than that of Voya Retirement Moderate Growth Portfolio.	Voya Retirement Moderate Portfolio (ClassI) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.27%	8.19%	4.94%	5.30%
Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Growth Index.	Voya RussellTM Large Cap Growth Index Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.43%	34.60%	19.99%	17.55%
Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Index.	Voya RussellTM Large Cap Index Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.36%	26.95%	15.31%	13.63%
Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Value Index.	Voya RussellTM Large Cap Value Index Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.34%	14.99%	8.39%	8.34%
Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Midcap® Growth Index.	Voya RussellTM Mid Cap Growth Index Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.40%	21.54%	10.99%	11.08%
Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell 2000® Index.	Voya RussellTM Small Cap Index Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.45%	11.13%	7.05%	7.51%
Seeks to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement.	Voya Solution Conservative Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.26%	6.62%	3.29%	3.91%
Seeks total return.	Voya U.S. Stock Index Portfolio (Class S) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.51%	7.70%
Seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Bloomberg U.S. Aggregate Bond Index (“Index”).	Voya U.S. Bond Index Portfolio (Class S) Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	0.61%	0.65%	-0.87%	0.77%
Seeks high total return consisting of capital appreciation and current income.	VY® CBRE Real Estate Portfolio (Class S) Investment Adviser: Voya Investments, LLC Subadviser: CBRE Clarion Securities LLC	1.03%	5.17%	11.25%	4.89%
Seeks total return consisting of long-term capital appreciation and current income.	VY® Invesco Equity and Income Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: Invesco Advisers, Inc.	0.64%	12.00%	8.31%	7.34%
Seeks capital appreciation.	VY® JPMorgan Emerging Markets Equity Portfolio (Class S) Investment Adviser: Voya Investments, LLC Subadviser: J.P. Morgan Investment Management Inc.	1.44%	2.08%	-0.77%	3.70%
Seeks, over the long-term, a high total investment return, consistent with the preservation of capital and with prudent investment risk.	VY® T. Rowe Price Capital Appreciation Portfolio (Class I) Investment Adviser: Voya Investments, LLC Subadviser: T. Rowe Price Associates, Inc.	0.64%	12.75%	10.62%	10.62%

[1]	This fund employs a managed volatility strategy. See “PRINCIPAL RISKS OF INVESTING IN THE POLICY – Managed Volatility Fund Risk” in this prospectus and the fund prospectus for additional information.
[2]
The subaccount that invests this fund has been closed to new purchase payments and transfers. Contract owners who have value in any of the closed investment portfolios may leave their contract value in these investments.

[3]	There is no guarantee that the Voya Government Money Market Portfolio subaccount will have a positive or level return.
[4]	This fund’s annual expenses reflect temporary fee reductions under an expense reimbursement or fee waiver arrangement. See the fund prospectus for additional information.

MORE INFORMATION IS AVAILABLE

The Statement of Additional Information (“SAI”), which is dated the same as this prospectus, contains more information about  Variable Annuity Account B, the Company, and the contract, as well as the financial statements of Variable Annuity Account B and the Company. The SAI is incorporated by reference into (made legally part of) this prospectus.

To request a free SAI or to make other inquiries about the contract, please contact:

Customer Service PO BOX 981331 Boston, MA 02298-1331 1-855-720-0409

Reports and other information about us, Variable Annuity Account B, and the contract (including the SAI) are available on the SEC’s website at www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

EDGAR contract identifier: C000002574

PART B
INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

VARIABLE ANNUITY ACCOUNT B OF VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY

VOYA VARIABLE ANNUITY

STATEMENT OF ADDITIONAL INFORMATION
DATED May 1, 2025

Group or Individual Deferred Variable Annuity Contracts

This Statement of Additional Information is not a prospectus and should be read in conjunction with the current prospectus for Variable Annuity Account B (the “Separate Account”) dated May 1, 2025.

A free prospectus is available upon request from the local Voya Retirement Insurance and Annuity Company office or by writing to or calling:

Customer Service
PO BOX 981331
Boston, MA 02298-1331
1-855-720-0409

Read the prospectus before you invest. Terms used in this Statement of Additional Information shall have the same meaning as in the prospectus.

GENERAL INFORMATION AND HISTORY

Voya Retirement Insurance and Annuity Company (the “Company,” “we,” “us” and “our”) issues the contracts described in the prospectus and is responsible for providing each contract’s insurance and annuity benefits. All guarantees and benefits provided under the contracts that are not related to the Separate Account are subject to the claims paying ability of the Company and our general account. We are a stock life insurance company organized under the insurance laws of the State of Connecticut in 1976. Prior to January 1, 2002, the Company was known as Aetna Life Insurance and Annuity Company. From January 1, 2002 until August 31, 2014, the Company was known as ING Life Insurance and Annuity Company.

We are an indirect, wholly owned subsidiary of Voya Financial, Inc. (“Voya”), which until April 7, 2014, was known as ING U.S., Inc. In May 2013 the common stock of Voya began trading on the New York Stock Exchange under the symbol “VOYA.”

The Company serves as the depositor for the Separate Account.

The assets of the Separate Account are held by the Company. The Separate Account has no third-party custodian. However, the funds in whose shares the assets of the Separate Account are invested each have custodians, as discussed in their respective prospectuses.

VARIABLE ANNUITY ACCOUNT B

Variable Annuity Account B is a separate account established by the Company for the purpose of funding variable annuity contracts issued by the Company. We established Separate Account under Connecticut law in 1976 as a continuation of the separate account established in 1974 under Arkansas law of Aetna Variable Annuity Life Insurance Company. The Separate Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended.

NON-PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

All non-principal risks of investing in the contract are disclosed in the prospectus.

SERVICES

The Company contracts with Security Life of Denver Insurance Company, 7535 East Hampden Avenue, Suite 400, Room 446, Denver CO 80231 (Security Life), an unaffiliated company, for the provision of administrative and record-keeping services in connection with the Contract and other contracts issued by the Company. The Company paid Security Life the following amounts for these services during the last three calendar years:  $0 for the period ended December 31, 2024, $0 for the period ended December 31, 2023, and $0 for the period ended December 31, 2022.

UNDERWRITERS

Although we no longer sell new contracts, the offering is considered to be continuous because we continue to accept purchase payments. The Company’s subsidiary, Voya Financial Partners, LLC, serves as the principal underwriter for contracts. Voya Financial Partners, LLC, a Delaware limited liability company, is registered as a broker-dealer with the SEC. Voya Financial Partners, LLC is also a member of the National Association of Securities Dealers, Inc. and the Securities Investor Protection Corporation. Voya Financial Partners, LLC’s principal office is located at One Orange Way, Windsor, CT 06095-4774. Voya Financial Partners, LLC offers the securities under the Contracts on a continuous basis, however, the Contract is no longer available to new purchasers. We and Voya Financial Partners, LLC are affiliated through common control. A description of the manner in which contracts are purchased may be found in the prospectus under the sections entitled “PURCHASE AND RIGHTS” and “YOUR ACCOUNT VALUE.”

Compensation paid to the principal underwriter, Voya Financial Partners, LLC, for the years ending December 31, 2024, 2023 and 2022 amounted to $754,159.38, $796,128.54, and $987,925.96 respectively. These amounts reflect compensation paid to Voya Financial Partners, LLC attributable to regulatory and operating expenses associated with the distribution of all registered variable annuity products issued by Variable Annuity Account B of Voya Retirement Insurance and Annuity Company.

INCOME PHASE PAYMENTS

When you begin receiving payments under the contract during the income phase (see “THE INCOME PHASE” in the prospectus), the value of your account is determined using accumulation unit values as of the tenth valuation before the first income phase payment is due. Such value (less any applicable premium tax charge) is applied to provide payments to you in accordance with the income phase payment option and investment options elected.

The annuity option tables found in the contract show, for each option, the amount of the first payment for each $1,000 of value applied. Thereafter, variable payments fluctuate as the annuity unit value(s) fluctuates with the investment experience of the selected investment option(s). The first and subsequent payments also vary depending on the assumed net investment rate selected (3.5% or 5% per annum). Selection of a 5% rate causes a higher first payment, but payments will increase thereafter only to the extent that the net investment rate increases by more than 5% on an annual basis. Payments would decline if the rate failed to increase by 5%. Use of the 3.5% assumed rate causes a lower first income phase payment, but subsequent income phase payments would increase more rapidly or decline more slowly as changes occur in the net investment rate.

When the income phase begins, the annuitant is credited with a fixed number of annuity units (which does not change thereafter) in each of the designated investment options. This number is calculated by dividing (a) by (b), where (a) is the amount of the first payment based upon a particular investment option, and (b) is the then current annuity unit value for that investment option. As noted, annuity unit values fluctuate from one valuation to the next (see “YOUR ACCOUNT VALUE” in the prospectus); such fluctuations reflect changes in the net investment factor for the appropriate subaccount(s) (with a ten day valuation lag which gives the Company time to process payments) and a mathematical adjustment which offsets the assumed net investment rate of 3.5% or 5% per annum.

The operation of all these factors can be illustrated by the following hypothetical example. These procedures will be performed separately for the investment options selected during the income phase.

EXAMPLE:
Assume that, at the date payments are to begin, there are 3,000 accumulation units credited under a particular contract or account and that the value of an accumulation unit for the tenth valuation prior to retirement was $13.650000. This produces a total value of $40,950.

Assume also that no premium tax charge is payable and that the annuity table in the contract provides, for the payment option elected, a first monthly variable payment of $6.68 per $1,000 of value applied; the annuitant’s first monthly payment would thus be 40.950 multiplied by $6.68, or $273.55.

Assume then that the value of an annuity unit upon the valuation on which the first payment was due was $13.400000. When this value is divided into the first monthly payment, the number of annuity units is determined to be 20.414. The value of this number of annuity units will be paid in each subsequent month.

Suppose there were 30 days between the initial and second payment valuation dates. If the net investment factor with respect to the appropriate subaccount is 1.0032737 as of the tenth valuation preceding the due date of the second monthly income phase payment, multiplying this factor by .9971779* = .9999058^30 (to take into account 30 days of the assumed net investment rate of 3.5% per annum built into the number of annuity units determined above) produces a result of 1.000442. This is then multiplied by the annuity unit value for the prior valuation ($13.400000 from above) to produce an annuity unit value of $13.405928 for the valuation occurring when the second income phase payment is due.

The second monthly income phase payment is then determined by multiplying the number of annuity units by the current annuity unit value, or 20.414 times $13.405928, which produces a payment of $273.67.

*If an assumed net investment rate of 5% is elected, the appropriate factor to take into account such assumed rate would be .9959968 = .9998663^30.

EXPERTS

The statements of assets and liabilities of Variable Annuity Account B as of December 31, 2024, and the related statements of operations and changes in net assets for the periods disclosed in the financial statements, and the consolidated financial statements of the Company as of December 31, 2024 and 2023, and for each of the three years in the period ended December 31, 2024, incorporated by reference into this Statement of Additional Information, have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere therein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

The primary business address of Ernst & Young LLP is The Frost Tower, Suite 1901, 111 West Houston Street, San Antonio, TX 78205.

FINANCIAL STATEMENTS

The financial statements of Variable Annuity Account B and the financial statements of the Company are incorporated by reference to the submission type N-VPFS, File No. 811-02512, filed by Variable Annuity Account B with the SEC on April 28, 2025.
PART C
OTHER INFORMATION

Item 27. Exhibits

(a)
Resolution of the Board of Directors of Aetna Life Insurance and Annuity Company establishing Variable Annuity Account B • Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement on Form N-4 (File No. 033-75986), as filed on April 22, 1996.

(b)	Not applicable
(c)(1)	Standard Form of Broker-Dealer Agreement • Incorporated by reference to Post-Effective Amendment No. 32 to Registration Statement on Form N-4 (File No. 033-81216) as filed on April 11, 2006.
(c)(2)
Underwriting Agreement dated November 17, 2006 between ING Life Insurance and Annuity Company and ING Financial Advisers, LLC • Incorporated by reference to Post-Effective Amendment No. 34 to Registration Statement on Form N-4 (File No. 033-75996), as filed on December 20, 2006.

(c)(3)	Confirmation of Underwriting Agreement • Incorporated herein by reference to Post-Effective Amendment No. 32 to Registration Statement on Form N-4 (File No. 033-81216), as filed on April 11, 2006.
(c)(4)
Intercompany Agreement dated December 22, 2010 (effective January 1, 2010) between ING Investment Management LLC and ING Life Insurance and Annuity Company • Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement on Form N-4 (File No. 333-167680), as filed on February 11, 2011.

(c)(5)
Amendment No. 1 made and entered into as of December 1, 2013 to the Intercompany Agreement dated as of December 22, 2010 by and among ING Investment Management LLC and ING Life Insurance and Annuity Company • Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement on Form N-4 (File No. 333-167680), as filed on April 9, 2014.

(c)(6)
Amendment No. 2, effective as of September 30, 2014, to the Intercompany Agreement dated as of December 22, 2010 by and between ING Investment Management LLC (now known as Voya Investment Management LLC) and ING Life Insurance and Annuity Company (now known as “Voya Retirement Insurance and Annuity Company”) • Incorporated by reference to Post-Effective Amendment No. 63 to Registration Statement on Form N-4 (File No. 033-75962), as filed on December 16, 2014.

(c)(7)
Amendment No. 4, effective March 1, 2016, to the Intercompany Agreement dated as of December 22, 2010 (effective January 1, 2010) between ING Investment Management LLC (IIM) (now known as Voya Investment Management LLC or VIM) and ING Life Insurance and Annuity Company (ILIAC) (now known as Voya Retirement Insurance and Annuity Company or VRIAC) • Incorporated by reference to Post-Effective Amendment No. 12 to Registration Statement on Form N-4 (File No. 333-167182), as filed on June 24, 2016.

(c)(8)
Amendment No. 5, effective as of May 1, 2017, to the Intercompany Agreement between Voya Investment Management LLC and Voya Retirement Insurance and Annuity Company on September 28, 2017 • Incorporated by reference herein to the Initial Registration Statement on Form N-4 (File No. 333-220690), as filed on September 28, 2017.

(c)(9)
Amendment No. 6, effective as of July 1, 2017, to the Intercompany Agreement between Voya Investment Management LLC and Voya Retirement Insurance and Annuity Company on September 28, 2017 • Incorporated by reference herein to the Initial Registration Statement on Form N-4 (File No. 333-220690), as filed on September 28, 2017.

(d)(1)	Variable Annuity Contract (GM-VA-98) • Incorporated herein by reference to Initial Registration Statement on Form N-4, File No. 333-56297, as filed on June 8, 1998.)
(d)(2)	Variable Annuity Contract Certificate (GMC-VA-98) • Incorporated herein by reference to Initial Registration Statement on Form N-4, File No. 333-56297, as filed on June 8, 1998.)
(d)(3)	Variable Annuity Contract (GM-VA-98(NY)) • Incorporated herein by reference to Post-Effective Amendment No. 18 to Registration Statement on Form N-4, File No. 333-56297, as filed on August 30, 2000.)
(d)(4)
Variable Annuity Contract Certificate (GMC-VA-98(NY)) • Incorporated herein by reference to Post-Effective Amendment No. 18 to Registration Statement on Form N-4, File No. 333-56297, as filed on August 30, 2000.)

(d)(5)
Endorsement (EVAGET98) to Variable Annuity Contract GM-VA-98 and Variable Annuity Contract Certificate GMC-VA-98 • Incorporated herein by reference to Post-Effective Amendment No. 1 to Registration Statement on Form N-4, File No. 333-56297, as filed on September 14, 1998.)

(d)(6)
Endorsement (EGET-99) to Variable Annuity Contract GM-VA-98 and Variable Annuity Contract Certificate GMC-VA-98 • Incorporated herein by reference to Post-Effective Amendment No. 13 to Registration Statement on Form N-4, File No. 333-01107, as filed on April 7, 1999.)

(d)(7)
Endorsement (EVA-PB-00) to Variable Annuity Contract GM-VA-98 and Variable Annuity Contract Certificate GMC-VA-98 • Incorporated herein by reference to Post-Effective Amendment No. 15 to Registration Statement on Form N-4, File No. 333-56297, as filed on May 8, 2000.)

(d)(8) (d)(9) (d)(10)
Endorsement (EVA-PB-00(NY)) to Variable Annuity Contract GM-VA-98(NY) and Variable Annuity Contract Certificate GMC-VA-98(NY) • Incorporated herein by reference to Post-Effective Amendment No. 21 to Registration Statement on Form N-4, File No. 333-56297, as filed on December 13, 2000.)
Endorsement E-DCSECURE-20 to Variable Annuity Contract GM-VA-98(NY) and Variable Annuity Contract Certificate GMC-VA-98(NY) Incorporated herein by reference to Post-Effective Amendment No. 57 to Registration Statement on Form N-4, File No. 333-56297, as filed on April 22, 2021

Endorsement E-IRASECURE-20 to Variable Annuity Contract GM-VA-98(NY) and Variable Annuity Contract Certificate GMC-VA-98(NY) • Incorporated herein by reference to Post-Effective Amendment No. 57 to Registration Statement on Form N-4, File No. 333-56297, as filed on May 1, 2021.)

(e)
Variable Annuity Contract Application (9.5.89-6(9/98) • Incorporated herein by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-4, File No. 333-56297, as filed on August 4, 1998.)

(f)(1)
Restated Certificate of Incorporation (amended and restated as of October 1, 2007) of ING Life Insurance and Annuity Company • Incorporated by reference to ING Life Insurance and Annuity Company annual report on Form 10-K (File No. 033-23376), as filed on March 31, 2008.

(f)(2)
Amended and Restated By-Laws of ING Life Insurance and Annuity Company, effective October 1, 2007 • Incorporated by reference to ING Life Insurance and Annuity Company annual report on Form 10-K (File No. 033-23376), as filed on March 31, 2008.

(g)	Reinsurance Agreement by and between Voya Retierment Insurance and Annuity Company and Security Life of Denver Insurance Company effective January 1, 2021
(h)(1)
Fund Participation, Administrative and Shareholder Service Agreement made and entered into as of July 25, 2016 by and between Voya Retirement Insurance and Annuity Company, Voya Financial Partners, LLC and Voya Investments Distributor, LLC • Incorporated by reference to Post-Effective Amendment No. 56 to Registration Statement on Form N-4 (File No. 033-81216), as filed on February 15, 2017.

(h)(2)
Rule 22c-2 Agreement dated no later than April 16, 2007and effective October 16, 2007 between ING Funds Services, LLC, ING Life Insurance and Annuity Company, ING National Trust, ING USA Annuity and Life Insurance Company, ReliaStar Life Insurance Company, ReliaStar Life Insurance Company of New York, Security Life of Denver Insurance Company and Systematized Benefits Administrators Inc. • Incorporated by reference to Post-Effective Amendment No. 50 to Registration Statement on Form N-4 (File No. 033-75962), as filed on June 15, 2007.

(i)	Not applicable
(j)
Omnibus Administrative Services Agreement by and among Resolution Life Colorado, Inc., Security Life of Denver Insurance Company, ReliaStar Life Insurance Company, and Voya Retirement Insurance and Annuity Company and effective January 4, 2021

(k)	Opinion and Consent of Counsel
(l)	Consent of Independent Registered Public Accounting Firm
(m)	Not applicable
(n)	Not applicable
(o)	Not applicable. Initial Summary Prospectuses will not be used with this registration statement.
(p)	Powers of Attorney

Item 28.  Directors and Officers of the Depositor*

Name & Principal Business Address	Positions and Offices with Depositor
Charles P. Nelson, One Orange Way, Windsor, CT 06095-4774	Director and President
Mona Zielke, 20 Washington Ave S, Minneapolis MN 55401	Director
Michael S. Smith, 230 Park Avenue, New York, NY 10169	Director and Chairman
Robert L. Grubka, 20 Washington Avenue South, Minneapolis, MN 55401	Director and Senior Vice President
Michael R. Katz, Work at Home, Pennsylvania	Director, Senior Vice President and Chief Financial Officer
Heather H. Lavallee, One Orange Way, Windsor, CT 06095-4774	Director and Senior Vice President
Francis G. O’Neill, One Orange Way, Windsor, CT 06095-4774	Director, Senior Vice President and Chief Risk Officer
Larry N. Port, 230 Park Avenue, New York, NY 10169	Executive Vice President and Chief Legal Officer
Carlo Bertucci, One Orange Way, Windsor, CT 06095-4774	Senior Vice President, Treasurer and Chief Tax Officer
C. Landon Cobb, Jr., 5780 Powers Ferry Road, N.W., Atlanta, GA 30327-4390	Senior Vice President and Chief Accounting Officer
William S. Harmon, Work at Home, Colorado	Senior Vice President
Matthew Toms, 5780 Powers Ferry Road, N.W., Atlanta, GA 30327-4390	Senior Vice President
Michele White, One Orange Way, Windsor, CT 06095-4774	Senior Vice President
Rajat P. Badhwar, One Orange Way, Windsor, CT 06095-4774	Chief Information Security Officer
Brian J. Baranowski, One Orange Way , Windsor, CT 06095-4774	Vice President, Compliance
Wayne M. Forlines, 5780 Powers Ferry Road, N.W., Atlanta, GA 30327-4390	Vice President
Regina A. Gordon, One Orange Way , Windsor, CT 06095-4774	Vice President and Chief Compliance Officer
Carol B. Keen, Work at Home, Florida	Vice President
Niccole A. Peck, 5780 Powers Ferry Road, N.W., Atlanta, GA 30327-4390	Vice President and Assistant Treasurer
Kyle A. Puffer, One Orange Way, Windsor, CT 06095-4774	Vice President and Appointed Actuary
Kevin J. Reimer, 5780 Powers Ferry Road, N.W., Atlanta, GA 30327-4390	Vice President and Assistant Treasurer
John Thistle, 30 Braintree Hill Office Park, Floors 2-4, Braintree MA 02184	Vice President
Melissa A. O’Donnell, 20 Washington Avenue South, Minneapolis, MN 55401	Secretary

* These individuals may also be directors and/or officers of other affiliates of the Company.

Item 29. Persons Controlled by or Under Common Control with the Depositor or Registrant

Voya Financial, Inc.
HOLDING COMPANY SYSTEM
9/30/2021

Voya Financial, Inc.
Non-Insurer (Delaware) 52-122280
NAIC 4832

Pen-Cal Administrators, Inc.
Non-Insurer (California) 94-2695108

Voya Services Company
Non-Insurer (Delaware 52-1317217

Voya Payroll Management, Inc.
Non-Insurer (Delaware) 52-2197204

Voya Holdings Inc.
Non-Insurer (Connecticut) 02-0488491

Voya Benefits Company, LLC
Non-Insurer (Delaware) 83-0965809

Benefit Strategies, LLC
Non-Insurer (Delaware) 83-0965809

Voya Financial Advisors, Inc.
Non-Insurer (Minnesota) 41-0945505

Voya Investment Management LLC
Non-Insurer (Delaware) 58-2361003

Voya Investment Management Co. LLC
Non-Insurer (Delaware) 06-0888148

Voya Investment Trust Co.
Non-Insurer (Connecticut) 06-1440627

Voya Investment Management (UK) Limited
Non-Insurer (United Kingdom)

Voya Investment Management Services (UK) Limited
Non-Insurer (United Kingdom)

Voya Investment Management Alternative Assets LLC
Non-Insurer (Delaware) 13-4038444

Voya Alternative Asset Management LLC
Non-Insurer (Delaware) 13-3863170

Voya Realty Group LLC
Non-Insurer (Delaware) 13-4003969

Voya Pomona Holdings LLC
Non-Insurer (Delaware) 13-4152011

Pomona G.P. Holdings LLC (*a)
Non-Insurer (Delaware) 13-4150600

Pomona Management LLC
Non-Insurer (Delaware) 13-4149700

Voya Alternative Asset Management Ireland Limited
Non-Insurer (Ireland)

Voya Capital, LLC
Non-Insurer (Delaware) 86-1020892

Voya Funds Services, LLC
Non-Insurer (Delaware) 86-1020893

Voya Investment Distributor, LLC
Non-Insurer (Delaware) 03-0485744

Voya Investments, LLC
Non-Insurer (Arizona) 03-0402099

River Roch LLC (*b)
Non-Insurer (Delaware) 84-3548142

Oconee Real Estate Holdings LLC (*c)
Non-Insurer (Delaware) 85-1578755

Voya Retirement Insurance and Annuity Company
Insurer (Connecticut) 71-024708 NAIC 86509

Voya Financial Partners, LLC
Non-Insurer (Delaware) 06-1375177

Voya Institutional Plan Services, LLC
Non-Insurer (Delaware) 04-3516284

Voya Retirement Advisors, LLC
Non-Insurer (New Jersey) 22-1862786

Voya Institutional Trust Company
Non-Insurer (Connecticut) 46-5416028

ReliaStar Life Insurance Company
Insurer (Minnesota) 41-0451140 NAIC 67105

ReliaStar Life Insurance Company of New York
Insurer (New York) 53-0242530 NAIC 61360

Roaring River, LLC
Insurer (Missouri) 26-3355951 NAIC 13583

ILICA LLC
Non-Insurer (Connecticut) 06-1067464

Voya International Nominee Holdings, Inc.
Non-Insurer (Connecticut) 06-1465377

Voya Insurance Solutions, Inc.
Non-Insurer (Connecticut) 06-1465377

Roaring River IV Holding, LLC
Non-Insurer (Delaware) 46-3607309

Roaring River IV, LLC
Insurer (Missouri) 80-0955075 NAIC 15365

Voya Custom Investments LLC
Non-Insurer (Delaware) 02-0488491

SLDI Georgia Holdings, Inc.
Non-Insurer (Georgia) 27-1108872

Voya II Custom Investments LLC
Non-Insurer (Delaware) 27-1108872

Rancho Mountain Properties, Inc.
Non-Insurer (Delaware) 27-2987157

Security Life Assignment Corporation
Non-Insurer (Colorado) 84-1437826

IIPS of Florida, LLC
Non-Insurer (Florida)

Voya Special Investments, Inc. (*d)
Non-Insurer (Delaware) 85-1775946

VFI SLK Global Services Private Limited (*e)
Non-Insurer (India)

*a Pomona G. P. Holdings LLC owned 50% by Voya Pomona Holdings LLC and 50% by Third Party Shareholder.
*b
RiverRoch LLC owned 53.7% by Voya Retirement Insurance and Annuity Company, owned 10.8% by ReliaStar Life Insurance Company, owned 10.8% by Security Life of Denver Insurance Company and owned 24.7% by Non- Affiliate Member.

*c
Oconee Real Estate Holdings LLC owned 30.4% by Voya Retirement Insurance and Annuity Company, owned 29% by ReliaStar Life Insurance Company, owned 8.5% by Security Life of Denver Insurance Company and owned 42% by Non-Affiliate Member.

*d Voya Special Investments, Inc. owned 0.2% by Voya Financial, Inc., 49.9% by Voya Retirement Insurance and Annuity Company and 49.9% by ReliaStar Life Insurance Company.
*e VFI SLK Global Services Private Limited owned 49% by Voya Financial, Inc. and owned 51% by SLK Software Services Private Limited.

Item 30. Indemnification

Section 33-779 of the Connecticut General Statutes (“CGS”) provides that a corporation may provide indemnification of or advance expenses to a director, officer, employee or agent only as permitted by Sections 33-770 to 33-778, inclusive, of the CGS. Reference is hereby made to Section 33-771(e) of the CGS regarding indemnification of directors and Section 33-776(d) of CGS regarding indemnification of officers, employees and agents of Connecticut corporations.

These statutes provide in general that Connecticut corporations incorporated prior to January 1, 1997 shall, except to the extent that their certificate of incorporation expressly provides otherwise, indemnify their directors, officers, employees and agents against “liability” (defined as the obligation to pay a judgment, settlement, penalty, fine, including an excise tax assessed with respect to an employee benefit plan, or reasonable expenses incurred with respect to a proceeding) when (1) a determination is made pursuant to Section 33-775 that the party seeking indemnification has met the standard of conduct set forth in Section 33-771 or (2) a court has determined that indemnification is appropriate pursuant to Section 33-774. Under Section 33-775, the determination of and the authorization for indemnification are made (a) by two or more disinterested directors, as defined in Section 33-770(2); (b) by special legal counsel; (c) by the shareholders; or (d) in the case of indemnification of an officer, agent or employee of the corporation, by the general counsel of the corporation or such other officer(s) as the board of directors may specify. Also, Section 33-772 with Section 33-776 provide that a corporation shall indemnify an individual who was wholly successful on the merits or otherwise against reasonable expenses incurred by him in connection with a proceeding to which he was a party because he is or was a director, officer, employee, or agent of the corporation.

Pursuant to Section 33-771(d), in the case of a proceeding by or in the right of the corporation or with respect to conduct for which the director, officer, agent or employee was adjudged liable on the basis that he received a financial benefit to which he was not entitled, indemnification is limited to reasonable expenses incurred in connection with the proceeding against the corporation to which the individual was named a party.

A corporation may procure indemnification insurance on behalf of an individual who is or was a director of the corporation. Consistent with the laws of the State of Connecticut, Voya Financial, Inc. maintains Professional Liability and Fidelity bond, Employment Practices liability and Network Security insurance policies. The policies cover Voya Financial, Inc. and any company in which Voya Financial, Inc. has a controlling financial interest of 50% or more. The policies cover the funds and assets of the principal underwriter/depositor under the care, custody and control of Voya Financial, Inc. and/or its subsidiaries. The policies provide for the following types of coverage: Errors and Omissions/Professional Liability, Employment Practices liability and Fidelity/Crime (a.k.a. “Financial Institutional Bond”) and Network Security (a.k.a. “Cyber/IT”).

Section 20 of the Voya Financial Partners, LLC Amended and Restated Limited Liability Company Agreement executed as of June 30, 2016 provides that Voya Financial Partners, LLC will indemnify certain persons against any loss, damage, claim or expenses (including legal fees) incurred by such person if he is made a party or is threatened to be made a party to a suit or proceeding because he was a member, officer, director, employee or agent of Voya Financial Partners, LLC, as long as he acted in good faith on behalf of Voya Financial Partners, LLC and in a manner reasonably believed to be within the scope of his authority. An additional condition requires that no person shall be entitled to indemnity if his loss, damage, claim or expense was incurred by reason of his gross negligence or willful misconduct. This indemnity provision is authorized by and is consistent with Title 8, Section 145 of the General Corporation Law of the State of Delaware.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriter

(a)
In addition to serving as the principal underwriter for the Registrant, Voya Financial Partners, LLC acts as the principal underwriter for Variable Life Account B of Voya Retirement Insurance and Annuity Company (VRIAC), Variable Annuity Account C of VRIAC, Variable Annuity Account I of VRIAC and Variable Annuity Account G of VRIAC (separate accounts of VRIAC registered as unit investment trusts under the 1940 Act). Voya Financial Partners, LLC is also the principal underwriter for (i) Separate Account N of ReliaStar Life Insurance Company (RLIC) (a separate account of RLIC registered as a unit investment trust under the 1940 Act), (ii) ReliaStar Select Variable Account of ReliaStar Life Insurance Company (a separate account of RLIC registered as a unit investment trust under the 1940 Act), (iii) MFS ReliaStar Variable Account (a separate account of RLIC registered as a unit investment trust under the 1940 Act), (iv) Northstar Variable Account (a separate account of RLIC registered as a unit investment trust under the 1940 Act), (v) ReliaStar Life Insurance Company of New York Variable Annuity Funds D, E, F, G, H and I (a management investment company registered under the 1940 Act), (vi) ReliaStar Life Insurance Company of New York Variable Annuity Funds M, P and Q (a management investment company registered under the1940 Act), and (vii) ReliaStar Life Insurance Company of New York Variable Annuity Funds M and P (a management investment company registered under the1940 Act).

(b)	The following are the directors and officers of the Principal Underwriter:

Name & Principal Business Address	Positions and Offices with Underwriter
Brandi Haugen, 2000 21st Avenue NW, Minot ND 58703	President and Chief Executive Officer
Anthony J. Brantzeg, 1475 Dunwoody Dr., West Chester, PA 19380	Senior Vice President and Chief Risk Officer
Chad M. Eslinger, 20 Washington Ave. S, Minneapolis, MN 55401	Senior Vice President and Chief Compliance Officer
John T. Price, 5780 Powers Ferry Rd. NW, Atlanta, GA 30327	Senior Vice President and Secretary
Debra M. Bell, Works From Home, Colorado	Vice President and Assistant Treasurer
Matthew K. Duffy, 5780 Powers Ferry Rd. NW, Atlanta, GA 30327	Vice President, Chief Financial Officer and Financial Operations Principal
Stephen D. Hartman,1475 Dunwoody Dr., West Chester, PA 19380	Vice President and Treasurer
Raghib Muhammad, 1475 Dunwoody Dr., West Chester, PA 19380	Vice President and Chief Information Officer
Robert Pienkowski, Works From Home, New York	Vice President and Chief Information Security Officer
Mary A. Tuttle, Works From Home, Colorado	Vice President and Assistant Treasurer
Angelia M. Lattery, 20 Washington Ave. S, Minneapolis, MN 55401	Assistant Secretary
James D. Ensley, 5780 Powers Ferry Rd. NW, Atlanta, GA 30327	Tax Officer

(c) Compensation to Principal Underwriter:

(1)	(2)	(3)	(4)	(5)
Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption or Annuitization	Brokerage Commissions	Compensation*
Voya Financial Partners, LLC				$754,159.38

*
Reflects compensation paid to Voya Financial Partners, LLC attributable to regulatory and operating expenses associated with the distribution of all registered variable annuity products issued by Variable Annuity Account B of Voya Retirement Insurance and Annuity Company during 2024.

Item 32. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules under it relating to the securities described in and issued under this Registration Statement are maintained by Voya Retirement Insurance and Annuity Company at One Orange Way, Windsor, CT 06095-4774 and at Voya Services Company at 5780 Powers Ferry Road, NW, Atlanta, GA 30327-4390.

Item 33. Management Services

Not applicable

Item 34. Fee Representation

Voya Retirement Insurance and Annuity Company represents that the fees and charges deducted under the contracts covered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, expenses expected to be incurred, and the risks assumed by Voya Retirement Insurance and Annuity Company.

The Company hereby represents that with respect to plans established pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended, that are subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), it is relying on and complies with the terms of the SEC Staff's No-Action Letter dated August 30, 2012, with respect to participant acknowledgement of and language concerning withdrawal restrictions applicable to such plans SEC No-Action Letter, 2012 WL 3862169, August 30, 2012.

Except in relation to 403(b) plans subject to ERISA, the Company hereby represents that it is relying on and complies with the provisions of Paragraphs (1) through (4) of the SEC Staff’s No-Action Letter dated November 28, 1988, with respect to language concerning withdrawal restrictions applicable to plans established pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended. See American Council of Life Insurance; S.E.C. No-Action Letter, 1988 WL 1235221, November 28, 1988.

SIGNATURES

As required by the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant, Variable Annuity Account B of Voya Retirement Insurance and Annuity Company, has duly caused this Post-Effective Amendment to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of St. Paul, State of Minnesota, on the 1st day of May, 2025.

VARIABLE ANNUITY ACCOUNT B OF VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
(Registrant)
By:	VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY
(Depositor)
By:	Amelia J. Vailancourt*
Amelia J. Vailancourt President (principal executive officer)

As required by the Securities Act of 1933, this Post-Effective Amendment No. 65 to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

Amelia J. Vailancourt*	Director and President	February 21, 2025
Amelia J. Vailancourt	(principal executive officer)

Youssef A. Blal*	Director	February 24, 2025
Youssef A. Blal

Michael R. Katz*	Director and Chief Financial Officer	February 24, 2025
Michael R. Katz	(principal financial officer)

Neha Jha*	Director	February 28, 2025
Neha Jha

Mona Zielke	Director	February 24, 2025
Mona Zielke

Tony D. Oh	Chief Accounting Officer	February 24, 2025
Tony D, Oh	(principal accounting officer)

By:	/s/ Ian Macleod
Ian Macleod *Attorney-in-Fact

VARIABLE ANNUITY ACCOUNT B EXHIBIT INDEX

Exhibit No.	Exhibit

24(k)	Opinion and Consent of Counsel

24(l)	Consent of Independent Registered Public Accounting Firm